UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

MFS VARIABLE INSURANCE TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
December 31, 2021
MFS®  Blended Research®
Small Cap Equity Portfolio
MFS® Variable Insurance Trust III
VSC-ANN

MFS® Blended Research® Small Cap Equity Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Small Cap Equity Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Blended Research Small Cap Equity Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
National Storage Affiliates Trust, REIT	1.8%
Comfort Systems USA, Inc.	1.7%
Prestige Consumer Healthcare, Inc.	1.7%
STAG Industrial, Inc., REIT	1.7%
Box, Inc., “A”	1.6%
UMB Financial Corp.	1.6%
Portland General Electric Co.	1.5%
Regal Rexnord Corp.	1.5%
Hostess Brands, Inc.	1.5%
International Game Technology PLC	1.5%

GICS equity sectors (g)
Health Care	18.8%
Information Technology	15.1%
Financials	15.0%
Industrials	13.7%
Consumer Discretionary	12.3%
Real Estate	8.5%
Energy	4.8%
Materials	4.7%
Communication Services	2.4%
Consumer Staples	2.2%
Utilities	1.5%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Blended Research Small Cap Equity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Blended Research Small Cap Equity Portfolio (fund) provided a total return of 29.64%, while Service Class shares of the fund provided a total return of 29.17%. These compare with a return of 14.82% over the same period for the fund’s benchmark, the Russell 2000® Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Security selection within both the health care and industrials sectors contributed to performance relative to the Russell 2000® Index. Within the health care sector, the fund's overweight positions in over-the-counter health care and household cleaning products company Prestige Consumer Healthcare, clinical-stage neuroscience company Prothena Corp, biopharmaceutical company Five Prime Therapeutics(h) and health care services provider Tenet Healthcare(h) contributed to relative results. Within the industrials sector, the timing of the fund's ownership in shares of building materials manufacturer Builders FirstSource bolstered relative results. The stock price of Builders FirstSource appreciated as the company's earnings came in much stronger than consensus estimates, which were supported by robust sales growth and improving margins. Builders FirstSource also raised its full-year outlook on the back of the solid results, which further benefited the stock.
Stock selection and, to a lesser extent, the fund’s overweight positions in both the information technology and materials sectors also strengthened relative performance. There were no individual stocks within either sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the period.
Elsewhere, the fund's overweight positions in real estate investment trust National Storage Affiliates Trust, commercial banking and financial services firm Hanmi Financial Corp, oil and gas exploration company Magnolia Oil & Gas and pressure control equipment manufacturer Cactus aided relative performance. Additionally, holding shares of commercial banking service provider Signature Bank(b) further supported the fund’s relative returns. The stock price of Signature Bank advanced as the company reported financial results that exceeded consensus expectations, driven by higher fee income, lower operating expenses and a lower provision for loan losses.
Detractors from Performance
Stock selection in the consumer discretionary sector detracted from the fund’s relative performance. Within this sector, not holding shares of video game retailer GameStop held back relative results. The stock price of GameStop climbed as the company received massive media attention after a group of traders, who organized on the internet message board website, Reddit, drove the share price to record highs. Additionally, the fund's overweight position in gaming and racing facilities operator Penn National Gaming(h), and holding shares of pet health and wellness services provider Petco Health & Wellness Company(b), dampened relative results. The stock price of Penn National Gaming declined as the company reported financial results that missed consensus estimates, driven by negative effects from shutdowns related to hurricane events and regional flare-ups of the COVID-19 Delta variant in their local markets.
3

MFS Blended Research Small Cap Equity Portfolio
Management Review - continued
Stocks in other sectors that hindered relative performance included the fund’s holdings of cable and broadband communications provider Cable One(b)(h) and immune-driven medicine company Adaptive Biotechnologies Corp(b), and the timing of the fund’s ownership in shares of clinical stage company Atea Pharmaceuticals and biotechnology company Organogenesis. Additionally, the fund's overweight positions in digital operations management platform PagerDuty, pharmaceutical company Emergent BioSolutions and antibody therapeutics developer CytomX Therapeutics weakened relative results.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Blended Research Small Cap Equity Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	7/17/00	29.64%	12.88%	14.31%
Service Class	5/01/06	29.17%	12.60%	14.02%
Comparative benchmark(s)
Russell 2000® Index (f)	14.82%	12.02%	13.23%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 2000® Index(h) - constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Blended Research Small Cap Equity Portfolio
Performance Summary – continued
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Blended Research Small Cap Equity Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.52%	$1,000.00	$1,052.33	$2.69
	Hypothetical (h)	0.52%	$1,000.00	$1,022.58	$2.65
Service Class	Actual	0.77%	$1,000.00	$1,050.59	$3.98
	Hypothetical (h)	0.77%	$1,000.00	$1,021.32	$3.92
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.0%
Aerospace & Defense – 1.1%
CACI International, Inc., “A” (a)	2,583	$ 695,370
Parsons Corp. (a)	6,111	205,635
Smith & Wesson Brands, Inc.	10,889	193,824
		$1,094,829
Apparel Manufacturers – 1.1%
Skechers USA, Inc., “A” (a)	25,938	$ 1,125,709
Automotive – 0.8%
REV Group, Inc.	43,014	$ 608,648
XPEL, Inc. (a)	2,443	166,808
		$775,456
Biotechnology – 6.4%
Adaptive Biotechnologies Corp. (a)	14,580	$ 409,115
Agios Pharmaceuticals, Inc. (a)	1,341	44,079
Alector, Inc. (a)	7,190	148,473
Alkermes PLC (a)	18,388	427,705
AnaptysBio, Inc. (a)	17,816	619,106
Clovis Oncology, Inc. (a)	27,527	74,598
Coherus BioSciences, Inc. (a)	23,610	376,816
CymaBay Therapeutics, Inc. (a)	43,023	145,418
CytomX Therapeutics, Inc. (a)	78,372	339,351
Exelixis, Inc. (a)	4,024	73,559
iTeos Therapeutics, Inc. (a)	5,448	253,659
Macrogenics, Inc. (a)	17,180	275,739
Meridian Bioscience, Inc. (a)	23,303	475,381
Organogenesis Holdings, Inc. (a)	55,062	508,773
Precision Biosciences, Inc. (a)	24,255	179,487
Prothena Corp. PLC (a)	9,184	453,689
Sangamo Therapeutics, Inc. (a)	26,577	199,327
Travere Therapeutics, Inc. (a)	17,780	551,891
Vanda Pharmaceuticals, Inc. (a)	32,879	515,871
Varex Imaging Corp. (a)	20,425	644,409
		$6,716,446
Broadcasting – 0.5%
Entravision Communications Corp., “A”	78,364	$ 531,308
Brokerage & Asset Managers – 1.3%
Evercore Partners, Inc.	10,304	$ 1,399,798
Business Services – 3.1%
Forrester Research, Inc. (a)	19,365	$ 1,137,306
MoneyGram International, Inc. (a)	13,649	107,690
Paya, Inc. (a)	19,443	123,269
Sterling Check Corp. (a)	20,245	415,225
TaskUs, Inc., “A” (a)	9,855	531,776
Yext, Inc. (a)	96,037	952,687
		$3,267,953
8

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Chemicals – 2.1%
Element Solutions, Inc.	57,588	$ 1,398,237
Olin Corp.	11,352	652,967
Rayonier Advanced Materials, Inc. (a)	30,857	176,193
		$2,227,397
Computer Software – 4.9%
Altair Engineering, Inc., “A” (a)	984	$ 76,083
Domo, Inc., “B” (a)	1,764	87,494
Donnelley Financial Solutions, Inc. (a)	9,776	460,841
Eventbrite, Inc. (a)	67,940	1,184,874
Pagerduty, Inc. (a)	27,195	945,026
Paylocity Holding Corp. (a)	4,551	1,074,764
Ribbon Communications, Inc. (a)	9,922	60,028
Sprout Social, Inc. (a)	6,989	633,832
Tenable Holdings, Inc. (a)	9,835	541,614
Veritone, Inc. (a)	3,214	72,251
		$5,136,807
Computer Software - Systems – 3.7%
A10 Networks, Inc.	7,190	$ 119,210
Box, Inc., “A” (a)	63,294	1,657,670
Extreme Networks, Inc. (a)	36,308	570,036
Rimini Street, Inc. (a)	60,667	362,182
Verint Systems, Inc. (a)	22,594	1,186,411
		$3,895,509
Construction – 2.5%
Builders FirstSource, Inc. (a)	13,927	$ 1,193,683
GMS, Inc. (a)	23,296	1,400,323
		$2,594,006
Consumer Products – 2.2%
Nu Skin Enterprises, Inc., “A”	5,739	$ 291,254
Prestige Consumer Healthcare, Inc. (a)	29,495	1,788,872
Tupperware Brands Corp. (a)	13,213	202,027
		$2,282,153
Consumer Services – 1.6%
Grand Canyon Education, Inc. (a)	10,798	$ 925,497
Houghton Mifflin Harcourt Co. (a)	34,410	554,001
Medifast, Inc.	749	156,863
		$1,636,361
Electrical Equipment – 1.3%
Advanced Drainage Systems, Inc.	1,896	$ 258,102
TriMas Corp.	30,633	1,133,421
		$1,391,523
Electronics – 5.9%
Advanced Energy Industries, Inc.	11,446	$ 1,042,273
Alpha and Omega Semiconductor Ltd. (a)	9,840	595,910
Amkor Technology, Inc.	30,364	752,724
Jabil Circuit, Inc.	10,014	704,485
Plexus Corp. (a)	10,921	1,047,215
Sanmina Corp. (a)	9,592	397,684
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MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – continued
Silicon Laboratories, Inc. (a)	6,428	$ 1,326,868
Sonos, Inc. (a)	4,578	136,424
Xperi Holding Corp.	6,391	120,854
		$6,124,437
Energy - Independent – 2.0%
CONSOL Energy, Inc. (a)	12,632	$ 286,873
Magnolia Oil & Gas Corp., “A”	62,832	1,185,640
Peabody Energy Corp. (a)	53,645	540,205
SunCoke Energy, Inc.	8,270	54,499
		$2,067,217
Engineering - Construction – 3.1%
APi Group, Inc. (a)	53,539	$ 1,379,700
Comfort Systems USA, Inc.	18,360	1,816,538
		$3,196,238
Food & Beverages – 1.5%
Hostess Brands, Inc. (a)	75,994	$ 1,551,797
Food & Drug Stores – 0.2%
United Natural Foods, Inc. (a)	5,151	$ 252,811
Gaming & Lodging – 2.6%
International Game Technology PLC	52,531	$ 1,518,671
Wyndham Hotels & Resorts, Inc.	13,475	1,208,034
		$2,726,705
General Merchandise – 0.4%
Dillards, Inc., “A”	1,536	$ 376,351
Insurance – 2.7%
Brighthouse Financial, Inc. (a)	7,577	$ 392,489
CNO Financial Group, Inc.	60,518	1,442,749
Reinsurance Group of America, Inc.	9,021	987,709
		$2,822,947
Internet – 0.3%
Cars.com, Inc. (a)	21,463	$ 345,340
Leisure & Toys – 3.3%
Brunswick Corp.	13,197	$ 1,329,334
Funko, Inc., “A” (a)	57,871	1,087,975
Malibu Boats, Inc., “A” (a)	11,947	821,117
Polaris, Inc.	1,480	162,667
		$3,401,093
Machinery & Tools – 3.0%
ITT, Inc.	3,003	$ 306,877
Kennametal, Inc.	21,967	788,835
Manitowoc Co., Inc. (a)	9,747	181,197
Regal Rexnord Corp.	9,368	1,594,246
Titan Machinery, Inc. (a)	8,383	282,423
		$3,153,578
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MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – 2.9%
Community Health Systems, Inc. (a)	34,600	$ 460,526
Cross Country Healthcare, Inc. (a)	5,606	155,623
HealthEquity, Inc. (a)	14,326	633,782
Inotiv, Inc. (a)	1,454	61,170
LifeStance Health Group, Inc. (a)	13,516	128,672
Owens & Minor, Inc.	9,503	413,380
Syneos Health, Inc. (a)	11,360	1,166,445
		$3,019,598
Medical Equipment – 5.4%
Accuray, Inc. (a)	45,298	$ 216,071
AngioDynamics, Inc. (a)	17,481	482,126
Avanos Medical, Inc. (a)	13,261	459,759
Bioventus, Inc., “A” (a)	3,833	55,540
Envista Holdings Corp. (a)	25,119	1,131,862
Inogen, Inc. (a)	1,876	63,784
Integer Holdings Corp. (a)	5,866	502,071
Maravai Lifesciences Holdings, Inc., “A” (a)	30,714	1,286,917
Merit Medical Systems, Inc. (a)	5,337	332,495
Ortho Clinical Diagnostics, “H” (a)	12,328	263,696
Orthofix Medical, Inc. (a)	4,398	136,734
Quidel Corp. (a)	3,779	510,127
Zynex, Inc. (a)(l)	21,768	217,027
		$5,658,209
Metals & Mining – 1.5%
Ryerson Holding Corp.	23,457	$ 611,055
Schnitzer Steel Industries, Inc., “A”	1,857	96,415
TimkenSteel Corp. (a)	39,779	656,354
United States Steel Corp.	6,800	161,908
		$1,525,732
Natural Gas - Pipeline – 1.4%
Equitrans Midstream Corp.	143,826	$ 1,487,161
Oil Services – 1.9%
Cactus, Inc., “A”	19,782	$ 754,288
ChampionX Corp. (a)	36,535	738,372
MRC Global, Inc. (a)	71,337	490,799
		$1,983,459
Other Banks & Diversified Financials – 10.5%
Bank OZK	27,893	$ 1,297,861
Cathay General Bancorp, Inc.	31,340	1,347,307
First BanCorp.	47,566	655,460
First Hawaiian, Inc.	16,470	450,125
Hanmi Financial Corp.	54,343	1,286,842
Signature Bank	1,232	398,515
SLM Corp.	73,911	1,453,829
UMB Financial Corp.	15,537	1,648,631
Umpqua Holdings Corp.	65,202	1,254,487
United Community Bank, Inc.	2,031	72,994
Wintrust Financial Corp.	12,117	1,100,466
		$10,966,517
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MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – 2.4%
Amneal Pharmaceuticals, Inc. (a)	17,357	$ 83,140
Atea Pharmaceuticals, Inc. (a)	11,149	99,672
Collegium Pharmaceutical, Inc. (a)	21,105	394,241
Emergent BioSolutions, Inc. (a)	6,035	262,342
Endo International PLC (a)	48,037	180,619
Intercept Pharmaceuticals, Inc. (a)(l)	34,031	554,365
Phibro Animal Health Corp., “A”	11,342	231,604
United Therapeutics Corp. (a)	3,092	668,119
		$2,474,102
Printing & Publishing – 0.4%
Gannett Co., Inc. (a)	83,545	$ 445,295
Railroad & Shipping – 0.3%
Genco Shipping & Trading Ltd.	20,610	$ 329,760
Real Estate – 8.5%
Broadstone Net Lease, Inc., REIT	18,841	$ 467,634
Empire State Realty Trust, REIT, “A”	59,238	527,218
EPR Properties, REIT	25,435	1,207,908
Industrial Logistics Properties Trust, REIT	10,844	271,642
Innovative Industrial Properties, Inc., REIT	2,672	702,495
National Storage Affiliates Trust, REIT	27,304	1,889,437
Plymouth Industrial, Inc., REIT	22,493	719,776
Spirit Realty Capital, Inc., REIT	26,447	1,274,481
STAG Industrial, Inc., REIT	36,884	1,768,957
		$8,829,548
Restaurants – 0.6%
Texas Roadhouse, Inc.	7,388	$ 659,601
Specialty Chemicals – 1.4%
Univar Solutions, Inc. (a)	52,298	$ 1,482,648
Specialty Stores – 2.3%
Lovesac Co. (a)	1,053	$ 69,772
Overstock.com, Inc. (a)	2,583	152,423
Petco Health & Wellness Co., Inc. (a)	15,062	298,077
Signet Jewelers Ltd.	7,694	669,609
Urban Outfitters, Inc. (a)	33,091	971,551
Zumiez, Inc. (a)	4,477	214,851
		$2,376,283
Telephone Services – 0.3%
Cambium Networks Corp. (a)	10,664	$ 273,318
Trucking – 0.1%
Daseke, Inc. (a)	11,307	$ 113,522
Utilities - Electric Power – 1.5%
Portland General Electric Co.	30,208	$ 1,598,607
Total Common Stocks (Identified Cost, $78,624,653)		$103,317,129
12

MFS Blended Research Small Cap Equity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 1.0%
Money Market Funds – 1.0%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $1,035,352)	1,035,352	$ 1,035,352
Collateral for Securities Loaned – 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (j) (Identified Cost, $333,299)	333,299	$ 333,299
Other Assets, Less Liabilities – (0.3)%		(318,902)
Net Assets – 100.0%		$104,366,878
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,035,352 and $103,650,428, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
13

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value, including $322,436 of securities on loan (identified cost, $78,957,952)	$103,650,428
Investments in affiliated issuers, at value (identified cost, $1,035,352)	1,035,352
Receivables for
Fund shares sold	25,004
Interest and dividends	67,880
Other assets	812
Total assets	$104,779,476
Liabilities
Payables for
Fund shares reacquired	$19,333
Collateral for securities loaned, at value	333,299
Payable to affiliates
Investment adviser	2,213
Administrative services fee	136
Shareholder servicing costs	73
Distribution and/or service fees	897
Payable for independent Trustees' compensation	60
Accrued expenses and other liabilities	56,587
Total liabilities	$412,598
Net assets	$104,366,878
Net assets consist of
Paid-in capital	$59,343,150
Total distributable earnings (loss)	45,023,728
Net assets	$104,366,878
Shares of beneficial interest outstanding	7,634,404
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$39,073,349	2,787,781	$14.02
Service Class	65,293,529	4,846,623	13.47
See Notes to Financial Statements
14

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$1,194,494
Other	19,761
Income on securities loaned	3,347
Dividends from affiliated issuers	360
Foreign taxes withheld	(480)
Total investment income	$1,217,482
Expenses
Management fee	$409,334
Distribution and/or service fees	159,635
Shareholder servicing costs	12,888
Administrative services fee	24,265
Independent Trustees' compensation	3,715
Custodian fee	4,526
Shareholder communications	14,634
Audit and tax fees	56,510
Legal fees	493
Miscellaneous	22,617
Total expenses	$708,617
Reduction of expenses by investment adviser	(12,961)
Net expenses	$695,656
Net investment income (loss)	$521,826
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$23,809,565
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$1,832,471
Net realized and unrealized gain (loss)	$25,642,036
Change in net assets from operations	$26,163,862
See Notes to Financial Statements
15

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$521,826	$770,676
Net realized gain (loss)	23,809,565	(3,204,516)
Net unrealized gain (loss)	1,832,471	7,925,642
Change in net assets from operations	$26,163,862	$5,491,802
Total distributions to shareholders	$(770,014)	$(7,515,113)
Change in net assets from fund share transactions	$(14,248,191)	$(1,294,777)
Total change in net assets	$11,145,657	$(3,318,088)
Net assets
At beginning of period	93,221,221	96,539,309
At end of period	$104,366,878	$93,221,221
See Notes to Financial Statements
16

MFS Blended Research Small Cap Equity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.91	$11.66	$11.25	$13.47	$13.23
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	$0.10	$0.09	$0.11
Net realized and unrealized gain (loss)	3.14	0.01(g)	2.56	(0.40)	1.70
Total from investment operations	$3.23	$0.11	$2.66	$(0.31)	$1.81
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.09)	$(0.10)	$(0.13)	$(0.12)
From net realized gain	—	(0.77)	(2.15)	(1.78)	(1.45)
Total distributions declared to shareholders	$(0.12)	$(0.86)	$(2.25)	$(1.91)	$(1.57)
Net asset value, end of period (x)	$14.02	$10.91	$11.66	$11.25	$13.47
Total return (%) (k)(r)(s)(x)	29.64	2.23	26.78	(5.11)	14.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.54	0.55	0.54	0.54	0.53
Expenses after expense reductions	0.52	0.54	0.53	0.53	0.52
Net investment income (loss)	0.67	1.05	0.81	0.69	0.82
Portfolio turnover	78	84	59	72	81
Net assets at end of period (000 omitted)	$39,073	$33,850	$35,441	$29,936	$36,195
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.50	$11.24	$10.92	$13.12	$12.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.07	$0.07	$0.06	$0.07
Net realized and unrealized gain (loss)	3.01	0.02(g)	2.46	(0.39)	1.67
Total from investment operations	$3.06	$0.09	$2.53	$(0.33)	$1.74
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.06)	$(0.06)	$(0.09)	$(0.09)
From net realized gain	—	(0.77)	(2.15)	(1.78)	(1.45)
Total distributions declared to shareholders	$(0.09)	$(0.83)	$(2.21)	$(1.87)	$(1.54)
Net asset value, end of period (x)	$13.47	$10.50	$11.24	$10.92	$13.12
Total return (%) (k)(r)(s)(x)	29.17	2.14	26.36	(5.35)	14.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.80	0.79	0.79	0.78
Expenses after expense reductions	0.77	0.79	0.78	0.78	0.77
Net investment income (loss)	0.42	0.80	0.56	0.43	0.55
Portfolio turnover	78	84	59	72	81
Net assets at end of period (000 omitted)	$65,294	$59,371	$61,099	$55,648	$71,366

See Notes to Financial Statements
17

MFS Blended Research Small Cap Equity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
18

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Blended Research Small Cap Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
19

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$103,317,129	$—	$—	$103,317,129
Mutual Funds	1,368,651	—	—	1,368,651
Total	$104,685,780	$—	$—	$104,685,780
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $322,436. The fair value of the fund's investment securities on loan and a related liability of $333,299 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
20

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$770,014	$1,857,641
Long-term capital gains	—	5,657,472
Total distributions	$770,014	$7,515,113
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$80,577,435
Gross appreciation	28,302,731
Gross depreciation	(4,194,386)
Net unrealized appreciation (depreciation)	$24,108,345
Undistributed ordinary income	7,205,891
Undistributed long-term capital gain	13,709,492
Total distributable earnings (loss)	$45,023,728
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$338,509	$2,607,703
Service Class	431,505	4,907,410
Total	$770,014	$7,515,113
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $12,961, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
21

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $12,137, which equated to 0.0119% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $751.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0237% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $19,739, which is included in “Other” income in the Statement of Operations.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $331,854.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $78,323,442 and $93,455,170, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
22

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	263,239	$3,473,991	825,995	$6,434,636
Service Class	607,326	7,714,638	1,413,665	11,455,698
	870,565	$11,188,629	2,239,660	$17,890,334
Shares issued to shareholders in reinvestment of distributions
Initial Class	25,357	$338,509	281,002	$2,607,703
Service Class	33,580	431,505	549,542	4,907,410
	58,937	$770,014	830,544	$7,515,113
Shares reacquired
Initial Class	(602,378)	$(7,913,165)	(1,046,160)	$(10,004,310)
Service Class	(1,450,359)	(18,293,669)	(1,740,816)	(16,695,914)
	(2,052,737)	$(26,206,834)	(2,786,976)	$(26,700,224)
Net change
Initial Class	(313,782)	$(4,100,665)	60,837	$(961,971)
Service Class	(809,453)	(10,147,526)	222,391	(332,806)
	(1,123,235)	$(14,248,191)	283,228	$(1,294,777)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $295 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$529,846	$17,823,841	$17,318,335	$—	$—	$1,035,352
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$360	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple
23

MFS Blended Research Small Cap Equity Portfolio
Notes to Financial Statements  - continued
surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
24

MFS Blended Research Small Cap Equity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Blended Research Small Cap Equity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Small Cap Equity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
25

MFS Blended Research Small Cap Equity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

26

MFS Blended Research Small Cap Equity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
27

MFS Blended Research Small Cap Equity Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
28

MFS Blended Research Small Cap Equity Portfolio
Board Review of Investment Advisory Agreement
MFS Blended Research Small Cap Equity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 5th quintile for the one-year period and the 4th quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  The Trustees noted that the total return performance (Class I shares) of the Fund’s retail counterpart, MFS Blended Research Small Cap Equity Fund, which has substantially similar investment strategies, was in the 3rd
29

MFS Blended Research Small Cap Equity Portfolio
Board Review of Investment Advisory Agreement - continued
quintile relative to the other funds in its Broadridge performance universe for the five-year period ended December 31, 2020. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole.  They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints.  Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
30

MFS Blended Research Small Cap Equity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
31

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Annual Report
December 31, 2021
MFS®  Conservative
Allocation Portfolio
MFS® Variable Insurance Trust III
VCA-ANN

MFS® Conservative Allocation Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Conservative Allocation Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Conservative Allocation Portfolio
Portfolio Composition
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Total Return Bond Series	16.9%
MFS Limited Maturity Portfolio	11.9%
MFS Inflation-Adjusted Bond Portfolio	10.0%
MFS Government Securities Portfolio	9.9%
MFS Global Governments Portfolio	7.9%
MFS Value Series	6.0%
MFS Research Series	6.0%
MFS Growth Series	6.0%
MFS High Yield Portfolio	5.0%
MFS Mid Cap Value Portfolio	4.0%
MFS Mid Cap Growth Series	4.0%
MFS Research International Portfolio	4.0%
MFS Global Real Estate Portfolio	2.0%
MFS International Growth Portfolio	2.0%
MFS International Intrinsic Value Portfolio	2.0%
MFS New Discovery Value Portfolio	1.0%
MFS New Discovery Series	1.0%
Cash & Cash Equivalents	0.4%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the fund's Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Conservative Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Conservative Allocation Portfolio (fund) provided a total return of 7.00%, while Service Class shares of the fund provided a total return of 6.70%. These compare with a return of -1.54% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund's other benchmark, the MFS Conservative Allocation Portfolio Blended Index (Blended Index), generated a return of 7.91%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
During the reporting period, the fund outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index. Over the same period, the fund underperformed the Blended Index.
Relative to the Blended Index, the fund's exposure to the fixed income asset class supported performance, led by its allocation to the MFS Inflation-Adjusted Bond Portfolio, MFS High Yield Portfolio and MFS Limited Maturity Portfolio, which outweighed weakness from the fund's exposure to the MFS Global Governments Portfolio, which underperformed in US dollar terms as the dollar strengthened.
The fund's exposure to the U.S. equity asset class detracted from performance relative to the Blended Index. Here, exposure to the MFS Mid Cap Growth Series and MFS New Discovery Series held back relative returns as mid and small capitalization growth meaningfully lagged the broader market. The fund’s exposure to the MFS Research Series and MFS Growth Series further weakened relative returns as both funds underperformed their respective benchmarks, which were propelled higher by the strong performance of some large capitalization US technology companies, such as Alphabet and Apple.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Conservative Allocation Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	7.00%	8.78%	7.16%
Service Class	10/01/08	6.70%	8.50%	6.90%
Comparative benchmark(s)
Bloomberg U.S. Aggregate Bond Index (f)	(1.54)%	3.57%	2.90%
MFS Conservative Allocation Portfolio Blended Index (f)(w)	7.91%	8.44%	7.34%
FTSE EPRA Nareit Developed Reat Estate Index (net div) (f)	26.09%	7.81%	8.64%
MSCI EAFE Index (net div) (f)	11.26%	9.55%	8.03%
Standard & Poor's 500 Stock Index (f)	28.71%	18.47%	16.55%
(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2021, the MFS Conservative Allocation Portfolio Blended Index (a custom index) was comprised of 62% Bloomberg U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index (net div), and 2% FTSE EPRA Nareit Developed Real Estate Index (net div).
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
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MFS Conservative Allocation Portfolio
Performance Summary – continued
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Conservative Allocation Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.03%	$1,000.00	$1,029.55	$0.15
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
Service Class	Actual	0.28%	$1,000.00	$1,027.60	$1.43
	Hypothetical (h)	0.28%	$1,000.00	$1,023.79	$1.43
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
6

MFS Conservative Allocation Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 61.6%
MFS Global Governments Portfolio - Initial Class	3,014,404	$ 31,862,246
MFS Government Securities Portfolio - Initial Class	3,235,683	39,928,327
MFS High Yield Portfolio - Initial Class	3,582,504	20,026,199
MFS Inflation-Adjusted Bond Portfolio - Initial Class	3,352,157	39,991,232
MFS Limited Maturity Portfolio - Initial Class	4,699,880	47,985,772
MFS Total Return Bond Series - Initial Class	4,988,852	67,998,054
		$ 247,791,830
International Stock Funds – 8.0%
MFS International Growth Portfolio - Initial Class	480,000	$ 8,054,407
MFS International Intrinsic Value Portfolio - Initial Class	213,294	8,024,105
MFS Research International Portfolio - Initial Class	840,874	16,085,915
		$32,164,427
Specialty Funds – 2.0%
MFS Global Real Estate Portfolio - Initial Class	423,479	$ 8,135,042
U.S. Stock Funds – 28.0%
MFS Growth Series - Initial Class	301,431	$ 23,921,598
MFS Mid Cap Growth Series - Initial Class	1,372,918	16,090,595
MFS Mid Cap Value Portfolio - Initial Class	1,457,704	16,165,941
MFS New Discovery Series - Initial Class	166,959	3,890,147
MFS New Discovery Value Portfolio - Initial Class	353,649	4,031,596
MFS Research Series - Initial Class	623,316	24,053,763
MFS Value Series - Initial Class	977,984	24,175,763
		$ 112,329,403
Money Market Funds – 0.4%
MFS Institutional Money Market Portfolio, 0.07% (v)	1,644,909	$ 1,644,909
Total Investment Companies (Identified Cost, $330,719,695)		$ 402,065,611
Other Assets, Less Liabilities – (0.0)%		(50,755)
Net Assets – 100.0%		$ 402,014,856
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $402,065,611.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
7

MFS Conservative Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in affiliated issuers, at value (identified cost, $330,719,695)	$402,065,611
Receivables for
Investments sold	373,555
Fund shares sold	87,224
Other assets	1,944
Total assets	$402,528,334
Liabilities
Payables for
Investments purchased	$84,692
Fund shares reacquired	376,087
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	50
Distribution and/or service fees	5,459
Payable for independent Trustees' compensation	332
Accrued expenses and other liabilities	46,762
Total liabilities	$513,478
Net assets	$402,014,856
Net assets consist of
Paid-in capital	$301,645,898
Total distributable earnings (loss)	100,368,958
Net assets	$402,014,856
Shares of beneficial interest outstanding	33,324,103
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$3,278,132	272,763	$12.02
Service Class	398,736,724	33,051,340	12.06
See Notes to Financial Statements
8

MFS Conservative Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends from affiliated issuers	$7,854,498
Other	64
Total investment income	$7,854,562
Expenses
Distribution and/or service fees	$1,035,418
Shareholder servicing costs	7,284
Administrative services fee	17,500
Independent Trustees' compensation	8,085
Custodian fee	5,663
Shareholder communications	11,226
Audit and tax fees	40,855
Legal fees	2,000
Miscellaneous	25,971
Total expenses	$1,154,002
Net investment income (loss)	$6,700,560
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$15,400,862
Capital gain distributions from affiliated issuers	10,375,719
Net realized gain (loss)	$25,776,581
Change in unrealized appreciation or depreciation
Affiliated issuers	$(5,112,515)
Net realized and unrealized gain (loss)	$20,664,066
Change in net assets from operations	$27,364,626
See Notes to Financial Statements
9

MFS Conservative Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$6,700,560	$8,306,512
Net realized gain (loss)	25,776,581	15,354,842
Net unrealized gain (loss)	(5,112,515)	23,432,452
Change in net assets from operations	$27,364,626	$47,093,806
Total distributions to shareholders	$(23,872,548)	$(28,736,522)
Change in net assets from fund share transactions	$(32,767,356)	$(22,299,766)
Total change in net assets	$(29,275,278)	$(3,942,482)
Net assets
At beginning of period	431,290,134	435,232,616
At end of period	$402,014,856	$431,290,134
See Notes to Financial Statements
10

MFS Conservative Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$11.95	$11.44	$10.58	$11.61	$10.95
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.23	$0.27	$0.28	$0.27	$0.22
Net realized and unrealized gain (loss)	0.60	1.09	1.47	(0.55)	1.02
Total from investment operations	$0.83	$1.36	$1.75	$(0.28)	$1.24
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.31)	$(0.31)	$(0.26)	$(0.26)
From net realized gain	(0.47)	(0.54)	(0.58)	(0.49)	(0.32)
Total distributions declared to shareholders	$(0.76)	$(0.85)	$(0.89)	$(0.75)	$(0.58)
Net asset value, end of period (x)	$12.02	$11.95	$11.44	$10.58	$11.61
Total return (%) (k)(r)(s)(x)	7.00	12.31	16.87	(2.73)	11.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.03	0.03	0.03	0.03	0.02
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.90	2.40	2.47	2.34	1.94
Portfolio turnover	1	7	2	1	0(b)
Net assets at end of period (000 omitted)	$3,278	$3,061	$2,029	$2,062	$2,338
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$11.99	$11.47	$10.61	$11.63	$10.96
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.19	$0.23	$0.25	$0.23	$0.19
Net realized and unrealized gain (loss)	0.60	1.11	1.47	(0.53)	1.02
Total from investment operations	$0.79	$1.34	$1.72	$(0.30)	$1.21
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.28)	$(0.28)	$(0.23)	$(0.22)
From net realized gain	(0.47)	(0.54)	(0.58)	(0.49)	(0.32)
Total distributions declared to shareholders	$(0.72)	$(0.82)	$(0.86)	$(0.72)	$(0.54)
Net asset value, end of period (x)	$12.06	$11.99	$11.47	$10.61	$11.63
Total return (%) (k)(r)(s)(x)	6.70	12.06	16.48	(2.92)	11.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.28	0.28	0.28	0.28	0.27
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.60	1.98	2.18	2.05	1.63
Portfolio turnover	1	7	2	1	0(b)
Net assets at end of period (000 omitted)	$398,737	$428,229	$433,203	$442,988	$552,579

See Notes to Financial Statements
11

MFS Conservative Allocation Portfolio
Financial Highlights - continued
(b)	Less than 0.5%.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
12

MFS Conservative Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Conservative Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally
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MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$402,065,611	$—	$—	$402,065,611
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
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MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$10,079,337	$10,462,384
Long-term capital gains	13,793,211	18,274,138
Total distributions	$23,872,548	$28,736,522
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$334,170,253
Gross appreciation	71,649,822
Gross depreciation	(3,754,464)
Net unrealized appreciation (depreciation)	$67,895,358
Undistributed ordinary income	7,270,925
Undistributed long-term capital gain	25,202,675
Total distributable earnings (loss)	$100,368,958
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
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MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$189,389	$204,461
Service Class	23,683,159	28,532,061
Total	$23,872,548	$28,736,522
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $7,138, which equated to 0.0017% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $146.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0042% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $5,457,602 and $63,232,656, respectively.
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MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	32,316	$389,338	128,703	$1,465,862
Service Class	589,590	7,135,130	685,857	7,863,331
	621,906	$7,524,468	814,560	$9,329,193
Shares issued to shareholders in reinvestment of distributions
Initial Class	15,902	$189,389	18,062	$204,461
Service Class	1,978,543	23,683,159	2,509,416	28,532,061
	1,994,445	$23,872,548	2,527,478	$28,736,522
Shares reacquired
Initial Class	(31,668)	$(382,074)	(67,990)	$(753,310)
Service Class	(5,238,847)	(63,782,298)	(5,236,313)	(59,612,171)
	(5,270,515)	$(64,164,372)	(5,304,303)	$(60,365,481)
Net change
Initial Class	16,550	$196,653	78,775	$917,013
Service Class	(2,670,714)	(32,964,009)	(2,041,040)	(23,216,779)
	(2,654,164)	$(32,767,356)	(1,962,265)	$(22,299,766)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $1,178 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Global Governments Portfolio	$34,251,986	$1,569,133	$643,836	$(23,508)	$(3,291,529)	$31,862,246
MFS Global Real Estate Portfolio	8,706,919	154,658	2,837,110	794,104	1,316,471	8,135,042
MFS Government Securities Portfolio	41,854,392	1,679,566	1,917,051	(154,536)	(1,534,044)	39,928,327
MFS Growth Series	26,070,201	3,800,708	8,167,259	4,010,283	(1,792,335)	23,921,598
MFS High Yield Portfolio	21,508,098	1,130,765	2,308,769	(175,622)	(128,273)	20,026,199
MFS Inflation-Adjusted Bond Portfolio	43,215,292	1,340,483	4,157,002	413,701	(821,242)	39,991,232
MFS Institutional Money Market Portfolio	1,658,652	1,408,147	1,421,890	—	—	1,644,909
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MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers − continued	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS International Growth Portfolio	$8,732,163	$492,453	$1,555,831	$365,169	$20,453	$8,054,407
MFS International Intrinsic Value Portfolio	8,706,814	347,559	1,641,308	700,963	(89,923)	8,024,105
MFS Limited Maturity Portfolio	50,602,857	1,625,193	3,108,476	(7,962)	(1,125,840)	47,985,772
MFS Mid Cap Growth Series	17,529,411	3,743,871	4,339,794	1,606,802	(2,449,695)	16,090,595
MFS Mid Cap Value Portfolio	17,447,117	396,398	6,071,130	1,212,426	3,181,130	16,165,941
MFS New Discovery Series	4,400,343	953,147	971,648	311,784	(803,479)	3,890,147
MFS New Discovery Value Portfolio	4,380,552	214,472	1,722,029	365,897	792,704	4,031,596
MFS Research International Portfolio	17,455,372	1,113,648	3,451,071	823,232	144,734	16,085,915
MFS Research Series	26,119,129	1,615,735	7,836,813	2,544,913	1,610,799	24,053,763
MFS Total Return Bond Series	72,553,252	2,592,263	4,689,998	30,017	(2,487,480)	67,998,054
MFS Value Series	26,144,086	916,975	7,813,531	2,583,199	2,345,034	24,175,763
	$431,336,636	$25,095,174	$64,654,546	$15,400,862	$(5,112,515)	$402,065,611
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Global Governments Portfolio	$768,810	$—
MFS Global Real Estate Portfolio	120,228	—
MFS Government Securities Portfolio	909,227	—
MFS Growth Series	17,254	3,215,114
MFS High Yield Portfolio	1,020,095	—
MFS Inflation-Adjusted Bond Portfolio	602,083	501,372
MFS Institutional Money Market Portfolio	792	—
MFS International Growth Portfolio	66,113	310,668
MFS International Intrinsic Value Portfolio	31,088	210,754
MFS Limited Maturity Portfolio	1,124,870	94,213
MFS Mid Cap Growth Series	37,772	3,085,257
MFS Mid Cap Value Portfolio	193,498	45,057
MFS New Discovery Series	236,376	391,630
MFS New Discovery Value Portfolio	99,528	25,370
MFS Research International Portfolio	194,463	715,672
MFS Research Series	233,305	1,244,503
MFS Total Return Bond Series	1,880,120	5,096
MFS Value Series	318,876	531,013
	$7,854,498	$10,375,719
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to
18

MFS Conservative Allocation Portfolio
Notes to Financial Statements  - continued
transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
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MFS Conservative Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Conservative Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Conservative Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Conservative Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

21

MFS Conservative Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
22

MFS Conservative Allocation Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Natalie Shapiro
23

MFS Conservative Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Conservative Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
24

MFS Conservative Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).
In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was lower than the Broadridge expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
25

MFS Conservative Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $15,173,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 10.97% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
26

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
28

Annual Report
December 31, 2021
MFS®  Global Real
Estate Portfolio
MFS® Variable Insurance Trust III
VRE-ANN

MFS® Global Real Estate Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Real Estate Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Global Real Estate Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Prologis, Inc., REIT	7.8%
Equinix, Inc., REIT	4.0%
Extra Space Storage, Inc., REIT	3.5%
Simon Property Group, Inc., REIT	3.5%
AvalonBay Communities, Inc., REIT	3.2%
Goodman Group, REIT	2.9%
American Homes 4 Rent, “A”, REIT	2.9%
Mid-America Apartment Communities, Inc., REIT	2.8%
Vonovia SE, REIT	2.7%
Sun Communities, Inc., REIT	2.5%
GICS equity industries (g)
Real Estate	93.6%
Communication Services	3.5%
Health Care	0.9%
Issuer country weightings (x)
United States	61.3%
United Kingdom	5.9%
Japan	4.7%
Australia	4.5%
Germany	4.0%
Belgium	3.9%
Hong Kong	3.6%
Singapore	3.6%
Canada	2.6%
Other Countries	5.9%
Currency exposure weightings (y)
United States Dollar	61.3%
Euro	9.9%
British Pound Sterling	7.4%
Japanese Yen	4.7%
Australian Dollar	4.5%
Hong Kong Dollar	3.6%
Singapore Dollar	3.6%
Canadian Dollar	2.6%
Mexican Peso	1.4%
Other Currencies	1.0%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Global Real Estate Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Global Real Estate Portfolio (fund) provided a total return of 30.12%, while Service Class shares of the fund provided a total return of 29.87%. These compare with a return of 26.09% over the same period for the fund’s benchmark, the FTSE EPRA Nareit Developed Real Estate Index (net div).
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Relative to the FTSE EPRA Nareit Developed Real Estate Index, an underweight position and security selection within Japan real estate investments contributed to performance, led by the fund’s avoidance of real estate developer Mitsubishi Estate (Japan).
Stock selection within US real estate investments further supported relative results. Here, the fund's overweight positions in real estate investment trusts Extra Space Storage, Prologis, Mid-American Apartment Communities, STAG Industrial, Avalonbay Communities, Brixmor Property Group and Urban Edge Properties strengthened relative performance.
Elsewhere, the timing of the fund’s ownership in shares of residential real estate management company Vonovia (Germany), and its overweight position in real estate investment trust Big Yellow Group (United Kingdom), benefited relative returns.
Detractors from Performance
Stock selection within United Kingdom real estate investments detracted from the fund’s relative returns. There were no individual stocks within this country, either in the fund or in the benchmark, that were among the fund's largest relative detractors during the period.
Stock selection within Hong Kong real estate investments also held back relative results, led by the fund’s holdings of real estate development firm ESR Cayman(b) (Hong Kong), and its overweight position in real estate developer Swire Properties (China).
Other notable relative detractors during the reporting period included the fund’s not owning shares of storage facility operator Public Storage and apartment owner Equity Residential, and its overweight positions in real estate investment trusts, Mapletree Commercial Trust (Singapore), Mapletree Logistics Trust (Singapore) and STORE Capital, and real estate company LEG Immobilien (Germany). In addition, holding shares of healthcare services provider Encompass Health Corp(b) further weighed on relative results.
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Rick Gable
3

MFS Global Real Estate Portfolio
Management Review - continued
Note to Contract Owners: Effective March 31, 2022, Mark Syn will be added as a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Global Real Estate Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	12/07/98	30.12%	12.99%	12.19%
Service Class	2/01/04	29.87%	12.71%	11.91%
Comparative benchmark(s)
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	26.09%	7.81%	8.64%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
It is not possible to invest directly in an index.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
5

MFS Global Real Estate Portfolio
Performance Summary – continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Global Real Estate Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.92%	$1,000.00	$1,128.05	$4.93
	Hypothetical (h)	0.92%	$1,000.00	$1,020.57	$4.69
Service Class	Actual	1.17%	$1,000.00	$1,126.48	$6.27
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Global Real Estate Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.0%
Construction – 8.9%
American Homes 4 Rent, “A”, REIT	147,227	$ 6,420,569
AvalonBay Communities, Inc., REIT	27,741	7,007,099
Mid-America Apartment Communities, Inc., REIT	26,490	6,077,866
		$19,505,534
Engineering - Construction – 1.4%
Corporacion Inmobiliaria Vesta S.A.B. de C.V.	722,107	$ 1,454,053
Fibra Uno Administracion S.A. de C.V., REIT	1,509,085	1,594,911
		$3,048,964
Forest & Paper Products – 3.2%
Rayonier, Inc., REIT	101,707	$ 4,104,894
Weyerhaeuser Co., REIT	71,594	2,948,241
		$7,053,135
Medical & Health Technology & Services – 4.6%
Encompass Health Corp.	31,683	$ 2,067,633
Medical Properties Trust, Inc., REIT	156,813	3,705,491
Welltower, Inc., REIT	50,684	4,347,167
		$10,120,291
Network & Telecom – 4.0%
Equinix, Inc., REIT	10,240	$ 8,661,402
Real Estate – 70.8%
Advance Residence Investment Corp., REIT	957	$ 3,161,436
Alexandria Real Estate Equities, Inc., REIT	20,094	4,480,158
Allied Properties, REIT	42,006	1,459,476
Ascendas India Trust, REIT	1,573,800	1,658,353
Big Yellow Group PLC, REIT	182,008	4,205,313
Boston Properties, Inc., REIT	21,768	2,507,238
Brixmor Property Group, Inc., REIT	148,651	3,777,222
Douglas Emmett, Inc., REIT	71,338	2,389,823
Embassy Office Parks, REIT	381,242	1,741,846
Equity Lifestyle Properties, Inc., REIT	60,844	5,333,585
ESR Cayman Ltd. (a)	1,075,800	3,635,415
Extra Space Storage, Inc., REIT	34,149	7,742,603
Goodman Group, REIT	334,462	6,448,452
Grainger PLC	820,216	3,497,141
Granite REIT	51,996	4,332,486
Host Hotels & Resorts, Inc., REIT (a)	226,442	3,937,826
Japan Logistics Fund, Inc., REIT	843	2,612,619
Katitas Co. Ltd.	118,400	4,554,638
LEG Immobilien SE	21,963	3,068,097
Mapletree Commercial Trust, REIT	3,115,200	4,637,048
Mapletree Logistics Trust, REIT	1,094,031	1,542,490
National Retail Properties, Inc., REIT	72,315	3,476,182
National Storage, REIT	1,768,342	3,422,242
Phillips Edison & Co., REIT	54,979	1,816,506
Prologis, Inc., REIT	101,192	17,036,685
Shaftesbury PLC, REIT	445,423	3,707,849
Shurgard Self Storage S.A.	49,767	3,257,933
Simon Property Group, Inc., REIT	47,571	7,600,419
Sino Land Co. Ltd.	1,472,613	1,833,790
8

MFS Global Real Estate Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
STAG Industrial, Inc., REIT	97,221	$ 4,662,719
STORE Capital Corp., REIT	112,123	3,857,031
Sun Communities, Inc., REIT	26,227	5,506,883
Swire Properties Ltd.	956,400	2,396,657
Unite Group PLC, REIT	101,577	1,526,821
Urban Edge Properties, REIT	156,897	2,981,043
VICI Properties, Inc., REIT	139,591	4,203,085
Vonovia SE, REIT	105,497	5,825,252
Warehouses De Pauw, REIT	108,773	5,223,488
		$ 155,057,850
Specialty Stores – 0.2%
Multiplan Empreendimentos Imobiliarios S.A.	125,396	$ 421,439
Telecommunications - Wireless – 3.4%
American Tower Corp., REIT	10,809	$ 3,161,633
Cellnex Telecom S.A.	74,403	4,319,841
		$7,481,474
Telephone Services – 1.5%
Helios Tower PLC (a)	1,430,490	$ 3,330,332
Total Common Stocks (Identified Cost, $129,831,911)		$214,680,421
Investment Companies (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $4,160,356)	4,160,356	$ 4,160,356
Other Assets, Less Liabilities – 0.1%		261,780
Net Assets – 100.0%		$219,102,557
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,160,356 and $214,680,421, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
9

MFS Global Real Estate Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $129,831,911)	$214,680,421
Investments in affiliated issuers, at value (identified cost, $4,160,356)	4,160,356
Receivables for
Fund shares sold	11,171
Dividends	562,072
Receivable from investment adviser	8,787
Other assets	1,208
Total assets	$219,424,015
Liabilities
Payables for
Fund shares reacquired	$232,590
Payable to affiliates
Administrative services fee	219
Shareholder servicing costs	99
Distribution and/or service fees	946
Accrued expenses and other liabilities	87,604
Total liabilities	$321,458
Net assets	$219,102,557
Net assets consist of
Paid-in capital	$123,832,554
Total distributable earnings (loss)	95,270,003
Net assets	$219,102,557
Shares of beneficial interest outstanding	10,850,405
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$149,746,362	7,794,921	$19.21
Service Class	69,356,195	3,055,484	22.70
See Notes to Financial Statements
10

MFS Global Real Estate Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$4,596,571
Other	8,603
Dividends from affiliated issuers	1,755
Foreign taxes withheld	(182,486)
Total investment income	$4,424,443
Expenses
Management fee	$1,820,254
Distribution and/or service fees	154,991
Shareholder servicing costs	15,274
Administrative services fee	37,227
Independent Trustees' compensation	4,963
Custodian fee	31,379
Shareholder communications	18,281
Audit and tax fees	81,278
Legal fees	1,071
Miscellaneous	25,666
Total expenses	$2,190,384
Reduction of expenses by investment adviser	(173,147)
Net expenses	$2,017,237
Net investment income (loss)	$2,407,206
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$15,728,079
Foreign currency	4,941
Net realized gain (loss)	$15,733,020
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$35,301,546
Translation of assets and liabilities in foreign currencies	(143)
Net unrealized gain (loss)	$35,301,403
Net realized and unrealized gain (loss)	$51,034,423
Change in net assets from operations	$53,441,629
See Notes to Financial Statements
11

MFS Global Real Estate Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$2,407,206	$3,300,962
Net realized gain (loss)	15,733,020	(500,441)
Net unrealized gain (loss)	35,301,403	2,028,325
Change in net assets from operations	$53,441,629	$4,828,846
Total distributions to shareholders	$(2,751,003)	$(11,999,202)
Change in net assets from fund share transactions	$(17,145,580)	$1,689,470
Total change in net assets	$33,545,046	$(5,480,886)
Net assets
At beginning of period	185,557,511	191,038,397
At end of period	$219,102,557	$185,557,511
See Notes to Financial Statements
12

MFS Global Real Estate Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$14.98	$15.91	$13.10	$14.27	$14.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.28	$0.35	$0.42	$0.37
Net realized and unrealized gain (loss)	4.27	(0.14)	3.14	(0.79)	1.42
Total from investment operations	$4.49	$0.14	$3.49	$(0.37)	$1.79
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.70)	$(0.58)	$(0.58)	$(0.63)
From net realized gain	—	(0.37)	(0.10)	(0.22)	(0.90)
Total distributions declared to shareholders	$(0.26)	$(1.07)	$(0.68)	$(0.80)	$(1.53)
Net asset value, end of period (x)	$19.21	$14.98	$15.91	$13.10	$14.27
Total return (%) (k)(r)(s)(x)	30.12	1.49	26.87	(3.03)	13.33
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.01	1.02	1.01	1.01	1.00
Expenses after expense reductions	0.92	0.92	0.92	0.92	0.92
Net investment income (loss)	1.27	2.00	2.31	3.00	2.56
Portfolio turnover	26	43	36	24	24
Net assets at end of period (000 omitted)	$149,746	$127,523	$132,530	$99,826	$114,198
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$17.66	$18.56	$15.17	$16.41	$15.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.29	$0.36	$0.44	$0.38
Net realized and unrealized gain (loss)	5.06	(0.17)(g)	3.66	(0.93)	1.62
Total from investment operations	$5.26	$0.12	$4.02	$(0.49)	$2.00
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.65)	$(0.53)	$(0.53)	$(0.58)
From net realized gain	—	(0.37)	(0.10)	(0.22)	(0.90)
Total distributions declared to shareholders	$(0.22)	$(1.02)	$(0.63)	$(0.75)	$(1.48)
Net asset value, end of period (x)	$22.70	$17.66	$18.56	$15.17	$16.41
Total return (%) (k)(r)(s)(x)	29.87	1.15	26.68	(3.33)	13.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.26	1.27	1.26	1.26	1.25
Expenses after expense reductions	1.17	1.17	1.17	1.17	1.17
Net investment income (loss)	1.02	1.75	2.07	2.74	2.31
Portfolio turnover	26	43	36	24	24
Net assets at end of period (000 omitted)	$69,356	$58,035	$58,508	$53,577	$70,167

See Notes to Financial Statements
13

MFS Global Real Estate Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
14

MFS Global Real Estate Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Global Real Estate Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally
15

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$129,811,003	$—	$—	$129,811,003
United Kingdom	12,937,124	—	—	12,937,124
Japan	10,328,693	—	—	10,328,693
Australia	9,870,694	—	—	9,870,694
Germany	8,893,349	—	—	8,893,349
Belgium	8,481,421	—	—	8,481,421
Hong Kong	7,865,862	—	—	7,865,862
Singapore	3,200,843	4,637,048	—	7,837,891
Canada	5,791,962	—	—	5,791,962
Other Countries	8,542,581	4,319,841	—	12,862,422
Mutual Funds	4,160,356	—	—	4,160,356
Total	$209,883,888	$8,956,889	$—	$218,840,777
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs.
16

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$2,751,003	$8,783,594
Long-term capital gains	—	3,215,608
Total distributions	$2,751,003	$11,999,202
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$138,196,523
Gross appreciation	82,650,043
Gross depreciation	(2,005,789)
Net unrealized appreciation (depreciation)	$80,644,254
Undistributed ordinary income	4,477,190
Undistributed long-term capital gain	10,147,830
Other temporary differences	729
Total distributable earnings (loss)	$95,270,003
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$2,105,622	$8,887,288
Service Class	645,381	3,111,914
Total	$2,751,003	$11,999,202
17

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.75%
In excess of $2.5 billion	0.65%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $25,704, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $147,443, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $14,570, which equated to 0.0072% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $704.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0184% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in sale transactions pursuant to this policy, which amounted $162,143. The sales transactions resulted in net realized gains (losses) of $33,610.
18

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $8,570, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $50,882,257 and $62,401,307, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	1,366,223	$22,749,533	1,465,745	$18,719,764
Service Class	530,725	11,017,801	582,456	9,074,052
	1,896,948	$33,767,334	2,048,201	$27,793,816
Shares issued to shareholders in reinvestment of distributions
Initial Class	118,161	$2,105,622	646,819	$8,887,288
Service Class	30,630	645,381	191,857	3,111,914
	148,791	$2,751,003	838,676	$11,999,202
Shares reacquired
Initial Class	(2,204,570)	$(37,592,076)	(1,925,007)	$(27,485,394)
Service Class	(791,441)	(16,071,841)	(641,479)	(10,618,154)
	(2,996,011)	$(53,663,917)	(2,566,486)	$(38,103,548)
Net change
Initial Class	(720,186)	$(12,736,921)	187,557	$121,658
Service Class	(230,086)	(4,408,659)	132,834	1,567,812
	(950,272)	$(17,145,580)	320,391	$1,689,470
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 19%, 8%, and 4%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $643 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
19

MFS Global Real Estate Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$4,097,142	$61,218,812	$61,155,598	$—	$—	$4,160,356
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$1,755	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
20

MFS Global Real Estate Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Global Real Estate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Global Real Estate Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
21

MFS Global Real Estate Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

22

MFS Global Real Estate Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
23

MFS Global Real Estate Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Rick Gable
24

MFS Global Real Estate Portfolio
Board Review of Investment Advisory Agreement
MFS Global Real Estate Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
25

MFS Global Real Estate Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
26

MFS Global Real Estate Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
27

MFS Global Real Estate Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
28

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
29

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
30

Annual Report
December 31, 2021
MFS®  Growth Allocation Portfolio
MFS® Variable Insurance Trust III
VGA-ANN

MFS® Growth Allocation Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Allocation Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Growth Allocation Portfolio
Portfolio Composition
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Value Series	11.1%
MFS Growth Series	11.0%
MFS Research Series	10.0%
MFS Mid Cap Value Portfolio	9.1%
MFS Mid Cap Growth Series	9.1%
MFS Research International Portfolio	9.0%
MFS Global Real Estate Portfolio	5.1%
MFS International Growth Portfolio	5.0%
MFS International Intrinsic Value Portfolio	5.0%
MFS High Yield Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS Total Return Bond Series	4.9%
MFS Global Governments Portfolio	3.9%
MFS New Discovery Value Portfolio	2.0%
MFS Limited Maturity Portfolio	2.0%
MFS New Discovery Series	1.8%
MFS Emerging Markets Equity Portfolio	1.0%
Cash & Cash Equivalents	0.1%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the fund's Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Growth Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Growth Allocation Portfolio (fund) provided a total return of 15.76%, while Service Class shares of the fund provided a total return of 15.54%. These compare with a return of 28.71% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index). The fund's other benchmark, the MFS Growth Allocation Portfolio Blended Index (Blended Index), generated a return of 18.25%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
During the reporting period, the fund underperformed its benchmark, the S&P 500 Index, primarily due to its allocation to the fixed income markets, which underperformed the comparatively strong-performing S&P 500 Index. Over the same period, the fund underperformed the Blended Index.
Relative to the Blended Index, the U.S. equity asset class was a primary detractor from the fund’s relative performance. Here, the fund's exposure to the MFS Mid Cap Growth Series and MFS New Discovery Series held back relative results as mid and small capitalization growth meaningfully lagged the broader market. The fund’s exposure to the MFS Growth Series and MFS Research Series further weakened relative returns as both funds underperformed their respective benchmarks, which were propelled higher by the strong performance of some large capitalization US technology companies, such as Alphabet and Apple.
The fund’s exposure to the international equity asset class detracted from performance relative to the Blended Index, led by its exposure to the MFS Emerging Markets Equity Portfolio and MFS International Growth Portfolio. Emerging markets underperformed developed markets over the period. The MFS International Growth Portfolio has exposure to emerging markets by design, but the associated drag was largely offset by positive security selection.
The fund's exposure to the fixed income asset class supported performance relative to the Blended Index. Here, the fund's exposure to the MFS High Yield Portfolio and MFS Inflation-Adjusted Bond Portfolio helped relative returns and offset weakness from the fund’s exposure to the MFS Global Governments Portfolio, which underperformed in US dollar terms as the dollar strengthened.
The specialty segment was another positive contributor to performance relative to the Blended Index as the MFS Global Real Estate Fund outperformed its respective benchmark.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Growth Allocation Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	15.76%	14.10%	11.74%
Service Class	10/01/08	15.54%	13.81%	11.46%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	28.71%	18.47%	16.55%
MFS Growth Allocation Portfolio Blended Index (f)(w)	18.25%	13.14%	11.68%
Bloomberg U.S. Aggregate Bond Index (f)	(1.54)%	3.57%	2.90%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	26.09%	7.81%	8.64%
MSCI EAFE Index (net div) (f)	11.26%	9.55%	8.03%
(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2021, the MFS Growth Allocation Portfolio Blended Index (a custom index) was comprised of 54% Standard & Poor’s 500 Stock Index, 21% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE Index (net div), and 5% FTSE EPRA Nareit Developed Real Estate Index (net div).
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
4

MFS Growth Allocation Portfolio
Performance Summary – continued
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Growth Allocation Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.03%	$1,000.00	$1,058.39	$0.16
	Hypothetical (h)	0.03%	$1,000.00	$1,025.05	$0.15
Service Class	Actual	0.28%	$1,000.00	$1,057.37	$1.45
	Hypothetical (h)	0.28%	$1,000.00	$1,023.79	$1.43
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
6

MFS Growth Allocation Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 20.7%
MFS Global Governments Portfolio - Initial Class	1,317,212	$ 13,922,931
MFS High Yield Portfolio - Initial Class	3,170,994	17,725,856
MFS Inflation-Adjusted Bond Portfolio - Initial Class	1,472,123	17,562,431
MFS Limited Maturity Portfolio - Initial Class	687,754	7,021,967
MFS Total Return Bond Series - Initial Class	1,287,894	17,553,990
		$73,787,175
International Stock Funds – 20.0%
MFS Emerging Markets Equity Portfolio - Initial Class	211,752	$ 3,394,382
MFS International Growth Portfolio - Initial Class	1,066,791	17,900,752
MFS International Intrinsic Value Portfolio - Initial Class	474,943	17,867,359
MFS Research International Portfolio - Initial Class	1,683,303	32,201,596
		$71,364,089
Specialty Funds – 5.1%
MFS Global Real Estate Portfolio - Initial Class	949,650	$ 18,242,774
U.S. Stock Funds – 54.1%
MFS Growth Series - Initial Class	492,337	$ 39,071,878
MFS Mid Cap Growth Series - Initial Class	2,753,785	32,274,365
MFS Mid Cap Value Portfolio - Initial Class	2,933,606	32,533,688
MFS New Discovery Series - Initial Class	282,812	6,589,512
MFS New Discovery Value Portfolio - Initial Class	630,641	7,189,307
MFS Research Series - Initial Class	928,061	35,813,863
MFS Value Series - Initial Class	1,601,097	39,579,129
		$ 193,051,742
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.07% (v)	184,532	$ 184,532
Total Investment Companies (Identified Cost, $232,747,024)		$ 356,630,312
Other Assets, Less Liabilities – (0.0)%		(45,381)
Net Assets – 100.0%		$ 356,584,931
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $356,630,312.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
7

MFS Growth Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in affiliated issuers, at value (identified cost, $232,747,024)	$356,630,312
Receivables for
Investments sold	79,915
Other assets	1,801
Total assets	$356,712,028
Liabilities
Payables for
Fund shares reacquired	$79,915
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	51
Distribution and/or service fees	4,822
Payable for independent Trustees' compensation	231
Accrued expenses and other liabilities	41,982
Total liabilities	$127,097
Net assets	$356,584,931
Net assets consist of
Paid-in capital	$196,644,296
Total distributable earnings (loss)	159,940,635
Net assets	$356,584,931
Shares of beneficial interest outstanding	26,814,541
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$4,563,788	343,893	$13.27
Service Class	352,021,143	26,470,648	13.30
See Notes to Financial Statements
8

MFS Growth Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends from affiliated issuers	$4,967,922
Other	56
Total investment income	$4,967,978
Expenses
Distribution and/or service fees	$891,793
Shareholder servicing costs	7,007
Administrative services fee	17,500
Independent Trustees' compensation	7,254
Custodian fee	4,763
Shareholder communications	8,597
Audit and tax fees	40,846
Legal fees	1,770
Miscellaneous	25,478
Total expenses	$1,005,008
Net investment income (loss)	$3,962,970
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$16,270,619
Capital gain distributions from affiliated issuers	17,780,142
Net realized gain (loss)	$34,050,761
Change in unrealized appreciation or depreciation
Affiliated issuers	$14,160,136
Net realized and unrealized gain (loss)	$48,210,897
Change in net assets from operations	$52,173,867
See Notes to Financial Statements
9

MFS Growth Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$3,962,970	$5,225,862
Net realized gain (loss)	34,050,761	20,896,461
Net unrealized gain (loss)	14,160,136	23,000,370
Change in net assets from operations	$52,173,867	$49,122,693
Total distributions to shareholders	$(26,312,418)	$(34,751,411)
Change in net assets from fund share transactions	$(28,148,870)	$(10,633,184)
Total change in net assets	$(2,287,421)	$3,738,098
Net assets
At beginning of period	358,872,352	355,134,254
At end of period	$356,584,931	$358,872,352
See Notes to Financial Statements
10

MFS Growth Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.38	$11.93	$10.64	$12.21	$10.97
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.17	$0.23	$0.22	$0.26	$0.21
Net realized and unrealized gain (loss)	1.75	1.53	2.53	(0.78)	1.91
Total from investment operations	$1.92	$1.76	$2.75	$(0.52)	$2.12
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.25)	$(0.29)	$(0.23)	$(0.23)
From net realized gain	(0.80)	(1.06)	(1.17)	(0.82)	(0.65)
Total distributions declared to shareholders	$(1.03)	$(1.31)	$(1.46)	$(1.05)	$(0.88)
Net asset value, end of period (x)	$13.27	$12.38	$11.93	$10.64	$12.21
Total return (%) (k)(r)(s)(x)	15.76	15.80	26.96	(5.20)	19.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.03	0.04	0.03	0.03	0.03
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.31	2.02	1.88	2.13	1.75
Portfolio turnover	2	6	0(b)	2	2
Net assets at end of period (000 omitted)	$4,564	$4,602	$3,905	$3,770	$4,116
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.40	$11.95	$10.65	$12.22	$10.98
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.14	$0.18	$0.20	$0.22	$0.17
Net realized and unrealized gain (loss)	1.76	1.55	2.52	(0.77)	1.92
Total from investment operations	$1.90	$1.73	$2.72	$(0.55)	$2.09
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.22)	$(0.25)	$(0.20)	$(0.20)
From net realized gain	(0.80)	(1.06)	(1.17)	(0.82)	(0.65)
Total distributions declared to shareholders	$(1.00)	$(1.28)	$(1.42)	$(1.02)	$(0.85)
Net asset value, end of period (x)	$13.30	$12.40	$11.95	$10.65	$12.22
Total return (%) (k)(r)(s)(x)	15.54	15.46	26.66	(5.46)	19.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.28	0.29	0.28	0.28	0.28
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.09	1.57	1.70	1.80	1.40
Portfolio turnover	2	6	0(b)	2	2
Net assets at end of period (000 omitted)	$352,021	$354,270	$351,229	$330,320	$415,923

See Notes to Financial Statements
11

MFS Growth Allocation Portfolio
Financial Highlights - continued
(b)	Less than 0.5%.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
12

MFS Growth Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Growth Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally
13

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$356,630,312	$—	$—	$356,630,312
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
14

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$6,858,157	$6,588,358
Long-term capital gains	19,454,261	28,163,053
Total distributions	$26,312,418	$34,751,411
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$234,604,767
Gross appreciation	122,785,270
Gross depreciation	(759,725)
Net unrealized appreciation (depreciation)	$122,025,545
Undistributed ordinary income	5,027,363
Undistributed long-term capital gain	32,887,727
Total distributable earnings (loss)	$159,940,635
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
15

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$338,086	$473,162
Service Class	25,974,332	34,278,249
Total	$26,312,418	$34,751,411
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April, 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $6,829, which equated to 0.0019% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $178.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0048% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $6,232,939 and $61,687,926, respectively.
16

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	60,088	$761,953	57,049	$708,716
Service Class	682,056	8,959,061	750,638	7,706,079
	742,144	$9,721,014	807,687	$8,414,795
Shares issued to shareholders in reinvestment of distributions
Initial Class	26,147	$338,086	41,836	$473,162
Service Class	2,002,647	25,974,332	3,022,773	34,278,249
	2,028,794	$26,312,418	3,064,609	$34,751,411
Shares reacquired
Initial Class	(114,198)	$(1,495,258)	(54,241)	$(634,499)
Service Class	(4,784,086)	(62,687,044)	(4,587,950)	(53,164,891)
	(4,898,284)	$(64,182,302)	(4,642,191)	$(53,799,390)
Net change
Initial Class	(27,963)	$(395,219)	44,644	$547,379
Service Class	(2,099,383)	(27,753,651)	(814,539)	(11,180,563)
	(2,127,346)	$(28,148,870)	(769,895)	$(10,633,184)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $1,053 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Emerging Markets Equity Portfolio	$3,666,772	$276,196	$303,384	$68,882	$(314,084)	$3,394,382
MFS Global Governments Portfolio	13,722,638	1,778,434	188,460	(15,391)	(1,374,290)	13,922,931
MFS Global Real Estate Portfolio	18,065,736	277,744	4,670,192	1,390,644	3,178,842	18,242,774
MFS Growth Series	39,301,739	5,437,123	9,043,384	3,517,002	(140,602)	39,071,878
MFS High Yield Portfolio	17,449,141	1,347,568	789,184	(74,378)	(207,291)	17,725,856
MFS Inflation-Adjusted Bond Portfolio	17,502,873	1,126,672	886,135	3,163	(184,142)	17,562,431
17

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers − continued	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$192,576	$1,565,337	$1,573,381	$—	$—	$184,532
MFS International Growth Portfolio	18,147,299	862,204	1,898,994	375,311	414,932	17,900,752
MFS International Intrinsic Value Portfolio	18,093,576	697,950	2,235,047	840,311	470,569	17,867,359
MFS Limited Maturity Portfolio	6,756,000	681,888	251,194	(7,177)	(157,550)	7,021,967
MFS Mid Cap Growth Series	32,699,102	6,734,130	5,326,562	1,541,774	(3,374,079)	32,274,365
MFS Mid Cap Value Portfolio	32,761,701	713,887	9,443,099	1,605,862	6,895,337	32,533,688
MFS New Discovery Series	7,375,385	1,288,254	1,164,077	349,593	(1,259,643)	6,589,512
MFS New Discovery Value Portfolio	7,381,681	329,666	2,504,514	411,915	1,570,559	7,189,307
MFS Research International Portfolio	32,709,118	1,899,433	4,208,497	893,412	908,130	32,201,596
MFS Research Series	36,160,614	2,210,222	8,495,778	2,491,567	3,447,238	35,813,863
MFS Total Return Bond Series	17,076,988	1,742,017	654,432	(17,242)	(593,341)	17,553,990
MFS Value Series	39,851,677	1,577,523	9,624,993	2,895,371	4,879,551	39,579,129
	$358,914,616	$30,546,248	$63,261,307	$16,270,619	$14,160,136	$356,630,312
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Emerging Markets Equity Portfolio	$17,450	$—
MFS Global Governments Portfolio	328,164	—
MFS Global Real Estate Portfolio	266,561	—
MFS Growth Series	28,136	5,242,813
MFS High Yield Portfolio	895,253	—
MFS Inflation-Adjusted Bond Portfolio	266,095	221,585
MFS Institutional Money Market Portfolio	90	—
MFS International Growth Portfolio	146,033	686,211
MFS International Intrinsic Value Portfolio	69,004	467,793
MFS Limited Maturity Portfolio	161,277	13,508
MFS Mid Cap Growth Series	75,690	6,182,484
MFS Mid Cap Value Portfolio	386,308	89,954
MFS New Discovery Series	418,789	693,854
MFS New Discovery Value Portfolio	175,991	44,861
MFS Research International Portfolio	388,133	1,428,423
MFS Research Series	345,467	1,842,797
MFS Total Return Bond Series	480,309	1,302
MFS Value Series	519,172	864,557
	$4,967,922	$17,780,142
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
18

MFS Growth Allocation Portfolio
Notes to Financial Statements  - continued
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
19

MFS Growth Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Growth Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Growth Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Growth Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

21

MFS Growth Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
22

MFS Growth Allocation Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Natalie Shapiro
23

MFS Growth Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Growth Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS.  The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.  In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”).  The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings.  The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant.  The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review.  As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds.  The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor.  Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.  It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods.  The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions.  The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers).  The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe.  Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.  After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
24

MFS Growth Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).
In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of the Broadridge expense group based on information provided by Broadridge.  The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval.  The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Broadridge expense group median.  Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund.  The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies.  In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc.  The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS.  The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians.  The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds.  The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
25

MFS Growth Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $21,400,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 24.63% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
26

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
28

Annual Report
December 31, 2021
MFS®  Inflation-Adjusted
Bond Portfolio
MFS® Variable Insurance Trust III
VIA-ANN

MFS® Inflation-Adjusted Bond Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Inflation-Adjusted Bond Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Inflation-Adjusted Bond Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Non-U.S. Government Bonds	52.0%
U.S. Treasury Securities	39.8%
Commercial Mortgage-Backed Securities	1.8%
Collateralized Debt Obligations	1.5%
Municipal Bonds	1.0%
Investment Grade Corporates	1.0%
Mortgage-Backed Securities	0.7%
Composition including fixed income credit quality (a)(i)
AAA	9.2%
AA	27.1%
A	3.6%
BBB	17.4%
U.S. Government	41.9%
Federal Agencies	0.7%
Not Rated	(2.1)%
Cash & Cash Equivalents	0.1%
Other	2.1%
Portfolio facts (i)
Average Duration (d)	12.1
Average Effective Maturity (m)	13.0 yrs.
Issuer country weightings (i)(x)
United States	47.8%
United Kingdom	24.7%
Italy	9.7%
Spain	7.1%
Japan	3.0%
Germany	2.5%
Australia	1.6%
Canada	1.6%
Sweden	1.3%
Other Countries	0.7%
Currency exposure weightings (i)(y)
United States Dollar	47.5%
British Pound Sterling	28.1%
Euro	17.8%
Japanese Yen	2.6%
Australian Dollar	2.0%
Canadian Dollar	1.7%
Swedish Krona	0.6%
Danish Krone	0.2%
New Zealand Dollar	(0.5)%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
2

MFS Inflation-Adjusted Bond Portfolio
Portfolio Composition - continued
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
3

MFS Inflation-Adjusted Bond Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Inflation-Adjusted Bond Portfolio (fund) provided a total return of 1.63%, while Service Class shares of the fund provided a total return of 1.32%. These compare with a return of 3.12% over the same period for the fund’s benchmark, the Bloomberg World Government Inflation-Linked Bond Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
Relative to the Bloomberg World Government Inflation-Linked Bond Index, the fund's asset allocation decisions were a primary detractor from relative performance. From a country perspective, the fund's lesser exposure to British issuers, and greater exposure to American bonds, held back relative returns. From a sector perspective, the fund's out-of-benchmark exposure to both the commercial mortgage-backed securities (CMBS) sector and to cash weakened relative performance.
The fund's duration(d) stance also detracted from relative returns. Here, the fund’s greater average interest rate exposure to Australia hurt relative performance as interest rates in Australia generally rose over the reporting period. To a lesser extent, the fund's lesser average interest rate exposure to the United States also dampened relative results, even though interest rates generally rose in this country over the reporting period.
The fund's yield curve(y) positioning, which was impacted by changes in nominal interest rates (i.e., interest rates before accounting for inflation), also detracted from relative returns. Notably, within the United States, the fund's greater exposure to the 2-year key rate, and lesser exposure to the 10- and 30-year key rates, hindered relative returns.
Conversely, the fund's asset allocation decisions, as they related to its holdings of inflation-linked securities, which capture the impact from changes in breakeven rates across various maturities, strengthened relative results. The breakeven rate is the difference between the yield on a conventional Treasury bond and the real yield (i.e., inflation-adjusted interest rates) on an inflation-linked bond of similar maturity and credit quality. Here, the fund's underweight allocation to British inflation-linked bonds supported relative returns.
Respectfully,
Portfolio Manager(s)
Robert Spector and Erik Weisman
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Inflation-Adjusted Bond Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	1.63%	5.27%	2.94%
Service Class	10/01/08	1.32%	4.99%	2.67%
Comparative benchmark(s)
Bloomberg World Government Inflation-Linked Bond Index (f)	3.12%	5.50%	3.22%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg World Government Inflation-Linked Bond Index(a) – measures the performance of the major government inflation-linked bond markets.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
5

MFS Inflation-Adjusted Bond Portfolio
Performance Summary – continued
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Inflation-Adjusted Bond Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.55%	$1,000.00	$1,026.47	$2.81
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
Service Class	Actual	0.80%	$1,000.00	$1,024.34	$4.08
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer		Shares/Par	Value ($)
Bonds – 99.7%
Asset-Backed & Securitized – 3.2%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.038%, 11/15/2054 (i)		$2,118,467	$ 154,364
ACREC 2021-FL1 Ltd., “AS”, FLR, 1.603% (LIBOR - 1mo. + 1.5%), 10/16/2036 (n)		579,500	576,897
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.307%, 7/15/2054 (i)		2,092,763	197,823
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.638%, 2/15/2054 (i)		1,342,608	157,476
BDS Ltd., 2021-FL9, “A”, 1.173%, 11/16/2038 (n)		560,500	557,774
Benchmark Mortgage Trust, 2021-B23, “XA”, 1.276%, 2/15/2054 (i)		4,289,793	381,314
Benchmark Mortgage Trust, 2021-B24, “XA”, 1.154%, 3/15/2054 (i)		2,524,099	205,618
Benchmark Mortgage Trust, 2021-B26, “XA”, 0.999%, 6/15/2054 (i)		2,802,471	181,986
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.271%, 7/15/2054 (i)		3,302,201	308,564
Benchmark Mortgage Trust, 2021-B28, “XA”, 1.291%, 8/15/2054 (i)		3,967,664	372,883
Benchmark Mortgage Trust, 2021-B29, “XA”, 1.049%, 9/15/2054 (i)(n)		4,356,472	323,725
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.334%, 2/15/2054 (i)		3,321,902	324,521
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.053%, 6/15/2064 (i)		1,306,164	102,604
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.623% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)		901,666	905,563
MF1 CLO Ltd., 2021-FL5, “B”, FLR, 1.614% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)		940,500	936,449
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “A”, FLR, 1.864% (LIBOR - 1mo. + 1.7%), 11/15/2035 (n)		467,000	468,641
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.3%, 5/15/2054 (i)		1,657,724	152,718
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.237%, 6/15/2054 (i)		2,021,368	169,203
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.107%, 10/15/2054 (i)		7,577,955	598,470
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 1.323% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)		764,124	762,591
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.557%, 8/15/2054 (i)		1,469,540	170,316
			$8,009,500
Automotive – 0.5%
Hyundai Capital America, 2.85%, 11/01/2022 (n)		$444,000	$ 451,663
Hyundai Capital America, 2.375%, 2/10/2023 (n)		225,000	228,114
Volkswagen Group of America Finance LLC, 2.7%, 9/26/2022 (n)		441,000	447,378
			$1,127,155
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029		$312,000	$ 329,292
Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022		$55,000	$ 55,340
Howard University, Washington D.C., 2.801%, 10/01/2023		60,000	61,332
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024		66,000	67,274
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025		82,000	82,702
			$266,648
International Market Sovereign – 52.0%
Commonwealth of Australia, Inflation Linked Bond, 3%, 9/20/2025	AUD	819,595	$ 688,949
Commonwealth of Australia, Inflation Linked Bond, 2%, 8/21/2035		933,600	899,434
Commonwealth of Australia, Inflation Linked Bond, 1.25%, 8/21/2040		2,614,733	2,360,311
Federal Republic of Germany, Inflation Linked Bond, 0.1%, 4/15/2033	EUR	3,934,070	5,651,346
Government of Canada, Inflation Linked Bond, 3%, 12/01/2036	CAD	1,344,289	1,595,145
Government of Canada, Inflation Linked Bond, 1.5%, 12/01/2044		1,244,980	1,353,411
Government of Canada, Inflation Linked Bond, 1.25%, 12/01/2047		875,490	938,908
Government of Japan, Inflation Linked Bond, 0.1%, 3/10/2026	JPY	826,143,300	7,383,077
Government of New Zealand, Inflation Linked Bond, 2.5%, 9/20/2035	NZD	1,127,300	951,369
Kingdom of Spain, Inflation Linked Bond, 0.15%, 11/30/2023	EUR	1,891,387	2,277,483
Kingdom of Spain, Inflation Linked Bond, 0.65%, 11/30/2027		3,307,755	4,320,457
Kingdom of Spain, Inflation Linked Bond, 1%, 11/30/2030		1,352,817	1,877,093
Kingdom of Spain, Inflation Linked Bond, 0.7%, 11/30/2033 (n)		6,678,625	9,285,561
Kingdom of Sweden, Inflation Linked Bond, 3.5%, 12/01/2028	SEK	18,260,621	2,872,879
8

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Sovereign – continued
Kingdom of Sweden, Inflation Linked Bond, 0.125%, 6/01/2032	SEK	3,345,577	$ 460,639
Republic of France, Inflation Linked Bond, 0.1%, 7/25/2047	EUR	528,882	841,888
Republic of Italy, Inflation Linked Bond, 2.6%, 9/15/2023		1,416,211	1,752,517
Republic of Italy, Inflation Linked Bond, 3.1%, 9/15/2026		5,423,565	7,517,656
Republic of Italy, Inflation Linked Bond, 1.3%, 5/15/2028		5,188,849	6,764,622
Republic of Italy, Inflation Linked Bond, 0.4%, 5/15/2030		4,712,622	5,828,882
Republic of Italy, Inflation Linked Bond, 1.25%, 9/15/2032		836,944	1,136,819
Republic of Italy, Inflation Linked Bond, 2.55%, 9/15/2041		610,031	1,087,229
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2029	GBP	1,341,045	2,286,667
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 3/22/2034		1,034,988	2,122,116
United Kingdom Treasury, Inflation Linked Bond, 2%, 1/26/2035		2,545,977	6,115,053
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 11/22/2036		2,160,864	4,454,831
United Kingdom Treasury, Inflation Linked Bond, 1.125%, 11/22/2037		1,095,835	2,614,368
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 3/22/2040		638,647	1,506,711
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 11/22/2042		1,968,701	4,952,284
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2044		1,603,087	3,790,884
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2046		974,742	2,395,387
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 11/22/2047		2,851,555	8,164,123
United Kingdom Treasury, Inflation Linked Bond, 0.5%, 3/22/2050		939,079	2,706,774
United Kingdom Treasury, Inflation Linked Bond, 0.25%, 3/22/2052		1,373,424	3,909,366
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/2055		769,814	2,895,505
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2058		1,128,002	3,506,138
United Kingdom Treasury, Inflation Linked Bond, 0.375%, 3/22/2062		1,156,844	4,133,418
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 11/22/2065		551,342	2,025,942
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/2068		1,006,322	3,982,666
			$ 129,407,908
Medical & Health Technology & Services – 0.3%
ProMedica Toledo Hospital, “B”, AGM, 5.325%, 11/15/2028		$487,000	$ 572,810
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038		144,000	168,036
			$740,846
Mortgage-Backed – 0.7%
Freddie Mac, 1.798%, 4/25/2030 (i)		$564,669	$ 76,749
Freddie Mac, 1.662%, 5/25/2030 (i)		1,221,668	155,663
Freddie Mac, 1.169%, 9/25/2030 (i)		646,322	60,283
Freddie Mac, 0.33%, 1/25/2031 (i)		4,883,079	126,139
Freddie Mac, 0.781%, 1/25/2031 (i)		1,882,263	123,382
Freddie Mac, 0.936%, 1/25/2031 (i)		1,425,035	110,459
Freddie Mac, 0.529%, 3/25/2031 (i)		5,961,169	252,341
Freddie Mac, 1.224%, 5/25/2031 (i)		709,327	73,770
Freddie Mac, 0.937%, 7/25/2031 (i)		1,133,380	93,401
Freddie Mac, 0.536%, 9/25/2031 (i)		4,635,695	225,628
Freddie Mac, 0.855%, 9/25/2031 (i)		1,417,400	106,981
Freddie Mac, 0.349%, 11/25/2031 (i)		6,965,967	226,879
Freddie Mac, 0.567%, 12/25/2031 (i)		1,130,491	56,345
			$1,688,020
Municipals – 1.0%
Chicago, IL, Board of Education, “E”, BAM, 6.138%, 12/01/2039		$550,000	$ 737,912
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., “B”, 3%, 6/01/2046		445,000	455,838
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 3.411%, 1/01/2043		480,000	512,426
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042		380,000	382,450
University of California, General Taxable Rev., “BG”, 1.614%, 5/15/2030		410,000	397,794
			$2,486,420
9

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Treasury Inflation Protected Securities – 41.8%
U.S. Treasury Bonds, 0.25%, 1/15/2025	$11,642,752	$ 12,472,859
U.S. Treasury Bonds, 2.375%, 1/15/2025	8,407,616	9,574,045
U.S. Treasury Bonds, 2%, 1/15/2026	4,689,416	5,425,768
U.S. Treasury Bonds, 2.125%, 2/15/2040	540,194	826,475
U.S. Treasury Bonds, 2.125%, 2/15/2041	3,028,418	4,685,889
U.S. Treasury Bonds, 0.75%, 2/15/2042	7,054,056	8,910,081
U.S. Treasury Bonds, 0.625%, 2/15/2043	1,245,529	1,547,557
U.S. Treasury Bonds, 1.375%, 2/15/2044	1,187	1,693
U.S. Treasury Bonds, 1%, 2/15/2046	694,775	948,930
U.S. Treasury Bonds, 1%, 2/15/2048	943,585	1,322,415
U.S. Treasury Bonds, 1%, 2/15/2049	692,691	982,690
U.S. Treasury Bonds, 0.25%, 2/15/2050	4,140,672	5,007,542
U.S. Treasury Notes, 0.5%, 4/15/2024	9,379,521	9,997,747
U.S. Treasury Notes, 0.125%, 7/15/2024	8,019,044	8,547,812
U.S. Treasury Notes, 0.375%, 7/15/2025	7,802,890	8,474,482
U.S. Treasury Notes, 0.125%, 1/15/2030	2,634,681	2,924,045
U.S. Treasury Notes, 0.125%, 1/15/2031 (f)	20,108,059	22,512,212
		$ 104,162,242
Total Bonds (Identified Cost, $222,412,546)		$ 248,218,031
Investment Companies (h) – 0.1%
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $157,672)	157,672	$ 157,672
Other Assets, Less Liabilities – 0.2%		525,528
Net Assets – 100.0%		$ 248,901,231
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $157,672 and $248,218,031, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $14,944,356, representing 6.0% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
10

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
NZD	New Zealand Dollar
SEK	Swedish Krona
Derivative Contracts at 12/31/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	5,114,000	USD	3,647,359	State Street Bank Corp.	1/14/2022	$ 73,426
EUR	803,258	USD	904,203	Barclays Bank PLC	1/14/2022	10,486
EUR	1,593,119	USD	1,795,776	Brown Brothers Harriman	1/14/2022	18,346
EUR	475,411	USD	536,549	HSBC Bank	1/14/2022	4,813
EUR	2,136,968	USD	2,397,719	JPMorgan Chase Bank N.A.	1/14/2022	35,697
EUR	356,000	USD	404,515	Morgan Stanley Capital Services, Inc.	1/14/2022	871
GBP	890,000	USD	1,200,878	Brown Brothers Harriman	1/14/2022	3,758
GBP	624,080	USD	825,283	Deutsche Bank AG	1/14/2022	19,423
GBP	351,710	USD	465,441	State Street Bank Corp.	1/14/2022	10,607
USD	2,275,575	AUD	3,073,000	Deutsche Bank AG	4/08/2022	39,223
USD	1,624,203	AUD	2,178,091	Morgan Stanley Capital Services, Inc.	1/14/2022	39,493
USD	1,633,792	AUD	2,179,281	State Street Bank Corp.	1/14/2022	48,215
USD	3,761,669	CAD	4,728,170	Citibank N.A.	1/14/2022	23,865
USD	653,346	CAD	812,709	Deutsche Bank AG	1/14/2022	10,867
USD	1,280,838	CAD	1,583,000	HSBC Bank	1/14/2022	29,414
USD	2,876,707	CAD	3,621,247	JPMorgan Chase Bank N.A.	1/14/2022	13,969
USD	885,205	CAD	1,101,444	Morgan Stanley Capital Services, Inc.	1/14/2022	14,471
USD	644,308	CAD	801,192	UBS AG	1/14/2022	10,934
USD	885,670	EUR	761,776	Citibank N.A.	1/14/2022	18,218
USD	4,972,404	EUR	4,275,827	Deutsche Bank AG	1/14/2022	103,420
USD	588,328	EUR	510,000	JPMorgan Chase Bank N.A.	1/14/2022	7,579
USD	12,014,406	EUR	10,388,366	Merrill Lynch International	1/14/2022	184,929
USD	3,638,235	EUR	3,138,434	Morgan Stanley Capital Services, Inc.	1/14/2022	64,427
USD	152,414	GBP	111,000	Brown Brothers Harriman	1/14/2022	2,173
USD	1,075,517	GBP	789,000	Morgan Stanley Capital Services, Inc.	1/14/2022	7,586
USD	2,732,258	GBP	2,006,332	State Street Bank Corp.	1/14/2022	16,639
USD	1,175,862	JPY	135,000,000	JPMorgan Chase Bank N.A.	1/14/2022	2,183
USD	855,180	JPY	95,086,986	Morgan Stanley Capital Services, Inc.	1/14/2022	28,501
USD	201,285	JPY	22,888,000	State Street Bank Corp.	1/14/2022	2,298
USD	2,536,048	NOK	21,315,000	Morgan Stanley Capital Services, Inc.	1/14/2022	116,146
USD	187,027	NOK	1,600,000	State Street Bank Corp.	1/14/2022	5,378
USD	985,789	NZD	1,404,007	JPMorgan Chase Bank N.A.	1/14/2022	24,267
USD	2,553,074	NZD	3,607,000	Morgan Stanley Capital Services, Inc.	1/14/2022	82,852
USD	6,446,081	SEK	56,671,550	JPMorgan Chase Bank N.A.	1/14/2022	173,963
USD	2,532,396	SEK	22,277,000	Morgan Stanley Capital Services, Inc.	1/14/2022	66,891
USD	2,526,708	SEK	21,671,000	State Street Bank Corp.	1/14/2022	128,272
						$ 1,443,600
Liability Derivatives
AUD	1,702,000	USD	1,278,937	Brown Brothers Harriman	1/14/2022	$ (40,616)
AUD	5,197,000	USD	3,835,093	Deutsche Bank AG	1/14/2022	(53,920)
AUD	2,482,682	USD	1,831,010	JPMorgan Chase Bank N.A.	1/14/2022	(24,689)
AUD	8,606,566	USD	6,425,959	Morgan Stanley Capital Services, Inc.	1/14/2022	(164,093)
AUD	2,602,764	USD	1,920,919	State Street Bank Corp.	1/14/2022	(27,230)
CAD	1,695,000	USD	1,360,393	BNP Paribas S.A.	1/14/2022	(20,429)
CAD	1,571,000	USD	1,271,576	Goldman Sachs International	1/14/2022	(29,639)
CAD	9,917,136	USD	8,036,079	Morgan Stanley Capital Services, Inc.	1/14/2022	(196,193)
DKK	3,369,185	USD	524,026	Morgan Stanley Capital Services, Inc.	1/14/2022	(8,126)
EUR	45,052	USD	51,302	Deutsche Bank AG	1/14/2022	(1)
EUR	335,390	USD	392,656	HSBC Bank	1/14/2022	(10,740)
11

MFS Inflation-Adjusted Bond Portfolio
Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
EUR	2,200,000	USD	2,575,272	JPMorgan Chase Bank N.A.	1/14/2022	$ (70,081)
EUR	3,847,931	USD	4,455,412	Morgan Stanley Capital Services, Inc.	1/14/2022	(73,683)
EUR	2,365,000	USD	2,694,590	State Street Bank Corp.	1/14/2022	(1,509)
EUR	5,218,493	USD	6,052,560	UBS AG	1/14/2022	(110,139)
GBP	930,905	USD	1,274,048	Deutsche Bank AG	1/14/2022	(14,046)
GBP	8,811,518	USD	11,999,331	JPMorgan Chase Bank N.A.	1/14/2022	(72,731)
GBP	975,034	USD	1,328,293	Merrill Lynch International	1/14/2022	(8,561)
GBP	745,735	USD	1,017,507	State Street Bank Corp.	1/14/2022	(8,137)
JPY	5,000,000	USD	44,633	Brown Brothers Harriman	1/14/2022	(1,163)
JPY	215,719,000	USD	1,906,578	HSBC Bank	1/14/2022	(31,133)
NOK	22,915,683	USD	2,661,887	JPMorgan Chase Bank N.A.	1/14/2022	(60,257)
NZD	1,683,955	USD	1,172,489	Goldman Sachs International	1/14/2022	(19,247)
NZD	3,604,000	USD	2,520,438	State Street Bank Corp.	1/14/2022	(52,270)
SEK	21,960,000	USD	2,546,043	Brown Brothers Harriman	1/14/2022	(115,622)
SEK	11,034,000	USD	1,296,513	Deutsche Bank AG	1/14/2022	(75,326)
SEK	15,767,000	USD	1,747,152	Goldman Sachs International	1/14/2022	(2,141)
SEK	35,543,068	USD	4,045,139	JPMorgan Chase Bank N.A.	1/14/2022	(111,413)
USD	299,764	AUD	421,599	Brown Brothers Harriman	1/14/2022	(6,978)
USD	2,559,404	AUD	3,524,000	Deutsche Bank AG	1/14/2022	(4,547)
USD	3,064,399	AUD	4,218,844	JPMorgan Chase Bank N.A.	1/14/2022	(5,098)
USD	6,400,982	AUD	8,829,081	State Street Bank Corp.	1/14/2022	(22,777)
USD	1,013,729	EUR	892,000	BNP Paribas S.A.	1/14/2022	(2,012)
USD	1,308,107	EUR	1,153,513	HSBC Bank	1/14/2022	(5,426)
USD	1,488,431	EUR	1,319,224	State Street Bank Corp.	1/14/2022	(13,801)
USD	754,104	EUR	668,000	UBS AG	1/14/2022	(6,564)
USD	493,067	GBP	371,379	Brown Brothers Harriman	1/14/2022	(9,603)
USD	1,586,476	GBP	1,179,000	JPMorgan Chase Bank N.A.	1/14/2022	(9,329)
USD	1,242,612	GBP	931,000	Morgan Stanley Capital Services, Inc.	1/14/2022	(17,519)
USD	2,280,675	GBP	1,722,000	State Street Bank Corp.	1/14/2022	(50,094)
USD	623,300	JPY	71,816,000	HSBC Bank	1/14/2022	(1,063)
USD	2,453,850	NZD	3,639,000	JPMorgan Chase Bank N.A.	1/14/2022	(38,287)
						$(1,596,233)
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Short	USD	41	$5,349,219	March – 2022	$(9,227)
At December 31, 2021, the fund had cash collateral of $270,000 and other liquid securities with an aggregate value of $66,614 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.
See Notes to Financial Statements
12

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $222,412,546)	$248,218,031
Investments in affiliated issuers, at value (identified cost, $157,672)	157,672
Foreign currency, at value (identified cost, $75)	75
Restricted cash for
Forward foreign currency exchange contracts	270,000
Receivables for
Forward foreign currency exchange contracts	1,443,600
Fund shares sold	33,054
Interest	525,415
Other assets	1,470
Total assets	$250,649,317
Liabilities
Payables for
Forward foreign currency exchange contracts	$1,596,233
Net daily variation margin on open futures contracts	2,518
Fund shares reacquired	68,652
Payable to affiliates
Investment adviser	6,603
Administrative services fee	240
Shareholder servicing costs	34
Distribution and/or service fees	1,675
Payable for independent Trustees' compensation	162
Accrued expenses and other liabilities	71,969
Total liabilities	$1,748,086
Net assets	$248,901,231
Net assets consist of
Paid-in capital	$202,700,517
Total distributable earnings (loss)	46,200,714
Net assets	$248,901,231
Shares of beneficial interest outstanding	20,996,311
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$126,161,254	10,578,891	$11.93
Service Class	122,739,977	10,417,420	11.78
See Notes to Financial Statements
13

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$8,779,144
Dividends from affiliated issuers	2,120
Other	43
Total investment income	$8,781,307
Expenses
Management fee	$1,276,953
Distribution and/or service fees	312,691
Shareholder servicing costs	5,417
Administrative services fee	44,105
Independent Trustees' compensation	5,734
Custodian fee	28,676
Shareholder communications	13,830
Audit and tax fees	45,153
Legal fees	1,218
Miscellaneous	29,915
Total expenses	$1,763,692
Reduction of expenses by investment adviser	(32,360)
Net expenses	$1,731,332
Net investment income (loss)	$7,049,975
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$13,700,770
Futures contracts	930,330
Forward foreign currency exchange contracts	329,992
Foreign currency	21,350
Net realized gain (loss)	$14,982,442
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(17,205,681)
Futures contracts	33,844
Forward foreign currency exchange contracts	(792,142)
Translation of assets and liabilities in foreign currencies	(8,585)
Net unrealized gain (loss)	$(17,972,564)
Net realized and unrealized gain (loss)	$(2,990,122)
Change in net assets from operations	$4,059,853
See Notes to Financial Statements
14

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$7,049,975	$795,128
Net realized gain (loss)	14,982,442	5,079,831
Net unrealized gain (loss)	(17,972,564)	23,596,313
Change in net assets from operations	$4,059,853	$29,471,272
Total distributions to shareholders	$(6,632,339)	$(4,060,387)
Change in net assets from fund share transactions	$(7,574,086)	$(23,509,756)
Total change in net assets	$(10,146,572)	$1,901,129
Net assets
At beginning of period	259,047,803	257,146,674
At end of period	$248,901,231	$259,047,803
See Notes to Financial Statements
15

MFS Inflation-Adjusted Bond Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$12.06	$10.81	$10.15	$10.81	$9.98
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.05	$0.12	$0.19	$0.13
Net realized and unrealized gain (loss)	(0.14)	1.40	0.72	(0.67)	0.70
Total from investment operations	$0.20	$1.45	$0.84	$(0.48)	$0.83
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.05)	$(0.18)	$(0.18)	$—
From net realized gain	(0.20)	(0.15)	—	—	—
Total distributions declared to shareholders	$(0.33)	$(0.20)	$(0.18)	$(0.18)	$—
Net asset value, end of period (x)	$11.93	$12.06	$10.81	$10.15	$10.81
Total return (%) (k)(r)(s)(x)	1.63	13.55	8.26	(4.47)	8.32
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.57	0.58	0.57	0.57	0.56
Expenses after expense reductions	0.56	0.57	0.56	0.56	0.55
Net investment income (loss)	2.88	0.45	1.11	1.78	1.28
Portfolio turnover	96	46	62	63	40
Net assets at end of period (000 omitted)	$126,161	$132,577	$131,221	$134,599	$162,429
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$11.92	$10.69	$10.03	$10.68	$9.89
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.02	$0.09	$0.16	$0.11
Net realized and unrealized gain (loss)	(0.15)	1.38	0.72	(0.66)	0.68
Total from investment operations	$0.16	$1.40	$0.81	$(0.50)	$0.79
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.02)	$(0.15)	$(0.15)	$—
From net realized gain	(0.20)	(0.15)	—	—	—
Total distributions declared to shareholders	$(0.30)	$(0.17)	$(0.15)	$(0.15)	$—
Net asset value, end of period (x)	$11.78	$11.92	$10.69	$10.03	$10.68
Total return (%) (k)(r)(s)(x)	1.32	13.21	8.05	(4.70)	7.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.82	0.83	0.82	0.82	0.81
Expenses after expense reductions	0.81	0.82	0.81	0.81	0.80
Net investment income (loss)	2.64	0.19	0.86	1.54	1.03
Portfolio turnover	96	46	62	63	40
Net assets at end of period (000 omitted)	$122,740	$126,471	$125,926	$131,678	$165,418

See Notes to Financial Statements
16

MFS Inflation-Adjusted Bond Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Inflation-Adjusted Bond Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on
18

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$104,162,242	$—	$104,162,242
Non - U.S. Sovereign Debt	—	129,407,908	—	129,407,908
Municipal Bonds	—	2,486,420	—	2,486,420
U.S. Corporate Bonds	—	2,016,563	—	2,016,563
Residential Mortgage-Backed Securities	—	1,688,020	—	1,688,020
Commercial Mortgage-Backed Securities	—	4,378,482	—	4,378,482
Asset-Backed Securities (including CDOs)	—	3,631,018	—	3,631,018
Foreign Bonds	—	447,378	—	447,378
Mutual Funds	157,672	—	—	157,672
Total	$157,672	$248,218,031	$—	$248,375,703
Other Financial Instruments
Futures Contracts – Liabilities	$(9,227)	$—	$—	$(9,227)
Forward Foreign Currency Exchange Contracts – Assets	—	1,443,600	—	1,443,600
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,596,233)	—	(1,596,233)
For further information regarding security characteristics, see the Portfolio of Investments.
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
19

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$—	$(9,227)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,443,600	(1,596,233)
Total		$1,443,600	$(1,605,460)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$930,330	$—
Foreign Exchange	—	329,992
Total	$930,330	$329,992
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$33,844	$—
Foreign Exchange	—	(792,142)
Total	$33,844	$(792,142)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted
20

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund's maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
21

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$3,482,285	$1,154,218
Long-term capital gains	3,150,054	2,906,169
Total distributions	$6,632,339	$4,060,387
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$223,087,235
Gross appreciation	25,577,132
Gross depreciation	(450,524)
Net unrealized appreciation (depreciation)	$25,126,608
Undistributed ordinary income	10,065,802
Undistributed long-term capital gain	11,008,773
Other temporary differences	(469)
Total distributable earnings (loss)	$46,200,714
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$3,498,989	$2,232,579
Service Class	3,133,350	1,827,808
Total	$6,632,339	$4,060,387
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.
22

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $32,360, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $5,213, which equated to 0.0020% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $204.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0173% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$112,751,067	$123,310,188
Non-U.S. Government securities	125,370,219	125,735,077
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	223,436	$2,667,109	374,195	$4,175,215
Service Class	1,067,266	12,419,057	858,418	9,808,809
	1,290,702	$15,086,166	1,232,613	$13,984,024
23

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Initial Class	291,582	$3,498,989	194,137	$2,232,579
Service Class	263,972	3,133,350	160,616	1,827,808
	555,554	$6,632,339	354,753	$4,060,387
Shares reacquired
Initial Class	(931,878)	$(11,261,662)	(1,708,677)	$(18,314,665)
Service Class	(1,526,352)	(18,030,929)	(2,189,184)	(23,239,502)
	(2,458,230)	$(29,292,591)	(3,897,861)	$(41,554,167)
Net change
Initial Class	(416,860)	$(5,095,564)	(1,140,345)	$(11,906,871)
Service Class	(195,114)	(2,478,522)	(1,170,150)	(11,602,885)
	(611,974)	$(7,574,086)	(2,310,495)	$(23,509,756)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 27%, 16%, and 7%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $735 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,558,229	$147,765,925	$149,166,482	$—	$—	$157,672
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,120	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple
24

MFS Inflation-Adjusted Bond Portfolio
Notes to Financial Statements  - continued
surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
25

MFS Inflation-Adjusted Bond Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Inflation-Adjusted Bond Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Inflation-Adjusted Bond Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Inflation-Adjusted Bond Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

27

MFS Inflation-Adjusted Bond Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
28

MFS Inflation-Adjusted Bond Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Robert Spector Erik Weisman
29

MFS Inflation-Adjusted Bond Portfolio
Board Review of Investment Advisory Agreement
MFS Inflation-Adjusted Bond Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 3rd quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
30

MFS Inflation-Adjusted Bond Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
31

MFS Inflation-Adjusted Bond Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
32

MFS Inflation-Adjusted Bond Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $3,466,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
33

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
34

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
35

Annual Report
December 31, 2021
MFS®  Limited Maturity Portfolio
MFS® Variable Insurance Trust III
VLT-ANN

MFS® Limited Maturity Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Limited Maturity Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Limited Maturity Portfolio
Portfolio Composition
Portfolio structure (i)
Fixed income sectors (i)
Investment Grade Corporates	49.4%
U.S. Treasury Securities	25.0%
Collateralized Debt Obligations	9.2%
Commercial Mortgage-Backed Securities	7.4%
Municipal Bonds	3.8%
Asset-Backed Securities	3.6%
Emerging Markets Bonds	2.5%
High Yield Corporates	1.4%
Mortgage-Backed Securities	1.1%
Residential Mortgage-Backed Securities	0.8%
Composition including fixed income credit quality (a)(i)
AAA	9.2%
AA	10.6%
A	21.8%
BBB	35.1%
BB	1.4%
U.S. Government	19.8%
Federal Agencies	1.1%
Not Rated	5.2%
Cash & Cash Equivalents	1.0%
Other	(5.2)%
Portfolio facts (i)
Average Duration (d)	1.9
Average Effective Maturity (m)	2.4 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.

MFS Limited Maturity Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Limited Maturity Portfolio (fund) provided a total return of 0.16%, while Service Class shares of the fund provided a total return of -0.19%. These compare with a return of -0.47% over the same period for the fund’s benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Bond Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
Relative to the Bloomberg 1-3 Year U.S. Government/Credit Bond Index, the fund's asset allocation decisions benefited performance over the reporting period. Here, the fund's out-of-benchmark allocation to the commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs) and asset-backed securities (ABS) sectors lifted relative returns.
Security selection further supported the fund’s relative performance over the reporting period. Here, from a sector perspective, bond selection within both the industrials and financial institutions sectors added to relative returns. From a quality perspective, issuer selection within “BBB” and “A” rated(r) bonds also contributed to relative performance.
Respectfully,
Portfolio Manager(s)
Philipp Burgener and Alexander Mackey
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Limited Maturity Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	3/07/08	0.16%	2.52%	1.85%
Service Class	3/07/08	(0.19)%	2.24%	1.59%
Comparative benchmark(s)
Bloomberg 1-3 Year U.S. Government/Credit Bond Index (f)	(0.47)%	1.85%	1.39%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Bloomberg 1-3 Year U.S. Government/Credit Bond Index(a) – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

MFS Limited Maturity Portfolio
Performance Summary – continued
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Limited Maturity Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.44%	$1,000.00	$996.80	$2.21
	Hypothetical (h)	0.44%	$1,000.00	$1,022.99	$2.24
Service Class	Actual	0.69%	$1,000.00	$995.25	$3.47
	Hypothetical (h)	0.69%	$1,000.00	$1,021.73	$3.52
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Limited Maturity Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 98.5%
Aerospace & Defense – 0.6%
Boeing Co., 1.167%, 2/04/2023	$438,000	$ 438,045
Boeing Co., 1.433%, 2/04/2024	876,000	874,662
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	1,049,000	1,109,392
Raytheon Technologies Corp., 3.65%, 8/16/2023	114,000	118,520
		$2,540,619
Asset-Backed & Securitized – 20.8%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.038%, 11/15/2054 (i)	$13,150,270	$ 958,208
ACREC 2021-FL1 Ltd., “AS”, FLR, 1.603% (LIBOR - 1mo. + 1.5%), 10/16/2036 (n)	898,000	893,967
ACREC 2021-FL1 Ltd., “B”, FLR, 1.903% (LIBOR - 1mo. + 1.8%), 10/16/2036 (n)	697,000	693,847
ACREC 2021-FL1 Ltd., “C”, FLR, 2.253% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)	902,000	897,884
AmeriCredit Automobile Receivables Trust, 2020-1, “C”, 1.59%, 10/20/2025	659,000	663,234
Arbor Realty Trust, Inc., CLO, 2021-FL4, “AS”, FLR, 1.79% (LIBOR - 1mo. + 1.7%), 11/15/2036 (n)	1,102,500	1,103,183
Arbor Realty Trust, Inc., CLO, 2021-FL4, “B”, FLR, 2.09% (LIBOR - 1mo. + 2%), 11/15/2036 (n)	1,102,500	1,101,811
Arbor Realty Trust, Inc., CLO, 2021-FL4, “C”, FLR, 2.39% (LIBOR - 1mo. + 2.3%), 11/15/2036 (n)	663,500	662,878
Arbor Realty Trust, Inc., CLO, 2021-FL3, “B”, FLR, 1.709% (LIBOR - 1mo. + 1.6%), 8/15/2034 (n)	455,000	453,175
Arbor Realty Trust, Inc., CLO, 2021-FL3, “C”, FLR, 1.959% (LIBOR - 1mo. + 1.85%), 8/15/2034 (n)	264,000	262,859
AREIT CRE Trust, 2019-CRE3, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%), 9/14/2036 (n)	647,000	646,245
AREIT CRE Trust, 2019-CRE3, “B”, FLR, 1.714% (LIBOR - 1mo. + 1.55%), 9/14/2036 (n)	319,500	318,378
AREIT CRE Trust, 2019-CRE3, “C”, FLR, 2.064% (LIBOR - 1mo. + 1.9%), 9/14/2036 (n)	264,000	262,761
Avery Point CLO Ltd., 2014-1A, “CR”, FLR, 2.473% (LIBOR - 3mo. + 2.35%), 4/25/2026 (n)	1,257,850	1,258,723
Balboa Bay Loan Funding Ltd., 2020-1A, “BR”, FLR, 1.749% (LIBOR - 3mo. + 1.65%), 1/20/2032 (n)	1,039,826	1,039,825
Balboa Bay Loan Funding Ltd., 2020-1A, “CR”, FLR, 2.199% (LIBOR - 3mo. + 2.1%), 1/20/2032 (n)	563,239	563,238
Ballyrock Ltd., CLO, 2018-1A, “A2”, FLR, 1.731% (LIBOR - 3mo. + 1.6%), 4/20/2031 (n)	1,748,737	1,740,015
Ballyrock Ltd., CLO, 2018-1A, “B”, FLR, 2.031% (LIBOR - 3mo. + 1.9%), 4/20/2031 (n)	741,069	737,131
Bancorp Commercial Mortgage Trust, 2019-CRE6, “AS”, FLR, 1.464% (LIBOR - 1mo. + 1.3%), 9/15/2036 (n)	1,116,909	1,116,098
Bancorp Commercial Mortgage Trust, 2019-CRE6, “B”, FLR, 1.714% (LIBOR - 1mo. + 1.55%), 9/15/2036 (n)	1,776,462	1,769,725
Barclays Commercial Mortgage Securities LLC, 2021-C11, “XA”, 1.391%, 9/15/2054 (i)	5,979,642	607,341
Barclays Commercial Mortgage Securities LLC, 2018-C2, “XA”, 0.764%, 12/15/2051 (i)(n)	21,956,761	1,006,252
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.307%, 7/15/2054 (i)	5,785,765	546,913
BDS Ltd., 2021-FL10, “B”, FLR, 2.05% (LIBOR - 1mo. + 1.95%), 12/18/2036 (n)	519,000	517,807
BDS Ltd., 2021-FL10, “C”, FLR, 2.4% (LIBOR - 1mo. + 2.3%), 12/18/2036 (n)	377,500	376,630
Benchmark Mortgage Trust, 2021-B23, “XA”, 1.276%, 2/15/2054 (i)	10,411,970	925,506
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.271%, 7/15/2054 (i)	11,332,975	1,058,975
Benchmark Mortgage Trust, 2021-B28, “XA”, 1.291%, 8/15/2054 (i)	8,290,608	779,155
Benchmark Mortgage Trust, 2021-B29, “XA”, 1.049%, 9/15/2054 (i)(n)	11,931,238	886,600
BSPRT Issuer Ltd., 2018-FL4, “A”, FLR, 2.209% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	2,076,000	2,073,818
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	298,591	298,141
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	347,219	340,901
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	86,625	84,834
BXMT Ltd., 2020-FL2, “B”, FLR, 1.564% (LIBOR - 1mo. + 1.4%), 2/15/2038 (n)	1,445,000	1,440,032
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	555,636	565,965
CD Commercial Mortgage Trust, 2017-CD4, “XA”, 1.274%, 5/10/2050 (i)	17,074,583	814,369
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	343,825	341,060
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	108,765	108,646
Commercial Equipment Finance LLC, 2021-A, “A”, 2.05%, 2/16/2027 (n)	816,233	814,328
Commercial Mortgage Pass-Through Certificates, 2019-BN24,“XA”, 0.645%, 11/15/2062 (i)	8,874,811	408,028
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.334%, 2/15/2054 (i)	9,176,483	896,462
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 0.979%, 6/15/2063 (i)	8,876,089	647,840
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.053%, 6/15/2064 (i)	4,955,066	389,237
Credit Acceptance Auto Loan Trust, 2021-4, “B”, 1.74%, 12/16/2030 (n)	478,000	473,715
Credit Acceptance Auto Loan Trust, 2021-2A, “A”, 0.96%, 2/15/2030 (n)	373,000	370,767
Credit Acceptance Auto Loan Trust, 2021-2A, “B”, 1.26%, 4/15/2030 (n)	250,000	246,828
Credit Acceptance Auto Loan Trust, 2021-3A, “B”, 1.38%, 7/15/2030 (n)	250,000	246,966
Credit Acceptance Auto Loan Trust, 2021-3A, “C”, 1.63%, 9/16/2030 (n)	250,000	246,449

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Credit Acceptance Auto Loan Trust, 2021-4, “A” , 1.26%, 10/15/2030 (n)	$261,000	$ 258,956
Dell Equipment Finance Trust, 2020-1, “A2”, 2.26%, 6/22/2022 (n)	119,031	119,223
Exeter Automobile Receivables Trust, 2019-3A, “C”, 2.79%, 5/15/2024 (n)	1,184,472	1,190,842
Exeter Automobile Receivables Trust, 2020-1A, 2.49%, 1/15/2025 (n)	500,000	504,017
Exeter Automobile Receivables Trust, 2020-1A, “B”, 2.26%, 4/15/2024 (n)	45,377	45,409
General Motors, 2019-1, “B”, 2.86%, 4/15/2024 (n)	1,228,000	1,236,721
General Motors, 2019-1, “C”, 3.06%, 4/15/2024 (n)	945,000	951,953
GLS Auto Receivables Trust, 2020-1A, “A”, 2.17%, 2/15/2024 (n)	72,342	72,448
GLS Auto Receivables Trust, 2021-3A, “B”, 0.78%, 11/17/2025 (n)	704,072	697,314
GM Financial Automobile Leasing Trust, 2020-1, “B”, 1.84%, 12/20/2023	622,000	625,853
GM Financial Automobile Leasing Trust, 2020-1, “C”, 2.04%, 12/20/2023	456,000	459,513
GS Mortgage Securities Trust, 2017-GS6, “XA”, 1.019%, 5/10/2050 (i)	15,498,762	756,290
GS Mortgage Securities Trust, 2017-GS7, “XA”, 1.109%, 8/10/2050 (i)	15,564,463	731,120
GS Mortgage Securities Trust, 2020-GC47, “A5”, 1.13%, 5/12/2053 (i)	8,348,074	682,399
Invitation Homes Trust, 2018-SFR1, “B”, FLR, 1.059% (LIBOR - 1mo. + 0.95%), 3/17/2037 (n)	1,365,804	1,364,685
Invitation Homes Trust, 2018-SFR2, “A”, FLR, 1.01% (LIBOR - 1mo. + 0.9%), 6/17/2037 (n)	1,796,561	1,796,841
JPMorgan Chase Commercial Mortgage Securities Corp., 1.035%, 9/15/2050 (i)	14,733,836	614,024
LoanCore Ltd., 2018-CRE1, “AS”, FLR, 1.609% (LIBOR - 1mo. + 1.5%), 5/15/2028 (n)	2,225,000	2,220,557
LoanCore Ltd., 2018-CRE1, “C”, FLR, 2.659% (LIBOR - 1mo. + 2.55%), 5/15/2028 (n)	741,500	740,385
LoanCore Ltd., 2019-CRE3, “A”, FLR, 1.159% (LIBOR - 1mo. + 1.05%), 4/15/2034 (n)	528,527	527,389
LoanCore Ltd., 2019-CRE3, “AS”, FLR, 1.48% (LIBOR - 1mo. + 1.37%), 4/15/2034 (n)	1,980,450	1,979,369
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.859% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	1,344,000	1,342,343
LoanCore Ltd., 2021-CRE5, “B”, FLR, 2.11% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	567,500	566,410
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 1.623% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	2,779,008	2,791,019
Magnetite CLO Ltd., 2015-16A, “BR”, FLR, 1.322% (LIBOR - 3mo. + 1.2%), 1/18/2028 (n)	3,559,000	3,557,217
MF1 Ltd., 2020-FL3, “B”, FLR, 3.914% (LIBOR - 1mo. + 3.75%), 7/15/2035 (z)	192,000	194,674
MF1 Ltd., 2020-FL3, “C”, FLR, 4.664% (LIBOR - 1mo. + 4.5%), 7/15/2035 (z)	274,500	276,703
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, “B”, FLR, 2.914% (LIBOR - 1mo. + 2.75%), 11/15/2035 (n)	1,946,000	1,951,921
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C33, “XA”, 1.264%, 5/15/2050 (i)	14,079,742	736,549
Morgan Stanley Capital I Trust, 2017-H1, “XA”, 1.341%, 6/15/2050 (i)	7,092,004	368,652
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.836%, 12/15/2051 (i)	17,573,381	864,371
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.3%, 5/15/2054 (i)	7,320,364	674,389
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.237%, 6/15/2054 (i)	6,875,433	575,525
Multi-Family Housing Mortgage, MF1-2021, “B”, FLR, 1.757% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)	1,598,887	1,596,054
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “A”, FLR, 1.051% (LIBOR - 1mo. + 0.95%), 7/25/2025 (n)	367,000	368,299
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “B”, FLR, 1.451% (LIBOR - 1mo. + 1.35%), 7/25/2025 (n)	338,000	339,496
Navistar Financial Dealer Note Master Owner Trust, 2020-1, “C”, FLR, 2.251% (LIBOR - 1mo. + 2.15%), 7/25/2025 (n)	279,000	281,002
NextGear Floorplan Master Owner Trust, 2019-2A, “A2”, 2.07%, 10/15/2024 (n)	1,050,000	1,061,424
Oaktree CLO Ltd., 2019-1A, “BR”, FLR, 1.878% (LIBOR - 3mo. + 1.75%), 4/22/2030 (n)	1,129,454	1,127,537
Oaktree CLO Ltd., 2019-1A, “CR”, FLR, 2.478% (LIBOR - 3mo. + 2.35%), 4/22/2030 (n)	1,129,454	1,125,394
OneMain Financial Issuance Trust, 2020-1A, “A”, 3.84%, 5/14/2032 (n)	1,723,824	1,762,795
PFP III Ltd., 2021-8, “B”, FLR, 1.608% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)	490,500	488,738
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)	130,797	132,072
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	167,704	169,598
Shackleton CLO Ltd., 2013-4RA, “B”, FLR, 2.021% (LIBOR - 3mo. + 1.9%), 4/13/2031 (n)	927,055	910,655
Shackleton CLO Ltd., 2015-8A, “CR”, FLR, 1.781% (LIBOR - 3mo. + 1.65%), 10/20/2027 (n)	709,957	708,274
Shelter Growth CRE, 2021-FL3, “C”, FLR, 2.259% (LIBOR - 1mo. + 2.15%), 9/15/2036 (n)	516,000	514,730
Southwick Park CLO, Ltd., 2019-4A, “B1R”, FLR, 1.625% (LIBOR - 3mo. + 1.5%), 7/20/2032 (n)	422,000	420,620
Southwick Park CLO, Ltd., 2019-4A, “B2R”, 2.46%, 7/20/2032 (n)	735,000	716,027
Southwick Park CLO, Ltd., 2019-4A, “CR”, FLR, 2.075% (LIBOR - 3mo. + 1.95%), 7/20/2032 (n)	1,001,000	999,782
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 1.908% (LIBOR - 1mo. + 1.8%), 4/18/2038 (n)	764,000	763,521
Student Loan Consolidation Center, “A”, FLR, 1.322% (LIBOR - 1mo. + 1.22%), 10/25/2027 (n)	28,388	28,399
TICP CLO Ltd., 2018-3R, “B”, FLR, 1.481% (LIBOR - 3mo. + 1.35%), 4/20/2028 (n)	870,756	870,753
TICP CLO Ltd., 2018-3R, “C”, FLR, 1.931% (LIBOR - 3mo. + 1.8%), 4/20/2028 (n)	1,528,084	1,528,255
TPG Real Estate Finance, 2018-FL2, “AS”, FLR, 1.558% (LIBOR - 1mo. + 1.45%), 11/15/2037 (n)	2,192,500	2,191,130
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 1.958% (LIBOR - 1mo. + 1.85%), 3/15/2038 (n)	2,000,000	1,995,000
UBS Commercial Mortgage Trust, 2017-C1, “XA”, 0.999%, 11/15/2050 (i)	11,878,046	468,976

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
UBS Commercial Mortgage Trust, 2018-C14, “XA”, 0.982%, 12/15/2051 (i)	$8,930,783	$ 505,701
Veros Auto Receivables Trust, 2020-1, “A”, 1.67%, 9/15/2023 (n)	49,318	49,338
Wells Fargo Commercial Mortgage Trust, 2021-C61, “XA”, 1.377%, 11/15/2054 (i)	4,030,517	392,123
Wind River CLO Ltd., 2015-2A, “CR”, FLR, 1.823% (LIBOR - 3mo. + 1.7%), 10/15/2027 (n)	864,053	865,130
		$88,512,654
Automotive – 3.8%
Daimler Finance North America LLC, 0.75%, 3/01/2024 (n)	$870,000	$ 861,890
Daimler Trucks Financial Services North America LLC, 1.625%, 12/13/2024 (n)	1,487,000	1,498,169
Ford Motor Credit Co. LLC, 3.087%, 1/09/2023	857,000	871,488
General Motors Financial Co., 1.7%, 8/18/2023	1,491,000	1,505,174
Harley-Davidson Financial Services, 4.05%, 2/04/2022 (n)	1,203,000	1,206,317
Hyundai Capital America, 2.85%, 11/01/2022 (n)	355,000	361,127
Hyundai Capital America, 2.375%, 2/10/2023 (n)	534,000	541,392
Hyundai Capital America, 5.75%, 4/06/2023 (n)	1,733,000	1,829,461
Hyundai Capital America, 0.8%, 1/08/2024 (n)	154,000	151,771
Hyundai Capital America, 5.875%, 4/07/2025 (n)	1,872,000	2,094,478
Stellantis Finance US, Inc., 1.711%, 1/29/2027 (n)	1,275,000	1,253,224
Volkswagen Group of America Finance LLC, 2.9%, 5/13/2022 (n)	560,000	564,573
Volkswagen Group of America Finance LLC, 3.125%, 5/12/2023 (n)	234,000	240,558
Volkswagen Group of America Finance LLC, 2.85%, 9/26/2024 (n)	1,120,000	1,158,130
Volkswagen Group of America Finance LLC, 3.35%, 5/13/2025 (n)	1,212,000	1,275,143
Volkswagen Group of America Finance LLC, 1.25%, 11/24/2025 (n)	916,000	895,936
		$16,308,831
Brokerage & Asset Managers – 0.8%
E*TRADE Financial Corp., 2.95%, 8/24/2022	$2,157,000	$ 2,187,355
National Securities Clearing Corp., 1.5%, 4/23/2025 (n)	250,000	251,500
National Securities Clearing Corp., 0.75%, 12/07/2025 (n)	1,000,000	973,267
		$3,412,122
Business Services – 1.1%
Equinix, Inc., 1.25%, 7/15/2025	$607,000	$ 596,157
Global Payments, Inc., 1.2%, 3/01/2026	1,450,000	1,407,460
Tencent Holdings Ltd., 1.81%, 1/26/2026 (n)	1,481,000	1,478,820
Western Union Co., 1.35%, 3/15/2026	1,091,000	1,069,132
		$4,551,569
Cable TV – 0.6%
SES S.A., 3.6%, 4/04/2023 (n)	$2,469,000	$ 2,536,758
Chemicals – 0.1%
Westlake Chemical Corp., 0.875%, 8/15/2024	$500,000	$ 492,419
Computer Software – 0.4%
Dell International LLC/EMC Corp., 4%, 7/15/2024	$1,415,000	$ 1,501,454
Dell International LLC/EMC Corp., 5.85%, 7/15/2025	340,000	385,372
		$1,886,826
Computer Software - Systems – 0.5%
Apple, Inc., 1.7%, 9/11/2022	$862,000	$ 870,684
VMware, Inc., 1%, 8/15/2024	839,000	830,900
VMware, Inc., 1.4%, 8/15/2026	649,000	637,825
		$2,339,409

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Conglomerates – 0.9%
Carrier Global Corp., 2.242%, 2/15/2025	$1,434,000	$ 1,468,389
Westinghouse Air Brake Technologies Corp., 4.4%, 3/15/2024	2,237,000	2,366,074
		$3,834,463
Containers – 0.5%
Berry Global, Inc., 0.95%, 2/15/2024	$662,000	$ 656,042
Berry Global, Inc., 1.65%, 1/15/2027	1,534,000	1,498,557
		$2,154,599
Electronics – 1.2%
Broadcom, Inc., 4.7%, 4/15/2025	$696,000	$ 760,960
Broadcom, Inc., 3.15%, 11/15/2025	600,000	628,168
Microchip Technology, Inc., 0.983%, 9/01/2024 (n)	1,895,000	1,860,184
Qorvo, Inc., 1.75%, 12/15/2024 (n)	515,000	515,331
Skyworks Solutions, Inc., 0.9%, 6/01/2023	590,000	586,962
TSMC Arizona Corp., 1.75%, 10/25/2026	855,000	855,386
		$5,206,991
Emerging Market Quasi-Sovereign – 1.1%
Bharat Petroleum Corp. Ltd., 4.625%, 10/25/2022	$1,865,000	$ 1,912,781
DAE Funding LLC (United Arab Emirates), 1.55%, 8/01/2024 (n)	619,000	614,358
Indian Oil Corp. Ltd., 5.75%, 8/01/2023	933,000	992,990
Sinopec Group Overseas Development (2018) Ltd. (People's Republic of China), 1.45%, 1/08/2026 (n)	1,302,000	1,284,305
		$4,804,434
Emerging Market Sovereign – 0.4%
Emirate of Abu Dhabi, 0.75%, 9/02/2023 (n)	$1,572,000	$ 1,566,746
Energy - Independent – 0.4%
Pioneer Natural Resources Co., 0.55%, 5/15/2023	$204,000	$ 203,221
Pioneer Natural Resources Co., 0.75%, 1/15/2024	1,364,000	1,345,504
		$1,548,725
Energy - Integrated – 0.7%
Cenovus Energy, Inc., 5.375%, 7/15/2025	$831,000	$ 917,029
Eni S.p.A., 4%, 9/12/2023 (n)	1,857,000	1,941,837
		$2,858,866
Financial Institutions – 2.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.875%, 1/16/2024	$1,585,000	$ 1,685,580
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.15%, 2/15/2024	1,399,000	1,442,926
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 1.75%, 10/29/2024	798,000	796,055
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.5%, 7/15/2025	1,212,000	1,385,000
Avolon Holdings Funding Ltd., 3.625%, 5/01/2022 (n)	241,000	242,554
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	1,214,000	1,272,028
Avolon Holdings Funding Ltd., 2.125%, 2/21/2026 (n)	1,574,000	1,544,845
Avolon Holdings Funding Ltd., 4.25%, 4/15/2026 (n)	506,000	536,206
Avolon Holdings Funding Ltd., 2.528%, 11/18/2027 (n)	886,000	860,670
Avolon Holdings Funding Ltd., 2.75%, 2/21/2028 (n)	678,000	665,262
		$10,431,126

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Food & Beverages – 0.7%
JDE Peet's N.V., 0.8%, 9/24/2024 (n)	$408,000	$ 399,775
JDE Peet's N.V., 1.375%, 1/15/2027 (n)	678,000	654,756
Mondelez International, Inc., 0.625%, 7/01/2022	1,800,000	1,802,023
		$2,856,554
Food & Drug Stores – 0.7%
7-Eleven, Inc., 0.625%, 2/10/2023 (n)	$1,785,000	$ 1,778,242
7-Eleven, Inc., 0.8%, 2/10/2024 (n)	1,339,000	1,323,710
		$3,101,952
Gaming & Lodging – 1.7%
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023	$1,459,000	$ 1,548,291
GLP Capital LP/GLP Financing II, Inc., 5.25%, 6/01/2025	1,084,000	1,187,253
Hyatt Hotels Corp., 1.3%, 10/01/2023	1,224,000	1,223,942
Hyatt Hotels Corp., 1.8%, 10/01/2024	1,134,000	1,135,010
Marriott International, Inc., 2.3%, 1/15/2022	1,564,000	1,564,870
Marriott International, Inc., 3.75%, 10/01/2025	370,000	391,832
		$7,051,198
Industrial – 0.1%
Howard University, Washington D.C., 2.738%, 10/01/2022	$96,000	$ 96,593
Howard University, Washington D.C., 2.801%, 10/01/2023	106,000	108,353
Howard University, Washington D.C., AGM, 2.416%, 10/01/2024	117,000	119,258
Howard University, Washington D.C., AGM, 2.516%, 10/01/2025	144,000	145,233
		$469,437
Insurance – 0.2%
Equitable Financial Life Insurance Co., 1.4%, 7/07/2025 (n)	$882,000	$ 873,901
Insurance - Property & Casualty – 0.2%
Aon PLC, 2.2%, 11/15/2022	$821,000	$ 831,578
Internet – 0.2%
Baidu, Inc., 3.875%, 9/29/2023	$676,000	$ 704,542
Machinery & Tools – 0.4%
CNH Industrial Capital LLC, 4.2%, 1/15/2024	$1,121,000	$ 1,183,164
CNH Industrial Capital LLC, 1.875%, 1/15/2026	448,000	448,191
		$1,631,355
Major Banks – 16.3%
Bank of America Corp., 2.881%, 4/24/2023	$1,624,000	$ 1,634,531
Bank of America Corp., 4.2%, 8/26/2024	692,000	741,726
Bank of America Corp., 4.45%, 3/03/2026	995,000	1,095,453
Bank of America Corp., 4.25%, 10/22/2026	575,000	634,456
Bank of America Corp., 1.734% to 7/22/2026, FLR (SOFR + 0.96%) to 7/22/2027	2,531,000	2,512,568
Bank of America Corp., 4.183%, 11/25/2027	959,000	1,049,283
Bank of Montreal, 2.05%, 11/01/2022	1,168,000	1,183,223
Barclays PLC, 4.61% to 2/15/2022, FLR (LIBOR - 3mo. + 1.4%) to 2/15/2023	1,262,000	1,267,397
Barclays PLC, 1.007%, 12/10/2024	207,000	205,490
Barclays PLC, 2.852% to 5/07/2025, FLR (LIBOR - 3mo. + 2.452%) to 5/07/2026	550,000	567,246
Barclays PLC, 2.279% to 11/24/2026, FLR (CMT - 1yr. + 1.05%) to 11/24/2027	1,474,000	1,476,628
Credit Agricole, “A”, FLR, 1.551% (LIBOR - 3mo. + 1.43%), 1/10/2022 (n)	1,270,000	1,270,224
Credit Suisse Group AG, 3.574%, 1/09/2023 (n)	872,000	872,246
Credit Suisse Group AG, 4.207% to 6/12/2023, FLR (LIBOR - 3mo. + 1.24%) to 6/12/2024 (n)	443,000	460,929

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Deutsche Bank, 2.311% to 11/16/2026, FLR (SOFR + 1.219%) to 11/16/2027	$464,000	$ 463,793
Deutsche Bank AG, 0.898%, 5/28/2024	421,000	417,323
Deutsche Bank AG, 1.447% to 4/1/2024, FLR (SOFR + 1.131%) to 4/01/2025	2,012,000	1,999,511
Goldman Sachs Group, Inc., 0.481%, 1/27/2023	1,613,000	1,608,900
Goldman Sachs Group, Inc., 3.5%, 4/01/2025	750,000	793,075
Goldman Sachs Group, Inc., 1.093% to 12/09/2025, FLR (SOFR + 0.789%) to 12/09/2026	821,000	800,030
Goldman Sachs Group, Inc., 5.95%, 1/15/2027	1,439,000	1,696,251
Goldman Sachs Group, Inc., 1.948% to 10/21/2026, FLR (SOFR + 0.913%) to 10/21/2027	1,205,000	1,199,698
HSBC Holdings PLC, 3.262% to 3/13/2022, FLR (LIBOR - 3mo. + 1.055%) to 3/13/2023	1,521,000	1,528,177
HSBC Holdings PLC, 3.033% to 11/22/2022, FLR (LIBOR - 3mo. + 0.923%) to 11/22/2023	491,000	499,644
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026	910,000	915,897
HSBC Holdings PLC, 1.589% to 5/24/2026, FLR (SOFR + 1.29%) to 5/24/2027	623,000	609,253
HSBC Holdings PLC, 2.251% to 11/22/2026, FLR (SOFR + 1.1%) to 11/22/2027	900,000	901,875
JPMorgan Chase & Co., 3.207% to 4/01/2022, FLR (LIBOR - 3mo. + 0.695%) to 4/01/2023	2,827,000	2,843,843
JPMorgan Chase & Co., 2.776% to 4/25/2022, FLR (LIBOR - 3mo. + 0.935%) to 4/25/2023	2,701,000	2,718,248
JPMorgan Chase & Co., 3.797% to 7/23/2023, FLR (LIBOR - 3mo. + 0.89%) to 7/23/2024	1,380,000	1,438,202
JPMorgan Chase & Co., 2.005% to 3/13/2025, FLR (SOFR + 1.585%) to 3/13/2026	1,642,000	1,661,364
JPMorgan Chase & Co., 1.04% to 2/04/2026, FLR (SOFR + 0.695%) to 2/04/2027	1,071,000	1,036,569
JPMorgan Chase & Co., 1.578% to 4/22/2026, FLR (SOFR + 0.885%) to 4/22/2027	862,000	851,840
JPMorgan Chase & Co., 4.25%, 10/01/2027	959,000	1,075,763
Mitsubishi UFJ Financial Group, Inc., 2.623%, 7/18/2022	1,921,000	1,942,871
Mitsubishi UFJ Financial Group, Inc., 0.953%, 7/19/2025	1,003,000	990,696
Mitsubishi UFJ Financial Group, Inc., 0.962% to 10/11/2024, FLR (CMT - 1yr. + 0.45%) to 10/11/2025	437,000	430,921
Mizuho Financial Group, 0.849% to 9/08/2023, FLR (LIBOR - 3mo. + 0.61%) to 9/08/2024	600,000	596,883
Morgan Stanley, 0.56% to 11/10/2022, FLR (SOFR + 0.466%) to 11/10/2023	1,637,000	1,634,726
Morgan Stanley, 0.529% to 1/25/2023, FLR (SOFR + 0.455%) to 1/25/2024	2,151,000	2,143,606
Morgan Stanley, 0.864% to 10/21/2024, FLR (SOFR + 0.745%) to 10/21/2025	1,635,000	1,611,744
Morgan Stanley, 4.35%, 9/08/2026	1,350,000	1,492,206
Morgan Stanley, 3.95%, 4/23/2027	977,000	1,075,560
NatWest Group PLC, 2.359% to 5/22/2023, FLR (CMT - 1yr. + 2.15%) to 5/22/2024	1,038,000	1,054,571
NatWest Group PLC, 4.269% to 3/22/2024, FLR (LIBOR - 3mo. + 1.762%) to 3/22/2025	2,018,000	2,135,544
Standard Chartered PLC, 1.319% to 10/14/2022, FLR (CMT - 1yr. + 1.17%) to 10/14/2023 (n)	1,457,000	1,458,189
Standard Chartered PLC, 0.991% to 1/12/2024, FLR (CMT - 1yr. + 0.78%) to 1/12/2025 (n)	1,361,000	1,345,632
Standard Chartered PLC, 1.214% to 3/23/2024, FLR (CMT - 1yr. + 0.88%) to 3/23/2025 (n)	437,000	433,111
State Street Corp., 2.825% to 3/30/2022, FLR (SOFR + 2.69%) to 3/30/2023	383,000	385,006
Sumitomo Mitsui Financial Group, Inc., 0.508%, 1/12/2024	455,000	449,687
Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	1,613,000	1,604,553
Sumitomo Mitsui Trust Bank Ltd., 0.85%, 3/25/2024 (n)	944,000	934,928
Toronto-Dominion Bank, 0.25%, 1/06/2023	910,000	907,397
UBS Group AG, 3.491%, 5/23/2023 (n)	278,000	280,813
UBS Group AG, 1.008% to 7/30/2023, FLR (CMT - 1yr. + 0.83%) to 7/30/2024 (n)	924,000	921,050
UniCredito Italiano S.p.A., 6.572%, 1/14/2022 (n)	1,373,000	1,374,991
UniCredito Italiano S.p.A., 3.75%, 4/12/2022 (n)	1,687,000	1,699,755
Wells Fargo & Co., 2.164% to 2/11/2025, FLR (LIBOR - 3mo. + 0.75%) to 2/11/2026	2,242,000	2,275,458
		$69,210,554
Medical & Health Technology & Services – 0.8%
HCA, Inc., 5%, 3/15/2024	$1,692,000	$ 1,819,370
Thermo Fisher Scientific, Inc., 1.215%, 10/18/2024	1,500,000	1,498,336
		$3,317,706
Metals & Mining – 1.4%
Anglo American Capital PLC, 4.75%, 4/10/2027 (n)	$766,000	$ 851,904
Glencore Funding LLC, 3%, 10/27/2022 (n)	848,000	861,094
Glencore Funding LLC, 4.125%, 3/12/2024 (n)	1,354,000	1,423,731
Glencore Funding LLC, 4.625%, 4/29/2024 (n)	422,000	450,671

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Metals & Mining – continued
Glencore Funding LLC, 1.625%, 9/01/2025 (n)	$1,100,000	$ 1,088,698
Glencore Funding LLC, 1.625%, 4/27/2026 (n)	1,191,000	1,168,497
		$5,844,595
Midstream – 1.7%
Energy Transfer Operating Co., 2.9%, 5/15/2025	$635,000	$ 655,977
Gray Oak Pipeline LLC, 2%, 9/15/2023 (n)	968,000	978,351
MPLX LP, 3.5%, 12/01/2022	1,218,000	1,243,780
MPLX LP, 3.375%, 3/15/2023	642,000	658,320
Plains All American Pipeline LP, 3.85%, 10/15/2023	750,000	777,756
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/2025	992,000	1,081,965
Western Midstream Operating LP, 4.35%, 2/01/2025	796,000	831,836
Western Midstream Operating LP, FLR, 1.971% (LIBOR - 3mo. + 0.85%), 1/13/2023	1,222,000	1,220,204
		$7,448,189
Mortgage-Backed – 1.1%
Fannie Mae, 5.5%, 5/01/2025	$310	$ 311
Fannie Mae, 5%, 7/01/2039 - 3/01/2042	594,340	673,505
Fannie Mae, 2%, 5/25/2044	510,536	513,203
Freddie Mac, 0.893%, 4/25/2024 (i)	492,855	8,446
Freddie Mac, 1.581%, 4/25/2030 (i)	6,143,094	690,357
Freddie Mac, 3%, 4/15/2033 - 6/15/2045	2,359,405	2,476,143
Freddie Mac, 2%, 7/15/2042	406,952	412,587
		$4,774,552
Municipals – 3.8%
California Earthquake Authority Rev., “B”, 1.327%, 7/01/2022	$620,000	$ 621,907
California Earthquake Authority Rev., “B”, 1.477%, 7/01/2023	440,000	443,909
California Municipal Finance Authority Rev. (Century Housing Corp.), 1.486%, 11/01/2022	235,000	236,594
California Municipal Finance Authority Rev. (Century Housing Corp.), 1.605%, 11/01/2023	280,000	282,092
Clifton, TX, Higher Education Finance Corp. Rev. (Idea Public Schools), 0.75%, 8/15/2050 (n)	1,615,000	1,614,466
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 2.128%, 1/01/2023	300,000	303,900
Illinois Sales Tax Securitization Corp., Second Lien, “B”, BAM, 2.225%, 1/01/2024	730,000	743,943
Long Island, NY, Power Authority, Electric System General Rev., “C”, 0.764%, 3/01/2023	595,000	595,452
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 1.904%, 7/01/2023	65,000	65,804
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.156%, 7/01/2024	190,000	193,491
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.306%, 7/01/2025	150,000	153,266
Massachusetts Educational Financing Authority, Education Loan Rev., “A”, 2.562%, 7/01/2026	185,000	190,754
Michigan Finance Authority Tobacco Settlement Asset-Backed Rev. (2006 Sold Tobacco Receipts), “A-1”, 2.326%, 6/01/2030	611,257	621,914
New Jersey Economic Development Authority Rev., School Facilities Construction, “HHH”, 3.75%, 9/01/2022 (n)	2,885,000	2,940,255
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	4,091,000	4,050,992
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.384%, 6/15/2022	455,000	458,746
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.551%, 6/15/2023	465,000	475,595
New Jersey Transportation Trust Fund Authority, Transportation System, “B”, 2.631%, 6/15/2024	440,000	453,488
Port Authority of NY & NJ, “AAA”, 1.086%, 7/01/2023	1,060,000	1,065,649
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042	680,000	684,384
		$16,196,601
Natural Gas - Distribution – 0.3%
CenterPoint Energy Resources Corp., 0.7%, 3/02/2023	$1,302,000	$ 1,296,011
Natural Gas - Pipeline – 0.5%
APT Pipelines Ltd., 4.2%, 3/23/2025 (n)	$1,960,000	$ 2,096,145

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Network & Telecom – 0.6%
AT&T, Inc., 0.9%, 3/25/2024	$2,621,000	$ 2,609,159
Oils – 0.5%
Valero Energy Corp., 1.2%, 3/15/2024	$1,330,000	$ 1,322,217
Valero Energy Corp., 3.4%, 9/15/2026	771,000	823,570
		$2,145,787
Other Banks & Diversified Financials – 3.5%
Banque Federative du Credit Mutuel, 0.65%, 2/27/2024 (n)	$1,833,000	$ 1,810,268
BBVA USA, 2.875%, 6/29/2022	2,443,000	2,467,978
BBVA USA Bancshares, Inc., 2.5%, 8/27/2024	1,183,000	1,221,468
Groupe BPCE S.A., 4%, 9/12/2023 (n)	1,385,000	1,450,332
Groupe BPCE S.A., FLR, 1.44% (LIBOR - 3mo. + 1.24%), 9/12/2023 (n)	1,385,000	1,403,821
Macquarie Group Ltd., 1.201% to 10/14/2024, FLR (SOFR + 0.694%) to 10/14/2025 (n)	654,000	648,254
Macquarie Group Ltd., 1.34% to 1/12/2026, FLR (SOFR + 1.069%) to 1/12/2027 (n)	1,200,000	1,167,530
National Bank of Canada, 2.15%, 10/07/2022 (n)	1,348,000	1,364,257
National Bank of Canada, 0.9% to 8/15/2022, FLR (CMT - 1yr. + 0.77%) to 8/15/2023	523,000	523,388
National Bank of Canada, 0.55%, 11/15/2024	250,000	247,089
SunTrust Banks, Inc., 2.8%, 5/17/2022	2,056,000	2,071,009
UBS AG, 1.75%, 4/21/2022 (n)	390,000	391,226
		$14,766,620
Pharmaceuticals – 0.8%
AbbVie, Inc., 3.45%, 3/15/2022	$886,000	$ 886,810
Royalty Pharma PLC, 0.75%, 9/02/2023	1,481,000	1,471,672
Viatris, Inc., 1.125%, 6/22/2022	1,200,000	1,202,689
		$3,561,171
Railroad & Shipping – 0.4%
Canadian Pacific Railway Co., 1.35%, 12/02/2024	$1,588,000	$ 1,589,908
Real Estate - Office – 0.2%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026	$697,000	$ 704,908
Retailers – 0.9%
Alibaba Group Holding Ltd., 2.8%, 6/06/2023	$1,223,000	$ 1,253,147
Kohl's Corp., 9.5%, 5/15/2025	1,587,000	1,954,373
Nordstrom, Inc., 2.3%, 4/08/2024	519,000	519,000
		$3,726,520
Specialty Stores – 0.4%
Ross Stores, Inc., 0.875%, 4/15/2026	$1,622,000	$ 1,571,607
Telecommunications - Wireless – 0.9%
American Tower Corp., REIT, 2.25%, 1/15/2022	$302,000	$ 302,162
Crown Castle International Corp., 3.15%, 7/15/2023	1,037,000	1,068,230
Crown Castle International Corp., 1.35%, 7/15/2025	257,000	253,521
T-Mobile USA, Inc., 3.5%, 4/15/2025	1,901,000	2,014,061
		$3,637,974
Tobacco – 0.7%
B.A.T. Capital Corp., 3.222%, 8/15/2024	$1,047,000	$ 1,088,193
Imperial Tobacco Finance PLC, 3.75%, 7/21/2022 (n)	2,045,000	2,067,585
		$3,155,778

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Transportation - Services – 1.2%
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)	$2,849,000	$ 2,851,278
ERAC USA Finance LLC, 2.7%, 11/01/2023 (n)	872,000	894,074
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	551,000	583,310
ERAC USA Finance LLC, 3.8%, 11/01/2025 (n)	551,000	592,464
		$4,921,126
U.S. Treasury Obligations – 19.8%
U.S. Treasury Notes, 0.125%, 1/31/2023	$17,971,000	$ 17,909,225
U.S. Treasury Notes, 0.125%, 4/30/2023	8,879,300	8,831,782
U.S. Treasury Notes, 0.125%, 12/15/2023	49,253,000	48,687,360
U.S. Treasury Notes, 0.25%, 5/15/2024 (f)	9,026,600	8,903,542
		$84,331,909
Utilities - Electric Power – 2.2%
Emera US Finance LP, 0.833%, 6/15/2024	$589,000	$ 578,029
FirstEnergy Corp., 4.75%, 3/15/2023	1,027,000	1,068,080
FirstEnergy Corp., 2.05%, 3/01/2025	929,000	919,478
FirstEnergy Corp., 1.6%, 1/15/2026	513,000	495,050
NextEra Energy, Inc., 0.65%, 3/01/2023	1,049,000	1,046,877
Pacific Gas & Electric Co., 1.75%, 6/16/2022	536,000	536,002
Pacific Gas & Electric Co., 1.367%, 3/10/2023	432,000	429,303
Pacific Gas & Electric Co., 1.7%, 11/15/2023	443,000	444,144
Southern California Edison Co., 0.7%, 8/01/2023	900,000	894,355
Southern California Edison Co., 0.975%, 8/01/2024	667,000	660,667
WEC Energy Group, Inc., 0.8%, 3/15/2024	612,000	605,724
Xcel Energy, Inc., 0.5%, 10/15/2023	1,753,000	1,741,183
		$9,418,892
Total Bonds (Identified Cost, $417,570,153)		$ 418,833,386
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $4,686,372)	4,686,372	$ 4,686,372
Other Assets, Less Liabilities – 0.4%		1,750,594
Net Assets – 100.0%		$ 425,270,352
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,686,372 and $418,833,386, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $147,747,827, representing 34.7% of net assets.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

MFS Limited Maturity Portfolio
Portfolio of Investments – continued
Restricted Securities	Acquisition Date	Cost	Value
MF1 Ltd., 2020-FL3, “B”, FLR, 3.914% (LIBOR - 1mo. + 3.75%), 7/15/2035	6/12/20	$192,000	$194,674
MF1 Ltd., 2020-FL3, “C”, FLR, 4.664% (LIBOR - 1mo. + 4.5%), 7/15/2035	6/12/20	274,500	276,703
Total Restricted Securities			$471,377
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
Derivative Contracts at 12/31/21
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 2 yr	Long	USD	102	$22,253,531	March – 2022	$(7,498)
At December 31, 2021, the fund had liquid securities with an aggregate value of $61,155 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $417,570,153)	$418,833,386
Investments in affiliated issuers, at value (identified cost, $4,686,372)	4,686,372
Cash	23,752
Receivables for
Net daily variation margin on open futures contracts	4,795
Fund shares sold	1,669
Interest	2,067,505
Other assets	2,014
Total assets	$425,619,493
Liabilities
Payables for
Investments purchased	$23,752
Fund shares reacquired	211,788
Payable to affiliates
Investment adviser	8,999
Administrative services fee	370
Shareholder servicing costs	41
Distribution and/or service fees	1,459
Payable for independent Trustees' compensation	313
Accrued expenses and other liabilities	102,419
Total liabilities	$349,141
Net assets	$425,270,352
Net assets consist of
Paid-in capital	$415,843,252
Total distributable earnings (loss)	9,427,100
Net assets	$425,270,352
Shares of beneficial interest outstanding	41,669,309
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$318,802,623	31,234,610	$10.21
Service Class	106,467,729	10,434,699	10.20
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Interest	$8,287,313
Dividends from affiliated issuers	3,767
Other	66
Total investment income	$8,291,146
Expenses
Management fee	$1,748,449
Distribution and/or service fees	275,124
Shareholder servicing costs	6,226
Administrative services fee	67,641
Independent Trustees' compensation	8,315
Custodian fee	26,809
Shareholder communications	29,724
Audit and tax fees	68,000
Legal fees	2,127
Miscellaneous	36,092
Total expenses	$2,268,507
Reduction of expenses by investment adviser	(55,369)
Net expenses	$2,213,138
Net investment income (loss)	$6,078,008
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$1,703,025
Futures contracts	(133,775)
Swap agreements	998,298
Net realized gain (loss)	$2,567,548
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(7,426,223)
Futures contracts	(32,331)
Swap agreements	(1,000,782)
Net unrealized gain (loss)	$(8,459,336)
Net realized and unrealized gain (loss)	$(5,891,788)
Change in net assets from operations	$186,220
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$6,078,008	$8,957,325
Net realized gain (loss)	2,567,548	3,694,215
Net unrealized gain (loss)	(8,459,336)	4,099,813
Change in net assets from operations	$186,220	$16,751,353
Total distributions to shareholders	$(10,447,490)	$(12,889,047)
Change in net assets from fund share transactions	$(3,392,860)	$(25,806,563)
Total change in net assets	$(13,654,130)	$(21,944,257)
Net assets
At beginning of period	438,924,482	460,868,739
At end of period	$425,270,352	$438,924,482
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.45	$10.34	$10.10	$10.18	$10.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.23	$0.29	$0.23	$0.18
Net realized and unrealized gain (loss)	(0.13)	0.21	0.23	(0.10)	(0.00)(w)
Total from investment operations	$0.02	$0.44	$0.52	$0.13	$0.18
Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.33)	$(0.28)	$(0.21)	$(0.17)
From net realized gain	(0.02)	—	—	—	—
Total distributions declared to shareholders	$(0.26)	$(0.33)	$(0.28)	$(0.21)	$(0.17)
Net asset value, end of period (x)	$10.21	$10.45	$10.34	$10.10	$10.18
Total return (%) (k)(r)(s)(x)	0.16	4.34	5.19	1.28	1.73
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.46	0.46	0.45	0.45	0.45
Expenses after expense reductions	0.44	0.45	0.44	0.44	0.45
Net investment income (loss)	1.45	2.18	2.81	2.31	1.77
Portfolio turnover	50	51	39	62	54
Net assets at end of period (000 omitted)	$318,803	$326,075	$343,507	$359,909	$434,320
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$10.45	$10.33	$10.09	$10.17	$10.16
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.20	$0.26	$0.21	$0.16
Net realized and unrealized gain (loss)	(0.15)	0.23	0.23	(0.11)	(0.01)
Total from investment operations	$(0.02)	$0.43	$0.49	$0.10	$0.15
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.31)	$(0.25)	$(0.18)	$(0.14)
From net realized gain	(0.02)	—	—	—	—
Total distributions declared to shareholders	$(0.23)	$(0.31)	$(0.25)	$(0.18)	$(0.14)
Net asset value, end of period (x)	$10.20	$10.45	$10.33	$10.09	$10.17
Total return (%) (k)(r)(s)(x)	(0.19)	4.15	4.90	0.99	1.45
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.71	0.71	0.70	0.70	0.70
Expenses after expense reductions	0.69	0.70	0.69	0.69	0.70
Net investment income (loss)	1.20	1.93	2.56	2.06	1.52
Portfolio turnover	50	51	39	62	54
Net assets at end of period (000 omitted)	$106,468	$112,850	$117,362	$117,798	$142,696

See Notes to Financial Statements

MFS Limited Maturity Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

MFS Limited Maturity Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Limited Maturity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on

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the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$84,331,909	$—	$84,331,909
Non - U.S. Sovereign Debt	—	6,371,180	—	6,371,180
Municipal Bonds	—	16,196,601	—	16,196,601
U.S. Corporate Bonds	—	132,656,569	—	132,656,569
Residential Mortgage-Backed Securities	—	7,936,078	—	7,936,078
Commercial Mortgage-Backed Securities	—	31,224,298	—	31,224,298
Asset-Backed Securities (including CDOs)	—	54,126,830	—	54,126,830
Foreign Bonds	—	85,989,921	—	85,989,921
Mutual Funds	4,686,372	—	—	4,686,372
Total	$4,686,372	$418,833,386	$—	$423,519,758
Other Financial Instruments
Futures Contracts – Liabilities	$(7,498)	$—	$—	$(7,498)
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were futures contracts and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2021 as reported in the Statement of Assets and Liabilities:

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		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Futures Contracts	$(7,498)
(a) Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$(133,775)	$998,298
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended December 31, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements
Interest Rate	$(32,331)	$(1,000,782)
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

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Notes to Financial Statements  - continued
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
The fund may purchase or sell securities on a when-issued or delayed delivery basis. In these extended settlement transactions, the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the normal settlement period. The price of such security and the date that the security will be settled are generally fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and for debt securities no interest accrues to the fund until settlement takes place. When the fund sells securities on a when-issued or delayed delivery basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the securities sold. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. At the time that it enters into a when-issued or delayed delivery transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
During the year ended December 31, 2021, there were no significant adjustments due to differences between book and tax accounting.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$9,619,310	$12,889,047
Long-term capital gains	828,180	—
Total distributions	$10,447,490	$12,889,047
The federal tax cost and the tax basis components of distributable earnings were as follows:

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
As of 12/31/21
Cost of investments	$422,285,272
Gross appreciation	2,933,992
Gross depreciation	(1,707,004)
Net unrealized appreciation (depreciation)	$1,226,988
Undistributed ordinary income	6,814,926
Undistributed long-term capital gain	1,385,186
Total distributable earnings (loss)	$9,427,100
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$8,028,886	$9,805,387
Service Class	2,418,604	3,083,660
Total	$10,447,490	$12,889,047
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $55,369, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $6,004, which equated to 0.0014% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $222.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0155% of the fund's average daily net assets.

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $47,360.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$80,397,272	$63,658,360
Non-U.S. Government securities	134,376,952	152,326,536
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,725,133	$28,404,219	3,696,952	$38,599,012
Service Class	1,005,181	10,464,064	2,044,603	21,385,756
	3,730,314	$38,868,283	5,741,555	$59,984,768
Shares issued to shareholders in reinvestment of distributions
Initial Class	783,306	$8,028,886	949,215	$9,805,387
Service Class	235,731	2,418,604	298,226	3,083,660
	1,019,037	$10,447,490	1,247,441	$12,889,047
Shares reacquired
Initial Class	(3,467,630)	$(36,020,828)	(6,676,938)	$(68,856,790)
Service Class	(1,605,376)	(16,687,805)	(2,901,729)	(29,823,588)
	(5,073,006)	$(52,708,633)	(9,578,667)	$(98,680,378)
Net change
Initial Class	40,809	$412,277	(2,030,771)	$(20,452,391)
Service Class	(364,464)	(3,805,137)	(558,900)	(5,354,172)
	(323,655)	$(3,392,860)	(2,589,671)	$(25,806,563)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 13%, 11%, and 2%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank

MFS Limited Maturity Portfolio
Notes to Financial Statements  - continued
Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $1,164 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$8,636,845	$133,295,060	$137,245,533	$—	$—	$4,686,372
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$3,767	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.

MFS Limited Maturity Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Limited Maturity Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Limited Maturity Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.

MFS Limited Maturity Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

MFS Limited Maturity Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

MFS Limited Maturity Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Philipp Burgener Alexander Mackey

MFS Limited Maturity Portfolio
Board Review of Investment Advisory Agreement
MFS Limited Maturity Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for each of the one- and three-year periods ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

MFS Limited Maturity Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

MFS Limited Maturity Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

MFS Limited Maturity Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $911,000 as capital gain dividends paid during the fiscal year.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Annual Report
December 31, 2021
MFS®  Mid Cap Value Portfolio
MFS® Variable Insurance Trust III
VMC-ANN

MFS® Mid Cap Value Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Value Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Mid Cap Value Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Johnson Controls International PLC	1.3%
LKQ Corp.	1.3%
KBR, Inc.	1.3%
Life Storage, Inc., REIT	1.3%
Hartford Financial Services Group, Inc.	1.2%
Mid-America Apartment Communities, Inc., REIT	1.2%
Eaton Corp. PLC	1.2%
Toll Brothers, Inc.	1.2%
Lear Corp.	1.1%
Arthur J. Gallagher & Co.	1.1%

GICS equity sectors (g)
Financials	20.2%
Industrials	17.7%
Consumer Discretionary	10.6%
Materials	9.2%
Health Care	8.2%
Utilities	7.6%
Real Estate	7.2%
Information Technology	7.1%
Energy	5.1%
Consumer Staples	4.1%
Communication Services	1.9%
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Mid Cap Value Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Mid Cap Value Portfolio (fund) provided a total return of 30.99%, while Service Class shares of the fund provided a total return of 30.60%. These compare with a return of 28.34% over the same period for the fund’s benchmark, the Russell Midcap® Value Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Security selection within the industrials sector was a primary contributor to performance relative to the Russell Midcap® Value Index, led by the fund's overweight holding of building controls and systems supplier Johnson Controls. The share price of Johnson Controls rose as the company reported operating profit growth, stronger free cash flows and sequential order improvement, despite the COVID-19 macro challenges. In addition, Johnson Controls announced a comprehensive array of new Environmental, Social and Corporate Governance (ESG) commitments, which appeared to have helped boost sentiment among active and passive ESG investors.
Security selection in the information technology sector also strengthened the fund's relative results. Here, the fund's overweight positions in semiconductor manufacturer ON Semiconductor and automatic identification and data capture products manufacturer Zebra Technologies aided relative results. The share price of ON Semiconductor benefited from sales that were above consensus estimates, due to strength in its automotive and industrial end markets, and higher-than-expected gross margins that were driven by cost savings from restructuring.
Elsewhere, the fund's overweight positions in self-storage real estate investment trust Life Storage, commercial banking service provider Signature Bank, retirement services provider Athene, auto parts provider LKQ, apartment manager Mid-America Apartment Communities and residential home building company Toll Brothers aided relative performance. Not owning shares of weak-performing social media company Twitter further contributed to relative returns.
Detractors from Performance
Stock selection in the materials sector detracted from the fund’s relative performance. Here, not owning strong-performing steel and steel product manufacturer Nucor hurt relative returns.
Stocks in other sectors that held back relative results included the fund’s holdings of electronic payment services company Global Payments(b). The stock price of Global Payments came under pressure following management’s weaker-than-expected guidance figures in its merchant business segment, where margins came in shy of market consensus. Not owning shares of global automaker Ford Motor Company also weakened relative returns. The fund's overweight holdings of information technology services provider Leidos, energy products and services supplier Pinnacle West Capital, utility company PG&E, orthopedic products maker Zimmer Biomet, media company Discovery and healthcare management company Universal Health Services further dampened relative returns. The stock price of Zimmer Biomet came under pressure as the company reported financial results that were below market expectations as orthopedic revenues, most notably hips and knees, were negatively impacted by surgical procedure deferrals due to rising COVID-19 cases and hospital staffing shortages.
3

MFS Mid Cap Value Portfolio
Management Review - continued
The fund’s cash and/or cash equivalents position during the period was another detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash held back performance versus the benchmark, which has no cash position.
Respectfully,
Portfolio Manager(s)
Richard Offen, Kevin Schmitz, and Brooks Taylor
Note to Contract Owners: Effective June 30, 2021, Richard Offen was added as a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS Mid Cap Value Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	3/07/08	30.99%	12.42%	13.59%
Service Class	3/07/08	30.60%	12.15%	13.31%
Comparative benchmark(s)
Russell Midcap® Value Index (f)	28.34%	11.22%	13.44%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell Midcap® Value Index(h) - constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
5

MFS Mid Cap Value Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS Mid Cap Value Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.78%	$1,000.00	$1,099.88	$4.13
	Hypothetical (h)	0.78%	$1,000.00	$1,021.27	$3.97
Service Class	Actual	1.03%	$1,000.00	$1,098.05	$5.45
	Hypothetical (h)	1.03%	$1,000.00	$1,020.01	$5.24
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS Mid Cap Value Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.9%
Aerospace & Defense – 3.5%
Howmet Aerospace, Inc.	110,958	$ 3,531,793
KBR, Inc.	145,951	6,950,187
L3Harris Technologies, Inc.	23,984	5,114,348
Leidos Holdings, Inc.	36,268	3,224,225
		$18,820,553
Airlines – 0.9%
Alaska Air Group, Inc. (a)	40,421	$ 2,105,934
Delta Air Lines, Inc. (a)	71,997	2,813,643
		$4,919,577
Apparel Manufacturers – 1.1%
PVH Corp.	22,569	$ 2,406,984
Skechers USA, Inc., “A” (a)	78,727	3,416,752
		$5,823,736
Automotive – 2.4%
Lear Corp.	32,443	$ 5,935,447
LKQ Corp.	115,816	6,952,434
		$12,887,881
Broadcasting – 0.4%
Discovery Communications, Inc., “C” (a)	89,648	$ 2,052,939
Brokerage & Asset Managers – 2.3%
Apollo Global Management, Inc.	20,654	$ 1,495,969
Cboe Global Markets, Inc.	25,536	3,329,894
Invesco Ltd.	105,936	2,438,647
Raymond James Financial, Inc.	50,155	5,035,562
		$12,300,072
Business Services – 1.5%
Amdocs Ltd.	55,517	$ 4,154,893
Global Payments, Inc.	29,429	3,978,212
		$8,133,105
Cable TV – 0.2%
Altice USA, Inc., “A” (a)	77,939	$ 1,261,053
Chemicals – 2.4%
Celanese Corp.	25,423	$ 4,272,589
Eastman Chemical Co.	48,030	5,807,307
FMC Corp.	28,814	3,166,371
		$13,246,267
Computer Software – 0.3%
Dun & Bradstreet Holdings, Inc. (a)	86,218	$ 1,766,607
Computer Software - Systems – 1.3%
Verint Systems, Inc. (a)	36,048	$ 1,892,880
Zebra Technologies Corp., “A” (a)	8,839	5,260,973
		$7,153,853
8

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 6.3%
Armstrong World Industries, Inc.	20,447	$ 2,374,306
Builders FirstSource, Inc. (a)	20,067	1,719,943
Fortune Brands Home & Security, Inc.	35,737	3,820,285
Masco Corp.	65,720	4,614,858
Mid-America Apartment Communities, Inc., REIT	28,159	6,460,801
Stanley Black & Decker, Inc.	29,204	5,508,459
Toll Brothers, Inc.	87,464	6,331,519
Vulcan Materials Co.	17,473	3,627,045
		$34,457,216
Consumer Products – 1.4%
Energizer Holdings, Inc.	51,992	$ 2,084,879
Newell Brands, Inc.	156,640	3,421,018
Reynolds Consumer Products, Inc.	63,057	1,979,990
		$7,485,887
Consumer Services – 0.5%
Grand Canyon Education, Inc. (a)	30,542	$ 2,617,755
Containers – 2.8%
Berry Global, Inc. (a)	61,717	$ 4,553,480
Crown Holdings, Inc.	33,314	3,685,195
Graphic Packaging Holding Co.	191,240	3,729,180
Owens Corning	748	67,694
WestRock Co.	72,280	3,206,341
		$15,241,890
Electrical Equipment – 2.8%
Johnson Controls International PLC	89,719	$ 7,295,052
Sensata Technologies Holding PLC (a)	59,375	3,662,844
TE Connectivity Ltd.	26,394	4,258,408
		$15,216,304
Electronics – 2.5%
Corning, Inc.	95,051	$ 3,538,749
NXP Semiconductors N.V.	23,071	5,255,112
ON Semiconductor Corp. (a)	74,008	5,026,623
		$13,820,484
Energy - Independent – 3.7%
Coterra Energy, Inc.	104,477	$ 1,985,063
Devon Energy Corp.	100,568	4,430,020
Diamondback Energy, Inc.	35,106	3,786,182
Hess Corp.	42,322	3,133,098
Pioneer Natural Resources Co.	24,558	4,466,609
Valero Energy Corp.	32,146	2,414,486
		$20,215,458
Engineering - Construction – 0.4%
Quanta Services, Inc.	20,129	$ 2,307,991
Food & Beverages – 2.4%
Coca-Cola Europacific Partners PLC	56,582	$ 3,164,631
Ingredion, Inc.	34,331	3,317,748
J.M. Smucker Co.	22,397	3,041,961
9

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – continued
Kellogg Co.	51,963	$ 3,347,456
		$12,871,796
Food & Drug Stores – 0.7%
Albertsons Cos., Inc., “A”	117,935	$ 3,560,458
Gaming & Lodging – 0.8%
International Game Technology PLC	65,493	$ 1,893,402
Wyndham Hotels & Resorts, Inc.	26,895	2,411,137
		$4,304,539
General Merchandise – 0.8%
Dollar Tree, Inc. (a)	29,359	$ 4,125,527
Insurance – 8.8%
American International Group, Inc.	50,437	$ 2,867,848
Arthur J. Gallagher & Co.	34,276	5,815,609
Assurant, Inc.	27,816	4,335,402
Athene Holding Ltd. (a)	59,562	4,963,301
Cincinnati Financial Corp.	24,583	2,800,741
Equitable Holdings, Inc.	147,247	4,828,229
Everest Re Group Ltd.	15,612	4,276,439
Hanover Insurance Group, Inc.	17,982	2,356,721
Hartford Financial Services Group, Inc.	93,839	6,478,645
Reinsurance Group of America, Inc.	24,238	2,653,819
Voya Financial, Inc.	25,275	1,675,985
Willis Towers Watson PLC	19,748	4,689,952
		$47,742,691
Leisure & Toys – 2.0%
Brunswick Corp.	36,408	$ 3,667,378
Electronic Arts, Inc.	21,270	2,805,513
Mattel, Inc. (a)	123,154	2,655,200
Polaris, Inc.	18,177	1,997,834
		$11,125,925
Machinery & Tools – 5.1%
Eaton Corp. PLC	37,159	$ 6,421,818
Ingersoll Rand, Inc.	72,677	4,496,526
ITT, Inc.	31,600	3,229,204
PACCAR, Inc.	54,507	4,810,788
Regal Rexnord Corp.	29,883	5,085,489
Wabtec Corp.	37,679	3,470,613
		$27,514,438
Major Banks – 2.0%
Comerica, Inc.	41,074	$ 3,573,438
KeyCorp	185,613	4,293,229
State Street Corp.	34,225	3,182,925
		$11,049,592
Medical & Health Technology & Services – 4.5%
AmerisourceBergen Corp.	30,348	$ 4,032,946
ICON PLC (a)	14,806	4,585,418
Laboratory Corp. of America Holdings (a)	14,278	4,486,290
10

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical & Health Technology & Services – continued
Premier, Inc., “A”	40,422	$ 1,664,174
Quest Diagnostics, Inc.	24,594	4,255,008
Syneos Health, Inc. (a)	16,271	1,670,706
Universal Health Services, Inc.	28,651	3,714,889
		$24,409,431
Medical Equipment – 2.9%
Dentsply Sirona, Inc.	80,143	$ 4,471,178
Hologic, Inc. (a)	31,918	2,443,642
PerkinElmer, Inc.	25,331	5,093,051
Zimmer Biomet Holdings, Inc.	30,139	3,828,858
		$15,836,729
Natural Gas - Distribution – 0.3%
Atmos Energy Corp.	17,631	$ 1,847,200
Natural Gas - Pipeline – 1.0%
Equitrans Midstream Corp.	69,472	$ 718,341
Plains GP Holdings LP	218,960	2,220,254
Targa Resources Corp.	50,297	2,627,515
		$5,566,110
Network & Telecom – 1.0%
Motorola Solutions, Inc.	20,130	$ 5,469,321
Oil Services – 0.3%
Halliburton Co.	80,121	$ 1,832,367
Other Banks & Diversified Financials – 7.1%
Discover Financial Services	35,540	$ 4,107,002
East West Bancorp, Inc.	35,245	2,773,077
Element Fleet Management Corp.	207,730	2,115,153
Northern Trust Corp.	34,034	4,070,807
Prosperity Bancshares, Inc.	37,906	2,740,604
Signature Bank	12,046	3,896,520
SLM Corp.	242,628	4,772,493
SVB Financial Group (a)	5,747	3,897,845
Umpqua Holdings Corp.	157,976	3,039,458
Wintrust Financial Corp.	28,058	2,548,227
Zions Bancorp NA	74,283	4,691,714
		$38,652,900
Pharmaceuticals – 0.8%
Organon & Co.	77,545	$ 2,361,245
Viatris, Inc.	150,447	2,035,548
		$4,396,793
Pollution Control – 0.8%
Republic Services, Inc.	30,490	$ 4,251,831
Real Estate – 6.0%
Boston Properties, Inc., REIT	14,517	$ 1,672,068
Brixmor Property Group, Inc., REIT	149,321	3,794,247
Host Hotels & Resorts, Inc., REIT (a)	164,932	2,868,167
Life Storage, Inc., REIT	44,742	6,853,580
11

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Real Estate – continued
Spirit Realty Capital, Inc., REIT	41,804	$ 2,014,535
STAG Industrial, Inc., REIT	41,963	2,012,545
Sun Communities, Inc., REIT	25,177	5,286,415
VICI Properties, Inc., REIT	158,039	4,758,554
W.P. Carey, Inc., REIT	42,913	3,521,012
		$32,781,123
Restaurants – 1.8%
Aramark	97,564	$ 3,595,233
Performance Food Group Co. (a)	43,176	1,981,347
Wendy's Co.	178,586	4,259,276
		$9,835,856
Specialty Chemicals – 3.8%
Ashland Global Holdings, Inc.	36,378	$ 3,916,455
Axalta Coating Systems Ltd. (a)	133,439	4,419,500
Corteva, Inc.	89,863	4,248,723
DuPont de Nemours, Inc.	66,659	5,384,714
Univar Solutions, Inc. (a)	104,184	2,953,616
		$20,923,008
Specialty Stores – 0.4%
Urban Outfitters, Inc. (a)	68,377	$ 2,007,549
Telecommunications - Wireless – 0.8%
Liberty Broadband Corp. (a)	26,330	$ 4,241,763
Trucking – 0.9%
Knight-Swift Transportation Holdings, Inc.	50,599	$ 3,083,503
XPO Logistics, Inc. (a)	22,040	1,706,557
		$4,790,060
Utilities - Electric Power – 7.2%
AES Corp.	189,945	$ 4,615,663
Ameren Corp.	37,752	3,360,306
CenterPoint Energy, Inc.	129,528	3,615,126
CMS Energy Corp.	64,415	4,190,196
Edison International	41,522	2,833,877
Eversource Energy	42,013	3,822,343
PG&E Corp. (a)	427,715	5,192,460
Pinnacle West Capital Corp.	48,714	3,438,721
Public Service Enterprise Group, Inc.	72,602	4,844,731
Sempra Energy	26,006	3,440,074
		$39,353,497
Total Common Stocks (Identified Cost, $345,329,763)		$538,219,132
Investment Companies (h) – 0.9%
Money Market Funds – 0.9%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $5,087,830)	5,087,830	$ 5,087,830
Other Assets, Less Liabilities – 0.2%		1,115,775
Net Assets – 100.0%		$544,422,737
12

MFS Mid Cap Value Portfolio
Portfolio of Investments – continued
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,087,830 and $538,219,132, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
13

MFS Mid Cap Value Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value (identified cost, $345,329,763)	$538,219,132
Investments in affiliated issuers, at value (identified cost, $5,087,830)	5,087,830
Receivables for
Investments sold	357,795
Fund shares sold	547,412
Interest and dividends	719,167
Other assets	2,542
Total assets	$544,933,878
Liabilities
Payables for
Fund shares reacquired	$419,649
Payable to affiliates
Investment adviser	21,901
Administrative services fee	456
Shareholder servicing costs	158
Distribution and/or service fees	3,112
Accrued expenses and other liabilities	65,865
Total liabilities	$511,141
Net assets	$544,422,737
Net assets consist of
Paid-in capital	$307,266,035
Total distributable earnings (loss)	237,156,702
Net assets	$544,422,737
Shares of beneficial interest outstanding	49,342,200
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$316,524,328	28,537,535	$11.09
Service Class	227,898,409	20,804,665	10.95
See Notes to Financial Statements
14

MFS Mid Cap Value Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$8,511,230
Income on securities loaned	32,207
Other	21,755
Dividends from affiliated issuers	3,782
Foreign taxes withheld	(14,177)
Total investment income	$8,554,797
Expenses
Management fee	$3,636,051
Distribution and/or service fees	473,509
Shareholder servicing costs	26,031
Administrative services fee	73,858
Independent Trustees' compensation	8,580
Custodian fee	22,094
Shareholder communications	16,135
Audit and tax fees	57,997
Legal fees	2,517
Miscellaneous	26,842
Total expenses	$4,343,614
Reduction of expenses by investment adviser	(61,727)
Net expenses	$4,281,887
Net investment income (loss)	$4,272,910
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$42,522,174
Foreign currency	67
Net realized gain (loss)	$42,522,241
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$79,621,096
Translation of assets and liabilities in foreign currencies	(135)
Net unrealized gain (loss)	$79,620,961
Net realized and unrealized gain (loss)	$122,143,202
Change in net assets from operations	$126,416,112
See Notes to Financial Statements
15

MFS Mid Cap Value Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$4,272,910	$3,733,563
Net realized gain (loss)	42,522,241	2,451,364
Net unrealized gain (loss)	79,620,961	20,625,771
Change in net assets from operations	$126,416,112	$26,810,698
Total distributions to shareholders	$(7,068,768)	$(17,052,598)
Change in net assets from fund share transactions	$11,028,583	$68,439,512
Total change in net assets	$130,375,927	$78,197,612
Net assets
At beginning of period	414,046,810	335,849,198
At end of period	$544,422,737	$414,046,810
See Notes to Financial Statements
16

MFS Mid Cap Value Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$8.59	$8.74	$7.42	$9.01	$8.29
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.09	$0.11	$0.10	$0.07
Net realized and unrealized gain (loss)	2.55	0.19	2.09	(1.03)	1.03
Total from investment operations	$2.65	$0.28	$2.20	$(0.93)	$1.10
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.10)	$(0.12)	$(0.08)	$(0.11)
From net realized gain	(0.07)	(0.33)	(0.76)	(0.58)	(0.27)
Total distributions declared to shareholders	$(0.15)	$(0.43)	$(0.88)	$(0.66)	$(0.38)
Net asset value, end of period (x)	$11.09	$8.59	$8.74	$7.42	$9.01
Total return (%) (k)(r)(s)(x)	30.99	3.87	31.12	(11.45)	13.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.80	0.81	0.81	0.81	0.81
Expenses after expense reductions	0.79	0.80	0.80	0.80	0.81
Net investment income (loss)	0.97	1.22	1.31	1.13	0.82
Portfolio turnover	26	35	30	32	36
Net assets at end of period (000 omitted)	$316,524	$271,131	$261,832	$210,218	$268,291
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$8.50	$8.65	$7.35	$8.93	$8.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.08	$0.09	$0.08	$0.05
Net realized and unrealized gain (loss)	2.52	0.18	2.06	(1.02)	1.02
Total from investment operations	$2.59	$0.26	$2.15	$(0.94)	$1.07
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.08)	$(0.09)	$(0.06)	$(0.09)
From net realized gain	(0.07)	(0.33)	(0.76)	(0.58)	(0.27)
Total distributions declared to shareholders	$(0.14)	$(0.41)	$(0.85)	$(0.64)	$(0.36)
Net asset value, end of period (x)	$10.95	$8.50	$8.65	$7.35	$8.93
Total return (%) (k)(r)(s)(x)	30.60	3.67	30.71	(11.61)	13.41
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.05	1.06	1.06	1.06	1.06
Expenses after expense reductions	1.04	1.05	1.05	1.05	1.05
Net investment income (loss)	0.74	1.01	1.06	0.86	0.59
Portfolio turnover	26	35	30	32	36
Net assets at end of period (000 omitted)	$227,898	$142,916	$74,018	$55,837	$85,643

See Notes to Financial Statements
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MFS Mid Cap Value Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
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MFS Mid Cap Value Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Mid Cap Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
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MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$538,219,132	$—	$—	$538,219,132
Mutual Funds	5,087,830	—	—	5,087,830
Total	$543,306,962	$—	$—	$543,306,962
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At December 31, 2021, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
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MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$5,697,623	$6,003,306
Long-term capital gains	1,371,145	11,049,292
Total distributions	$7,068,768	$17,052,598
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$353,230,114
Gross appreciation	193,211,905
Gross depreciation	(3,135,057)
Net unrealized appreciation (depreciation)	$190,076,848
Undistributed ordinary income	11,919,413
Undistributed long-term capital gain	35,160,386
Other temporary differences	55
Total distributable earnings (loss)	$237,156,702
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$4,276,275	$13,255,627
Service Class	2,792,493	3,796,971
Total	$7,068,768	$17,052,598
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MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.75%
In excess of $1 billion	0.70%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $61,727, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.74% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $24,632, which equated to 0.0051% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $1,399.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0152% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase transactions pursuant to this policy, which amounted to $226,592.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $21,701, which is included in “Other” income in the Statement of Operations.
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MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $130,089,220 and $120,963,292, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	5,403,334	$54,466,927	7,662,072	$50,759,215
Service Class	8,348,445	83,577,530	9,879,543	76,631,018
	13,751,779	$138,044,457	17,541,615	$127,390,233
Shares issued to shareholders in reinvestment of distributions
Initial Class	415,576	$4,276,275	1,788,885	$13,255,627
Service Class	274,581	2,792,493	517,298	3,796,971
	690,157	$7,068,768	2,306,183	$17,052,598
Shares reacquired
Initial Class	(8,849,348)	$(87,892,961)	(7,844,938)	$(59,601,370)
Service Class	(4,637,335)	(46,191,681)	(2,135,128)	(16,401,949)
	(13,486,683)	$(134,084,642)	(9,980,066)	$(76,003,319)
Net change
Initial Class	(3,030,438)	$(29,149,759)	1,606,019	$4,413,472
Service Class	3,985,691	40,178,342	8,261,713	64,026,040
	955,253	$11,028,583	9,867,732	$68,439,512
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 18%, 6%, and 3%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $1,652 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
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MFS Mid Cap Value Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,444,072	$110,180,825	$111,537,067	$—	$—	$5,087,830
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$3,782	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
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MFS Mid Cap Value Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Mid Cap Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS Mid Cap Value Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

26

MFS Mid Cap Value Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
27

MFS Mid Cap Value Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Richard Offen Kevin Schmitz Brooks Taylor
28

MFS Mid Cap Value Portfolio
Board Review of Investment Advisory Agreement
MFS Mid Cap Value Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
29

MFS Mid Cap Value Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
30

MFS Mid Cap Value Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
31

MFS Mid Cap Value Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $1,509,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 88.94% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
32

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
33

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
34

Annual Report
December 31, 2021
MFS®  Moderate
Allocation Portfolio
MFS® Variable Insurance Trust III
VMA-ANN

MFS® Moderate Allocation Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Moderate Allocation Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS Moderate Allocation Portfolio
Portfolio Composition
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Total Return Bond Series	11.9%
MFS Government Securities Portfolio	9.9%
MFS Value Series	9.1%
MFS Growth Series	9.0%
MFS Research Series	8.1%
MFS Mid Cap Value Portfolio	7.1%
MFS Mid Cap Growth Series	7.0%
MFS Research International Portfolio	7.1%
MFS High Yield Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS Global Governments Portfolio	4.9%
MFS Limited Maturity Portfolio	3.9%
MFS Global Real Estate Portfolio	3.1%
MFS International Growth Portfolio	3.0%
MFS International Intrinsic Value Portfolio	3.0%
MFS New Discovery Value Portfolio	1.5%
MFS New Discovery Series	1.4%
Cash & Cash Equivalents	0.1%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the fund's Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS Moderate Allocation Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS Moderate Allocation Portfolio (fund) provided a total return of 11.61%, while Service Class shares of the fund provided a total return of 11.26%. These compare with a return of 28.71% for the fund’s benchmark, the Standard & Poor's 500 Stock Index (S&P 500 Index). The fund's other benchmark, the MFS Moderate Allocation Portfolio Blended Index (Blended Index), generated a return of 13.32%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Factors Affecting Performance
During the reporting period, the fund underperformed its benchmark, the S&P 500 Index, primarily due to its allocation to the fixed income markets, which underperformed the comparatively strong-performing S&P 500 Index. Over the same period, the fund underperformed the Blended Index.
Relative to the Blended Index, the U.S. equity asset class was a primary detractor from the fund’s relative performance. Here, the fund's exposure to the MFS Mid Cap Growth Series and MFS New Discovery Series held back relative results as mid and small capitalization growth meaningfully lagged the broader market. The fund’s exposure to the MFS Growth Series and MFS Research Series further weakened relative returns as both funds underperformed their respective benchmarks, which were propelled higher by the strong performance of some large capitalization US technology companies, such as Alphabet and Apple.
The fund’s exposure to the international equity asset class detracted from performance on the margin relative to the Blended Index. Emerging markets underperformed developed markets over the period, the MFS International Growth Portfolio has exposure to emerging markets by design, but the associated drag was largely offset by positive security selection.
The fund's exposure to the fixed income asset class supported performance relative to the Blended Index. Here, the fund's exposure to the MFS High Yield Portfolio and MFS Inflation-Adjusted Bond Portfolio helped relative returns and offset weakness from the fund’s exposure to the MFS Global Governments Portfolio, which underperformed in US dollar terms as the dollar strengthened.
The specialty segment was another positive contributor to performance relative to the Blended Index as the MFS Global Real Estate Portfolio outperformed its respective benchmark.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

MFS Moderate Allocation Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	11.61%	11.61%	9.64%
Service Class	10/01/08	11.26%	11.32%	9.36%
Comparative benchmark(s)
Standard & Poor's 500 Stock Index (f)	28.71%	18.47%	16.55%
MFS Moderate Allocation Portfolio Blended Index (f)(w)	13.32%	11.03%	9.72%
Bloomberg U.S. Aggregate Bond Index (f)	(1.54)%	3.57%	2.90%
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	26.09%	7.81%	8.64%
MSCI EAFE Index (net div) (f)	11.26%	9.55%	8.03%
(f)	Source: FactSet Research Systems Inc.
(w)	As of December 31, 2021, the MFS Moderate Allocation Portfolio Blended Index (a custom index) was comprised of 43% Standard & Poor's 500 Stock Index, 41% Bloomberg U.S. Aggregate Bond Index, 13% MSCI EAFE Index (net div), and 3% FTSE EPRA Nareit Developed Real Estate Index (net div).
Benchmark Definition(s)
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
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MFS Moderate Allocation Portfolio
Performance Summary – continued
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
5

MFS Moderate Allocation Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.01%	$1,000.00	$1,045.88	$0.05
	Hypothetical (h)	0.01%	$1,000.00	$1,025.16	$0.05
Service Class	Actual	0.26%	$1,000.00	$1,044.02	$1.34
	Hypothetical (h)	0.26%	$1,000.00	$1,023.89	$1.33
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
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MFS Moderate Allocation Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 40.5%
MFS Global Governments Portfolio - Initial Class	6,311,691	$ 66,714,569
MFS Government Securities Portfolio - Initial Class	10,935,502	134,944,096
MFS High Yield Portfolio - Initial Class	12,197,698	68,185,130
MFS Inflation-Adjusted Bond Portfolio - Initial Class	5,668,576	67,626,116
MFS Limited Maturity Portfolio - Initial Class	5,302,159	54,135,043
MFS Total Return Bond Series - Initial Class	11,912,290	162,364,517
		$553,969,471
International Stock Funds – 13.1%
MFS International Growth Portfolio - Initial Class	2,458,116	$ 41,247,180
MFS International Intrinsic Value Portfolio - Initial Class	1,094,783	41,185,739
MFS Research International Portfolio - Initial Class	5,024,460	96,117,925
		$178,550,844
Specialty Funds – 3.1%
MFS Global Real Estate Portfolio - Initial Class	2,188,972	$ 42,050,156
U.S. Stock Funds – 43.2%
MFS Growth Series - Initial Class	1,546,331	$ 122,716,807
MFS Mid Cap Growth Series - Initial Class	8,221,367	96,354,427
MFS Mid Cap Value Portfolio - Initial Class	8,760,364	97,152,435
MFS New Discovery Series - Initial Class	811,094	18,898,498
MFS New Discovery Value Portfolio - Initial Class	1,814,207	20,681,954
MFS Research Series - Initial Class	2,852,074	110,061,530
MFS Value Series - Initial Class	5,030,371	124,350,782
		$590,216,433
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 0.07% (v)	1,500,980	$ 1,500,980
Total Investment Companies (Identified Cost, $1,012,766,439)		$ 1,366,287,884
Other Assets, Less Liabilities – (0.0)%		(90,135)
Net Assets – 100.0%		$ 1,366,197,749
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $1,366,287,884.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
7

MFS Moderate Allocation Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in affiliated issuers, at value (identified cost, $1,012,766,439)	$1,366,287,884
Receivables for
Investments sold	347,493
Fund shares sold	525
Other assets	5,374
Total assets	$1,366,641,276
Liabilities
Payables for
Fund shares reacquired	$348,018
Payable to affiliates
Administrative services fee	96
Shareholder servicing costs	143
Distribution and/or service fees	18,586
Payable for independent Trustees' compensation	984
Accrued expenses and other liabilities	75,700
Total liabilities	$443,527
Net assets	$1,366,197,749
Net assets consist of
Paid-in capital	$877,397,653
Total distributable earnings (loss)	488,800,096
Net assets	$1,366,197,749
Shares of beneficial interest outstanding	94,397,543
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$9,311,623	643,215	$14.48
Service Class	1,356,886,126	93,754,328	14.47
See Notes to Financial Statements
8

MFS Moderate Allocation Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends from affiliated issuers	$23,112,923
Other	174
Total investment income	$23,113,097
Expenses
Distribution and/or service fees	$3,494,573
Shareholder servicing costs	19,767
Administrative services fee	17,500
Independent Trustees' compensation	21,770
Custodian fee	21,971
Shareholder communications	23,815
Audit and tax fees	41,025
Legal fees	6,877
Miscellaneous	33,614
Total expenses	$3,680,912
Net investment income (loss)	$19,432,185
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$69,224,906
Capital gain distributions from affiliated issuers	53,627,492
Net realized gain (loss)	$122,852,398
Change in unrealized appreciation or depreciation
Affiliated issuers	$8,807,403
Net realized and unrealized gain (loss)	$131,659,801
Change in net assets from operations	$151,091,986
See Notes to Financial Statements
9

MFS Moderate Allocation Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$19,432,185	$24,567,367
Net realized gain (loss)	122,852,398	61,595,792
Net unrealized gain (loss)	8,807,403	92,863,183
Change in net assets from operations	$151,091,986	$179,026,342
Total distributions to shareholders	$(87,100,447)	$(112,743,754)
Change in net assets from fund share transactions	$(131,955,533)	$(53,557,712)
Total change in net assets	$(67,963,994)	$12,724,876
Net assets
At beginning of period	1,434,161,743	1,421,436,867
At end of period	$1,366,197,749	$1,434,161,743
See Notes to Financial Statements
10

MFS Moderate Allocation Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$13.86	$13.23	$11.95	$13.33	$12.25
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.25	$0.29	$0.30	$0.30	$0.26
Net realized and unrealized gain (loss)	1.34	1.51	2.28	(0.74)	1.60
Total from investment operations	$1.59	$1.80	$2.58	$(0.44)	$1.86
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.32)	$(0.35)	$(0.29)	$(0.28)
From net realized gain	(0.67)	(0.85)	(0.95)	(0.65)	(0.50)
Total distributions declared to shareholders	$(0.97)	$(1.17)	$(1.30)	$(0.94)	$(0.78)
Net asset value, end of period (x)	$14.48	$13.86	$13.23	$11.95	$13.33
Total return (%) (k)(s)(x)	11.61	14.29	22.23	(3.85)	15.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.01	0.01	0.01	0.01	0.01
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.74	2.24	2.28	2.29	1.98
Portfolio turnover	2	7	1	1	0(b)
Net assets at end of period (000 omitted)	$9,312	$7,891	$6,448	$5,333	$6,053
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$13.86	$13.22	$11.94	$13.32	$12.24
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.20	$0.24	$0.26	$0.27	$0.22
Net realized and unrealized gain (loss)	1.34	1.54	2.28	(0.75)	1.60
Total from investment operations	$1.54	$1.78	$2.54	$(0.48)	$1.82
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.29)	$(0.31)	$(0.25)	$(0.24)
From net realized gain	(0.67)	(0.85)	(0.95)	(0.65)	(0.50)
Total distributions declared to shareholders	$(0.93)	$(1.14)	$(1.26)	$(0.90)	$(0.74)
Net asset value, end of period (x)	$14.47	$13.86	$13.22	$11.94	$13.32
Total return (%) (k)(s)(x)	11.26	14.08	21.90	(4.13)	15.23
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.26	0.26	0.26	0.26	0.26
Expenses after expense reductions (h)	N/A	N/A	N/A	N/A	N/A
Net investment income (loss) (l)	1.38	1.81	1.98	2.02	1.66
Portfolio turnover	2	7	1	1	0(b)
Net assets at end of period (000 omitted)	$1,356,886	$1,426,271	$1,414,989	$1,364,874	$1,686,004

See Notes to Financial Statements
11

MFS Moderate Allocation Portfolio
Financial Highlights - continued
(b)	Less than 0.5%.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
12

MFS Moderate Allocation Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS Moderate Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally
13

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,366,287,884	$—	$—	$1,366,287,884
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
14

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$31,407,050	$31,753,653
Long-term capital gains	55,693,397	80,990,101
Total distributions	$87,100,447	$112,743,754
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$1,019,658,966
Gross appreciation	358,504,064
Gross depreciation	(11,875,146)
Net unrealized appreciation (depreciation)	$346,628,918
Undistributed ordinary income	22,413,264
Undistributed long-term capital gain	119,757,914
Total distributable earnings (loss)	$488,800,096
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
15

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$625,183	$623,766
Service Class	86,475,264	112,119,988
Total	$87,100,447	$112,743,754
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $19,595, which equated to 0.0014% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $172.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0012% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $31,073,381 and $253,764,358, respectively.
16

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	100,307	$1,443,545	73,652	$1,010,328
Service Class	306,006	4,390,844	671,675	7,815,165
	406,313	$5,834,389	745,327	$8,825,493
Shares issued to shareholders in reinvestment of distributions
Initial Class	43,965	$625,183	48,354	$623,766
Service Class	6,076,969	86,475,264	8,684,740	112,119,988
	6,120,934	$87,100,447	8,733,094	$112,743,754
Shares reacquired
Initial Class	(70,317)	$(1,014,109)	(40,060)	$(529,008)
Service Class	(15,563,681)	(223,876,260)	(13,418,043)	(174,597,951)
	(15,633,998)	$(224,890,369)	(13,458,103)	$(175,126,959)
Net change
Initial Class	73,955	$1,054,619	81,946	$1,105,086
Service Class	(9,180,706)	(133,010,152)	(4,061,628)	(54,662,798)
	(9,106,751)	$(131,955,533)	(3,979,682)	$(53,557,712)
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $4,083 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Global Governments Portfolio	$69,066,438	$4,801,105	$234,246	$(8,074)	$(6,910,654)	$66,714,569
MFS Global Real Estate Portfolio	43,906,947	640,629	13,193,953	3,838,521	6,858,012	42,050,156
MFS Government Securities Portfolio	132,926,692	14,077,174	6,336,755	(512,950)	(5,210,065)	134,944,096
MFS Growth Series	131,079,855	17,693,141	37,030,243	17,331,993	(6,357,939)	122,716,807
MFS High Yield Portfolio	70,565,854	4,628,742	5,952,083	(479,510)	(577,873)	68,185,130
MFS Inflation-Adjusted Bond Portfolio	70,575,265	3,577,287	5,830,019	230,117	(926,534)	67,626,116
MFS Institutional Money Market Portfolio	1,530,642	5,261,293	5,290,955	—	—	1,500,980
17

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
Affiliated Issuers − continued	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS International Growth Portfolio	$44,246,260	$1,975,119	$6,904,960	$1,693,356	$237,405	$41,247,180
MFS International Intrinsic Value Portfolio	44,088,152	1,309,581	7,290,758	3,228,362	(149,598)	41,185,739
MFS Limited Maturity Portfolio	54,051,512	4,722,992	3,360,260	(39,164)	(1,240,037)	54,135,043
MFS Mid Cap Growth Series	104,633,358	18,834,382	21,708,504	8,025,628	(13,430,437)	96,354,427
MFS Mid Cap Value Portfolio	104,033,955	1,498,141	34,249,286	5,648,653	20,220,972	97,152,435
MFS New Discovery Series	23,013,558	3,293,461	4,800,808	1,843,784	(4,451,497)	18,898,498
MFS New Discovery Value Portfolio	22,913,234	704,748	8,773,159	1,381,422	4,455,709	20,681,954
MFS Research International Portfolio	103,540,989	5,495,681	18,559,456	4,721,227	919,484	96,117,925
MFS Research Series	117,254,115	6,794,903	32,615,869	10,459,893	8,168,488	110,061,530
MFS Total Return Bond Series	164,602,721	13,259,372	9,652,154	(146,627)	(5,698,795)	162,364,517
MFS Value Series	132,206,979	4,506,611	37,271,845	12,008,275	12,900,762	124,350,782
	$1,434,236,526	$113,074,362	$259,055,313	$69,224,906	$8,807,403	$1,366,287,884
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Global Governments Portfolio	$1,594,412	$—
MFS Global Real Estate Portfolio	614,449	—
MFS Government Securities Portfolio	3,085,872	—
MFS Growth Series	88,433	16,478,281
MFS High Yield Portfolio	3,471,442	—
MFS Inflation-Adjusted Bond Portfolio	1,025,784	854,199
MFS Institutional Money Market Portfolio	727	—
MFS International Growth Portfolio	336,644	1,581,897
MFS International Intrinsic Value Portfolio	159,030	1,078,101
MFS Limited Maturity Portfolio	1,268,645	106,255
MFS Mid Cap Growth Series	226,055	18,464,487
MFS Mid Cap Value Portfolio	1,153,150	268,516
MFS New Discovery Series	1,207,087	1,999,914
MFS New Discovery Value Portfolio	505,359	128,817
MFS Research International Portfolio	1,160,716	4,271,717
MFS Research Series	1,061,808	5,663,924
MFS Total Return Bond Series	4,520,453	12,252
MFS Value Series	1,632,857	2,719,132
	$23,112,923	$53,627,492
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to
18

MFS Moderate Allocation Portfolio
Notes to Financial Statements  - continued
transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
19

MFS Moderate Allocation Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Moderate Allocation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Moderate Allocation Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
20

MFS Moderate Allocation Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

21

MFS Moderate Allocation Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
22

MFS Moderate Allocation Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Natalie Shapiro
23

MFS Moderate Allocation Portfolio
Board Review of Investment Advisory Agreement
MFS Moderate Allocation Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
24

MFS Moderate Allocation Portfolio
Board Review of Investment Advisory Agreement - continued
The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).
In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was lower than the Broadridge expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
25

MFS Moderate Allocation Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $61,263,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 17.59% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).
26

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
27

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
28

Annual Report
December 31, 2021
MFS®  New Discovery
Value Portfolio
MFS® Variable Insurance Trust III
VDV-ANN

MFS® New Discovery Value Portfolio
The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK OR CREDIT UNION GUARANTEE  •
NOT A DEPOSIT  •  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Value Portfolio
LETTER FROM THE CEO
Dear Contract Owners:
After a powerful rally in 2021 that was spurred by the introduction of effective coronavirus vaccines and high levels of monetary and fiscal stimulus, markets have recently experienced a rise in volatility. Rising inflation (mostly due to pandemic-related labor and supply chain disruptions), new COVID-19 variants that are vaccine-resistant, and the prospect of tighter monetary and fiscal policies around the world have all increased investor anxiety.
Rising real (inflation-adjusted) bond yields in the United States are a headwind for richly valued U.S. growth stocks, though many non-U.S. markets have experienced lower levels of turbulence. In recent months, global economic growth has moderated, with the spread of the Delta and Omicron variants and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has also contributed to the slowdown there. A further concern for investors is the tightening of global energy and raw materials supplies caused in part by geopolitical uncertainty.
However, above-trend economic growth, strong corporate balance sheets, and nascent signs that global supply chain bottlenecks may be easing, along with a dovish policy shift in China, are supportive fundamentals that we feel could help calm recent market jitters.
It is times of market transition that demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and try to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
February 15, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.
1

MFS New Discovery Value Portfolio
Portfolio Composition
Portfolio structure
Top ten holdings
Berry Global, Inc.	1.7%
SLM Corp.	1.6%
International Game Technology PLC	1.5%
Umpqua Holdings Corp.	1.5%
Skechers USA, Inc., “A”	1.4%
Black Hills Corp.	1.4%
Element Solutions, Inc.	1.4%
Portland General Electric Co.	1.4%
UMB Financial Corp.	1.4%
KBR, Inc.	1.4%
GICS equity sectors (g)
Financials	24.3%
Consumer Discretionary	13.8%
Industrials	12.3%
Materials	12.2%
Information Technology	8.3%
Real Estate	7.0%
Health Care	6.7%
Utilities	5.6%
Energy	5.5%
Consumer Staples	3.0%
Communication Services	0.6%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of December 31, 2021.
The portfolio is actively managed and current holdings may be different.
2

MFS New Discovery Value Portfolio
Management Review
Summary of Results
For the twelve months ended December 31, 2021, Initial Class shares of the MFS New Discovery Value Portfolio (fund) provided a total return of 34.05%, while Service Class shares of the fund provided a total return of 33.87%. These compare with a return of 28.27% over the same period for the fund’s benchmark, the Russell 2000® Value Index.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November and again in December. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and on expectations of a tighter Fed but remain historically low.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.
Contributors to Performance
Relative to the Russell 2000® Value Index, favorable stock selection and an underweight allocation to the health care sector contributed to the fund’s performance. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors for the reporting period.
Stock selection in both the industrials and financials sectors also benefited relative performance. Within the industrials sector, the fund’s overweight position in intermodal container lessor Textainer Group (China) strengthened relative results. Within the financials sector, the fund’s holdings of commercial banking service provider Signature Bank(b)(h) aided relative results. The stock price of Signature Bank advanced as the company reported financial results that exceeded consensus expectations, driven by higher fee income, lower operating expenses and a lower provision for loan losses.
Elsewhere, the fund's overweight positions in oil and gas exploration company Magnolia Oil & Gas and internet-based mailing and shipping solutions company Stamps.com(h) contributed to relative performance. The stock price of Magnolia Oil & Gas appreciated on the back of better-than-anticipated financial results, led by strong production growth, healthy free cash flows and better pricing. Additionally, the timing of the fund's ownership in shares of multinational gambling company International Game Technology, and holdings of oil and gas exploration and production company Devon Energy(b), high purity process chemicals supplier CMC Materials(b)(h), specialty auto parts provider LKQ(b), self-storage real estate investment trust Life Storage(b) and real estate investment trust National Storage Affiliates(b) also benefited relative performance.
Detractors from Performance
Stock selection in the information technology sector detracted from relative performance, led by the fund’s holdings of cloud-hosted unified communications system 8x8(b) and payment processing solutions provider Paya(b).
Stock selection in both the materials and consumer discretionary sectors also hindered relative returns. Within the materials sector, the fund's overweight position in fresh food and beverage packaging manufacturer Pactiv Evergreen held back relative results. The stock price of Pactiv Evergreen depreciated as the company reported forward-looking guidance below consensus estimates, owing to volume headwinds in its foodservice segment and cost inflation of plastic resin. Within the consumer discretionary sector, not holding shares of video game retailer GameStop and department store Macy's weakened relative performance. The stock price of GameStop advanced as the company received massive media attention after a group of traders, who organized on the internet message board website, Reddit, drove the company’s share price to record highs. In addition, the fund’s overweight position in beauty salon franchiser and operator Regis(h), and its holdings of educational services provider Grand Canyon Education(b), also dampened relative results.
3

MFS New Discovery Value Portfolio
Management Review - continued
Elsewhere, not holding shares of rental car company Avis Budget Group and natural gas company Ovintiv, and the fund’s overweight position in residential mortgage real estate investment trust Two Harbors Investment Corp, further detracted from relative performance.
Respectfully,
Portfolio Manager(s)
Richard Offen and Kevin Schmitz
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

MFS New Discovery Value Portfolio
Performance Summary Through 12/31/21
The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.
Growth of a Hypothetical $10,000 Investment
Total Returns through 12/31/21
Average annual total returns
Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	10/01/08	34.05%	13.93%	14.22%
Service Class	10/01/08	33.87%	13.66%	13.94%
Comparative benchmark(s)
Russell 2000® Value Index (f)	28.27%	9.07%	12.03%
(f)	Source: FactSet Research Systems Inc.
Benchmark Definition(s)
Russell 2000® Value Index(h) - a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
5

MFS New Discovery Value Portfolio
Performance Summary – continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.
Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

MFS New Discovery Value Portfolio
Expense Table
Fund Expenses Borne by the Contract Holders during the Period,
July 1, 2021 through December 31, 2021
As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021 through December 31, 2021.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight the fund's ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.
Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/21	Ending Account Value 12/31/21	Expenses Paid During Period (p) 7/01/21-12/31/21
Initial Class	Actual	0.88%	$1,000.00	$1,066.84	$4.58
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$1,065.82	$5.88
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class's annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
7

MFS New Discovery Value Portfolio
Portfolio of Investments − 12/31/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.3%
Aerospace & Defense – 2.6%
CACI International, Inc., “A” (a)	2,424	$ 652,565
KBR, Inc.	16,466	784,111
		$1,436,676
Apparel Manufacturers – 2.4%
PVH Corp.	5,042	$ 537,729
Skechers USA, Inc., “A” (a)	18,337	795,826
		$1,333,555
Automotive – 3.7%
LKQ Corp.	12,403	$ 744,552
Methode Electronics, Inc.	13,659	671,613
Stoneridge, Inc. (a)	7,773	153,439
Visteon Corp. (a)	4,295	477,346
		$2,046,950
Business Services – 1.6%
HireRight Holdings Corp. (a)	17,126	$ 274,016
Paya, Inc. (a)	59,829	379,316
WNS (Holdings) Ltd., ADR (a)	2,877	253,809
		$907,141
Chemicals – 1.4%
Element Solutions, Inc.	32,497	$ 789,027
Computer Software – 1.3%
8x8, Inc. (a)	11,050	$ 185,198
ACI Worldwide, Inc. (a)	9,202	319,309
Sabre Corp. (a)	24,271	208,488
		$712,995
Computer Software - Systems – 1.8%
Softchoice Corp. (l)	24,160	$ 407,776
Verint Systems, Inc. (a)	10,684	561,017
		$968,793
Construction – 2.0%
Armstrong World Industries, Inc.	2,440	$ 283,333
GMS, Inc. (a)	4,591	275,965
Toll Brothers, Inc.	7,185	520,122
		$1,079,420
Consumer Products – 2.6%
Energizer Holdings, Inc.	8,138	$ 326,334
Newell Brands, Inc.	19,530	426,535
Prestige Consumer Healthcare, Inc. (a)	11,441	693,897
		$1,446,766
Consumer Services – 0.8%
Grand Canyon Education, Inc. (a)	5,215	$ 446,978
8

MFS New Discovery Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Containers – 5.2%
Ardagh Metal Packaging S.A. (a)	46,344	$ 418,486
Berry Global, Inc. (a)	12,410	915,610
Graphic Packaging Holding Co.	36,530	712,335
Pactiv Evergreen, Inc.	27,293	346,075
Silgan Holdings, Inc.	11,120	476,381
		$2,868,887
Electrical Equipment – 3.2%
nVent Electric PLC	17,140	$ 651,320
TriMas Corp.	17,375	642,875
WESCO International, Inc. (a)	3,459	455,170
		$1,749,365
Electronics – 2.4%
Cohu, Inc. (a)	11,416	$ 434,835
nLIGHT, Inc. (a)	6,120	146,574
Plexus Corp. (a)	7,859	753,600
		$1,335,009
Energy - Independent – 3.1%
CNX Resources Corp. (a)	24,515	$ 337,081
Devon Energy Corp.	8,794	387,376
Magnolia Oil & Gas Corp., “A”	23,868	450,389
Viper Energy Partners LP	24,792	528,318
		$1,703,164
Engineering - Construction – 1.0%
APi Group, Inc. (a)	20,857	$ 537,485
Food & Beverages – 2.4%
Hostess Brands, Inc. (a)	32,935	$ 672,533
Nomad Foods Ltd. (a)	24,873	631,525
		$1,304,058
Furniture & Appliances – 0.6%
IMAX Corp. (a)	19,621	$ 350,039
Gaming & Lodging – 2.2%
International Game Technology PLC	29,218	$ 844,692
Wyndham Hotels & Resorts, Inc.	4,353	390,247
		$1,234,939
Insurance – 3.8%
CNO Financial Group, Inc.	26,127	$ 622,868
Everest Re Group Ltd.	1,775	486,208
Hanover Insurance Group, Inc.	3,738	489,902
Selective Insurance Group, Inc.	5,881	481,889
		$2,080,867
Leisure & Toys – 1.1%
Brunswick Corp.	3,630	$ 365,650
Funko, Inc., “A” (a)	12,156	228,533
		$594,183
9

MFS New Discovery Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Machinery & Tools – 1.3%
Enerpac Tool Group Corp.	6,955	$ 141,047
Regal Rexnord Corp.	3,490	593,928
		$734,975
Medical & Health Technology & Services – 3.4%
ICON PLC (a)	1,653	$ 511,934
Premier, Inc., “A”	14,544	598,776
Syneos Health, Inc. (a)	7,600	780,368
		$1,891,078
Medical Equipment – 1.5%
Agiliti Health, Inc. (a)	17,551	$ 406,481
Envista Holdings Corp. (a)	9,726	438,254
		$844,735
Metals & Mining – 1.3%
Arconic Corp. (a)	14,252	$ 470,458
Kaiser Aluminum Corp.	2,424	227,711
		$698,169
Natural Gas - Distribution – 2.8%
New Jersey Resources Corp.	14,353	$ 589,334
ONE Gas, Inc.	6,142	476,558
South Jersey Industries, Inc.	18,076	472,145
		$1,538,037
Natural Gas - Pipeline – 1.0%
Plains GP Holdings LP	55,792	$ 565,731
Oil Services – 1.4%
ChampionX Corp. (a)	28,767	$ 581,381
Expro Group Holdings N.V. (a)	13,306	190,941
		$772,322
Other Banks & Diversified Financials – 21.5%
Air Lease Corp.	8,758	$ 387,366
Bank of Hawaii Corp.	7,434	622,672
Brookline Bancorp, Inc.	31,956	517,368
Cathay General Bancorp, Inc.	17,121	736,032
East West Bancorp, Inc.	6,729	529,438
Element Fleet Management Corp.	51,913	528,590
Encore Capital Group, Inc. (a)	11,068	687,433
First Hawaiian, Inc.	22,403	612,274
First Interstate BancSystem, Inc.	14,173	576,416
Hanmi Financial Corp.	18,707	442,982
Lakeland Financial Corp.	5,183	415,366
Prosperity Bancshares, Inc.	10,258	741,653
Sandy Spring Bancorp, Inc.	7,816	375,793
SLM Corp.	44,825	881,708
Texas Capital Bancshares, Inc. (a)	5,246	316,071
Textainer Group Holdings Ltd.	10,218	364,885
Triton International Ltd. of Bermuda	6,190	372,824
UMB Financial Corp.	7,395	784,683
Umpqua Holdings Corp.	43,243	831,995
Wintrust Financial Corp.	6,038	548,371
10

MFS New Discovery Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Zions Bancorp NA	9,420	$ 594,967
		$ 11,868,887
Pharmaceuticals – 0.5%
Organon & Co.	8,434	$ 256,815
Real Estate – 8.0%
Brixmor Property Group, Inc., REIT	10,833	$ 275,266
Broadstone Net Lease, Inc., REIT	20,529	509,530
Douglas Emmett, Inc., REIT	6,828	228,738
Empire State Realty Trust, REIT, “A”	44,477	395,845
Industrial Logistics Properties Trust, REIT	21,712	543,886
Life Storage, Inc., REIT	2,962	453,719
LXP Industrial Trust, REIT	31,751	495,951
National Storage Affiliates Trust, REIT	6,650	460,180
Phillips Edison & Co., REIT	14,286	472,009
Two Harbors Investment Corp., REIT	103,192	595,418
		$4,430,542
Restaurants – 0.9%
Jack in the Box, Inc.	5,636	$ 493,037
Specialty Chemicals – 4.0%
Avient Corp.	12,845	$ 718,678
Axalta Coating Systems Ltd. (a)	11,790	390,485
Diversey Holdings Ltd. (a)	47,316	629,776
Univar Solutions, Inc. (a)	16,449	466,329
		$2,205,268
Specialty Stores – 2.1%
Urban Outfitters, Inc. (a)	19,797	$ 581,240
Zumiez, Inc. (a)	12,583	603,858
		$1,185,098
Trucking – 1.5%
Schneider National, Inc.	14,857	$ 399,802
XPO Logistics, Inc. (a)	5,421	419,748
		$819,550
Utilities - Electric Power – 2.9%
Black Hills Corp.	11,193	$ 789,890
Portland General Electric Co.	14,848	785,756
		$1,575,646
Total Common Stocks (Identified Cost, $35,234,438)		$54,806,187
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 0.07% (v) (Identified Cost, $383,820)	383,820	$ 383,820
11

MFS New Discovery Value Portfolio
Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Collateral for Securities Loaned – 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (j) (Identified Cost, $60,705)	60,705	$ 60,705
Other Assets, Less Liabilities – (0.1)%		(44,423)
Net Assets – 100.0%		$55,206,289
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $383,820 and $54,866,892, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
12

MFS New Discovery Value Portfolio
Financial Statements	Statement of Assets and Liabilities
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
At 12/31/21 Assets
Investments in unaffiliated issuers, at value, including $57,723 of securities on loan (identified cost, $35,295,143)	$54,866,892
Investments in affiliated issuers, at value (identified cost, $383,820)	383,820
Receivables for
Fund shares sold	5,451
Interest and dividends	66,363
Receivable from investment adviser	9,327
Other assets	550
Total assets	$55,332,403
Liabilities
Payables for
Fund shares reacquired	$25,528
Collateral for securities loaned, at value	60,705
Payable to affiliates
Administrative services fee	100
Shareholder servicing costs	30
Distribution and/or service fees	195
Payable for independent Trustees' compensation	38
Accrued expenses and other liabilities	39,518
Total liabilities	$126,114
Net assets	$55,206,289
Net assets consist of
Paid-in capital	$27,225,867
Total distributable earnings (loss)	27,980,422
Net assets	$55,206,289
Shares of beneficial interest outstanding	4,856,102
	Net assets	Shares outstanding	Net asset value per share
Initial Class	$40,979,688	3,593,534	$11.40
Service Class	14,226,601	1,262,568	11.27
See Notes to Financial Statements
13

MFS New Discovery Value Portfolio
Financial Statements	Statement of Operations
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Year ended 12/31/21
Net investment income (loss)
Income
Dividends	$782,012
Income on securities loaned	5,831
Other	5,490
Dividends from affiliated issuers	226
Foreign taxes withheld	(2,078)
Total investment income	$791,481
Expenses
Management fee	$485,837
Distribution and/or service fees	31,381
Shareholder servicing costs	5,595
Administrative services fee	18,009
Independent Trustees' compensation	3,038
Custodian fee	4,373
Shareholder communications	5,018
Audit and tax fees	56,504
Legal fees	247
Miscellaneous	23,701
Total expenses	$633,703
Reduction of expenses by investment adviser	(126,726)
Net expenses	$506,977
Net investment income (loss)	$284,504
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$11,781,149
Foreign currency	1,000
Net realized gain (loss)	$11,782,149
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$3,812,734
Translation of assets and liabilities in foreign currencies	38
Net unrealized gain (loss)	$3,812,772
Net realized and unrealized gain (loss)	$15,594,921
Change in net assets from operations	$15,879,425
See Notes to Financial Statements
14

MFS New Discovery Value Portfolio
Financial Statements	Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	12/31/21	12/31/20
Change in net assets
From operations
Net investment income (loss)	$284,504	$412,717
Net realized gain (loss)	11,782,149	(1,738,583)
Net unrealized gain (loss)	3,812,772	6,776,692
Change in net assets from operations	$15,879,425	$5,450,826
Total distributions to shareholders	$(1,651,131)	$(4,690,161)
Change in net assets from fund share transactions	$(14,070,396)	$3,672,055
Total change in net assets	$157,898	$4,432,720
Net assets
At beginning of period	55,048,391	50,615,671
At end of period	$55,206,289	$55,048,391
See Notes to Financial Statements
15

MFS New Discovery Value Portfolio
Financial Statements	Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Initial Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$8.77	$9.33	$8.45	$11.13	$10.79
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.07	$0.10	$0.08	$0.05
Net realized and unrealized gain (loss)	2.91	0.14	2.46	(0.94)	1.44
Total from investment operations	$2.97	$0.21	$2.56	$(0.86)	$1.49
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.08)	$(0.08)	$(0.06)	$(0.11)
From net realized gain	(0.25)	(0.69)	(1.60)	(1.76)	(1.04)
Total distributions declared to shareholders	$(0.34)	$(0.77)	$(1.68)	$(1.82)	$(1.15)
Net asset value, end of period (x)	$11.40	$8.77	$9.33	$8.45	$11.13
Total return (%) (k)(r)(s)(x)	34.05	4.19	33.65	(10.78)	15.24
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.12	1.14	1.13	1.11	1.08
Expenses after expense reductions	0.88	0.88	0.88	0.88	0.88
Net investment income (loss)	0.58	0.90	1.02	0.72	0.48
Portfolio turnover	51	84	38	55	52
Net assets at end of period (000 omitted)	$40,980	$44,834	$41,098	$36,665	$45,470
Service Class	Year ended
	12/31/21	12/31/20	12/31/19	12/31/18	12/31/17
Net asset value, beginning of period	$8.67	$9.25	$8.38	$11.05	$10.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.05	$0.07	$0.05	$0.03
Net realized and unrealized gain (loss)	2.88	0.12	2.45	(0.93)	1.43
Total from investment operations	$2.92	$0.17	$2.52	$(0.88)	$1.46
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.05)	$(0.03)	$(0.09)
From net realized gain	(0.25)	(0.69)	(1.60)	(1.76)	(1.04)
Total distributions declared to shareholders	$(0.32)	$(0.75)	$(1.65)	$(1.79)	$(1.13)
Net asset value, end of period (x)	$11.27	$8.67	$9.25	$8.38	$11.05
Total return (%) (k)(r)(s)(x)	33.87	3.73	33.43	(11.00)	15.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.37	1.39	1.38	1.36	1.33
Expenses after expense reductions	1.13	1.13	1.13	1.13	1.13
Net investment income (loss)	0.36	0.66	0.78	0.45	0.24
Portfolio turnover	51	84	38	55	52
Net assets at end of period (000 omitted)	$14,227	$10,215	$9,518	$8,387	$10,907

See Notes to Financial Statements
16

MFS New Discovery Value Portfolio
Financial Highlights - continued
(d)	Per share data is based on average shares outstanding.
(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
17

MFS New Discovery Value Portfolio
Notes to Financial Statements
(1)  Business and Organization
MFS New Discovery Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share.
Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and
18

MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2021 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$54,806,187	$—	$—	$54,806,187
Mutual Funds	444,525	—	—	444,525
Total	$55,250,712	$—	$—	$55,250,712
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $57,723. The fair value of the fund's investment securities on loan and a related liability of $60,705 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
19

MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 12/31/21	Year ended 12/31/20
Ordinary income (including any short-term capital gains)	$1,311,100	$1,229,747
Long-term capital gains	340,031	3,460,414
Total distributions	$1,651,131	$4,690,161
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 12/31/21
Cost of investments	$37,896,215
Gross appreciation	17,845,044
Gross depreciation	(490,547)
Net unrealized appreciation (depreciation)	$17,354,497
Undistributed ordinary income	4,592,558
Undistributed long-term capital gain	6,033,325
Other temporary differences	42
Total distributable earnings (loss)	$27,980,422
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
20

MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
	Year ended 12/31/21	Year ended 12/31/20
Initial Class	$1,259,904	$3,822,814
Service Class	391,227	867,347
Total	$1,651,131	$4,690,161
(3)  Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $250 million	0.90%
In excess of $250 million	0.85%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. For the year ended December 31, 2021, this management fee reduction amounted to $6,837, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.89% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2023. For the year ended December 31, 2021, this reduction amounted to $119,889, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2021, the fee was $5,221, which equated to 0.0097% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2021, these costs amounted to $374.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2021 was equivalent to an annual effective rate of 0.0334% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
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MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended December 31, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $28,304 and $48,090, respectively. The sales transactions resulted in net realized gains (losses) of $(440).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended December 31, 2021, this reimbursement amounted to $5,475, which is included in “Other” income in the Statement of Operations.
(4)  Portfolio Securities
For the year ended December 31, 2021, purchases and sales of investments, other than short-term obligations, aggregated $26,896,829 and $42,069,817, respectively.
(5)  Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	431,095	$4,511,414	2,799,875	$18,594,474
Service Class	437,830	4,651,820	490,466	3,256,939
	868,925	$9,163,234	3,290,341	$21,851,413
Shares issued to shareholders in reinvestment of distributions
Initial Class	118,412	$1,259,904	534,659	$3,822,814
Service Class	37,189	391,227	122,507	867,347
	155,601	$1,651,131	657,166	$4,690,161
Shares reacquired
Initial Class	(2,069,710)	$(20,828,539)	(2,623,597)	$(19,254,515)
Service Class	(390,160)	(4,056,222)	(464,712)	(3,615,004)
	(2,459,870)	$(24,884,761)	(3,088,309)	$(22,869,519)
Net change
Initial Class	(1,520,203)	$(15,057,221)	710,937	$3,162,773
Service Class	84,859	986,825	148,261	509,282
	(1,435,344)	$(14,070,396)	859,198	$3,672,055
Effective at the close of business on August 14, 2019, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 37%, 13%, and 7%, respectively, of the value of outstanding voting shares of the fund.
(6)  Line of Credit
The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit of which $1 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established
22

MFS New Discovery Value Portfolio
Notes to Financial Statements  - continued
unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended December 31, 2021, the fund’s commitment fee and interest expense were $167 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$497,322	$18,223,464	$18,336,966	$—	$—	$383,820
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$226	$—
(8)  Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9)  LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.
23

MFS New Discovery Value Portfolio
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS New Discovery Value Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Portfolio (the “Fund”), including the portfolio of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 15, 2022
We have served as the auditor of one or more of the MFS investment companies since 1924.
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MFS New Discovery Value Portfolio
Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of February 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

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MFS New Discovery Value Portfolio
Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 48)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
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MFS New Discovery Value Portfolio
Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Richard Offen Kevin Schmitz
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MFS New Discovery Value Portfolio
Board Review of Investment Advisory Agreement
MFS New Discovery Value Portfolio
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2020 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this five-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the three-year period ended December 31, 2020 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
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MFS New Discovery Value Portfolio
Board Review of Investment Advisory Agreement - continued
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was lower than the Broadridge expense group median and the Fund’s total expense ratio was higher than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.
The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $250 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
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MFS New Discovery Value Portfolio
Board Review of Investment Advisory Agreement - continued
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.
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MFS New Discovery Value Portfolio
Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
FURTHER INFORMATION
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/vit3 by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates $375,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 49.87% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.
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rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.
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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
33

Item 1(b):

Not applicable.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended December 31, 2021 and 2020, audit fees billed to the Fund by Deloitte were as follows:

	Audit Fees
	2021	2020
Fees billed by Deloitte:
MFS Blended Research Small Cap Equity Portfolio	47,153	46,480
MFS Conservative Allocation Portfolio	32,128	31,662
MFS Global Real Estate Portfolio	48,156	47,469
MFS Growth Allocation Portfolio	32,128	31,662
MFS Inflation-Adjusted Bond Portfolio	37,069	36,535
MFS Limited Maturity Portfolio	59,012	58,175
MFS Mid Cap Value Portfolio	48,593	47,900
MFS Moderate Allocation Portfolio	32,128	31,662
MFS New Discovery Value Portfolio	47,153	46,480

Total	383,520	378,025

For the fiscal years ended December 31, 2021 and 2020, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio	2,400	2,400	5,660	5,587	0	0
To MFS Conservative Allocation Portfolio	2,400	2,400	5,660	5,587	0	0
To MFS Global Real Estate Portfolio	2,400	2,400	6,255	5,928	0	0
To MFS Growth Allocation Portfolio	2,400	2,400	5,660	5,587	0	0
To MFS Inflation-Adjusted Bond Portfolio	2,400	2,400	4,781	4,721	0	0
To MFS Limited Maturity Portfolio	2,400	2,400	5,660	5,587	0	0
To MFS Mid Cap Value Portfolio	2,400	2,400	5,660	5,587	0	0
To MFS Moderate Allocation Portfolio	2,400	2,400	5,660	5,587	0	0
To MFS New Discovery Value Portfolio	2,400	2,400	5,660	5,587	0	0
Total fees billed by Deloitte To above Funds:	21,600	21,600	50,656	49,758	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Conservative Allocation Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Global Real Estate Portfolio*	0	0	0	0	5,390	5,390

To MFS and MFS Related Entities of MFS Growth Allocation Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Inflation-Adjusted Bond Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Limited Maturity Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Mid Cap Value Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS Moderate Allocation Portfolio*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS New Discovery Value Portfolio*	0	0	0	0	5,390	5,390

	Aggregate fees for non-audit services:
	2021	2020
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio, MFS and MFS Related Entities#	13,450	557,127
To MFS Conservative Allocation Portfolio, MFS and MFS Related Entities#	13,450	557,127
To MFS Global Real Estate Portfolio, MFS and MFS Related Entities#	14,045	557,468
To MFS Growth Allocation Portfolio, MFS and MFS Related Entities#	13,450	557,127
To MFS Inflation-Adjusted Bond Portfolio, MFS and MFS Related Entities#	12,571	556,261
To MFS Limited Maturity Portfolio, MFS and MFS Related Entities#	13,450	557,127
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities#	13,450	557,127
To MFS Moderate Allocation Portfolio, MFS and MFS Related Entities#	13,450	557,127
To MFS New Discovery Value Portfolio, MFS and MFS Related Entities#	13,450	557,127

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

	(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

	(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

	(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

Notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST III

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: February 15, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: February 15, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 15, 2022

*	Print name and title of each signing officer under his or her signature.